Nationwide Life Insurance Company • Nationwide Variable Account-II

Prospectus supplement dated November 30, 2011 to
Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold,
M&T All American Gold and Wells Fargo All American Gold prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following changes are made to the Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold and Wells Fargo All American Gold Annuities:

1.
For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), the current price for the 7% Lifetime Income Option is equal to 1.00% of the Current Income Benefit Base.

2.
For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), there is currently no charge associated with the 7% Spousal Continuation Benefit or the 10% Spousal Continuation Benefit.

3.
For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), the Lifetime Withdrawal Percentages are reduced for the 10% Lifetime Income Option and the 7% Lifetime Income Option.

4.
For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), election of a Spousal Continuation Benefit option will reduce Lifetime Withdrawal Percentages associated with the elected Lifetime Income Option.

Accordingly, the following changes apply to your prospectus:

1.	The "Recurring Contract Expenses" table is deleted in its entirety and replaced with the following:
Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$303
Annual Loan Interest Charge	2.25%4
Variable Account Annual Expenses (assessed as an annualized percentage of Daily Net Assets)
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%
CDSC Options (an applicant may elect one option)
Four Year CDSC Option ("L Schedule Option") Total Variable Account Charges (including this option only)	0.50%5 1.65%
No CDSC Option ("C Schedule Option") Total Variable Account Charges (including this option only)	0.55%6 1.70%
Death Benefit Options (an applicant may elect one option)
One-Year Enhanced Death Benefit II Option Total Variable Account Charges (including this option only)	0.20%7 1.35%
One-Year Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.10% 1.25%
One-Month Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.35%8 1.50%
Combination Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.40%9 1.55%
(continued on next page)

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Recurring Contract Expenses (continued)
Beneficiary Protector II Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.35%.
0.35%10 1.50%
Extra Value Options (eligible applicants may purchase one option)
5% Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.70% by decreasing the interest we credit to amounts allocated to the Fixed Accounts or the Guaranteed Term Options.
0.70%11 1.85%
3% Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.45% by decreasing the interest we credit to amounts allocated to the Fixed Accounts or the Guaranteed Term Options.
0.45%12 1.60%
Capital Preservation Plus Lifetime Income Option	1.00%13
Total Variable Account Charges (including this option only)	2.15%
In addition to the charge assessed to Variable Account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of no more than 1.00% by decreasing the interest we credit to amounts allocated to the Guaranteed Term Options/Target Term Options. 13

Capital Preservation Plus Option (no longer available for purchase)	0.50%
Total Variable Account Charges (including this option only)	1.65%
In addition to the charge assessed to Variable Account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50% by decreasing the interest credited to amounts allocated to the Guaranteed Term Options/Target Term Options.

Additional Optional Riders with charges assessed annually as a percentage of Current Income Benefit Base: 14
Lifetime Income Options (an applicant may purchase one option):
5% Lifetime Income Option (no longer available)	1.00%15
7% Lifetime Income Option	1.00%
10% Lifetime Income Option	1.20%
Spousal Continuation Options (an applicant may purchase one option only if the corresponding Lifetime Income Option is elected):
5% Spousal Continuation Benefit (no longer available)	0.15%
7% Spousal Continuation Benefit	0.30%16
10% Spousal Continuation Benefit (not available in New York)	0.30%17

3 The Contract Maintenance Charge is deducted annually from all contracts containing less than $50,000 on each contract anniversary.  This charge is permanently waived for any contract valued at $50,000 or more on any contract anniversary.  If assessed, the Contract Maintenance Charge is deducted proportionately from each Sub-Account, the Fixed Account, and the Guaranteed Term Options based on the value in each option as compared to the total Contract Value.
4 The loan interest rate is determined, based on market conditions, at the time of loan application or issuance.  The loan balance in the collateral Fixed Account is credited with interest at 2.25% less than the loan interest rate.  Thus, the net loan interest charge is an annual rate of 2.25%, which is applied against the outstanding loan balance.
5 Range of L Schedule Option CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4
CDSC Percentage	7%	6%	5%	4%	0%
The charge associated with this option will be assessed for the life of the contract.

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6 Election of the C Schedule Option eliminates the B Schedule CDSC schedule; no CDSC will be assessed upon surrenders from the contract.
7 The One-Year Enhanced Death Benefit II Option is only available for contracts with annuitants age 80 or younger at the time of application.
8 The One-Month Enhanced Death Benefit Option is only available for contracts with annuitants age 75 or younger at the time of application.
9 The Combination Enhanced Death Benefit Option is only available for contracts with annuitants age 80 or younger at the time of application.
10 The Beneficiary Protector II Option is only available for contracts with annuitants age 75 or younger at the time of application.
11 Nationwide will discontinue deducting the charge associated with the 5% Extra Value Option 7 years from the date the contract was issued.
12 Nationwide will discontinue deducting the charge associated with the 3% Extra Value Option 7 years from the date the contract was issued.
13 For contracts issued on or after September 15, 2008 or the date of state approval, (whichever is later): the current Variable Account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge associated with these contracts is equal to a reduction in crediting rates of 0.75%.
For contracts issued before September 15, 2008 or the date of state approval, (whichever is later): the current Variable Account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge associated with these contracts is equal to a reduction in crediting rates of 0.60%.
14 For information about how the Current Income Benefit Base is calculated see "Determination of the Income Benefit Base Prior to the First Surrender" later in this prospectus.
15 Currently, the charge associated with the 5% Lifetime Income Option is equal to 0.85% of the Current Income Benefit Base.
16 For contracts that elect the 7% Spousal Continuation Benefit on or after December 5, 2011 or the date of state approval (whichever is later), there is currently no charge associated with the 7% Spousal Continuation Benefit. For contracts that elected the 7% Spousal Continuation Benefit before December 5, 2011 or the date of state approval (whichever is later), the charge associated with the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.
17 For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), there is currently no charge associated with the 10% Spousal Continuation Benefit. For contracts issued before December 5, 2011 or the date of state approval (whichever is later), the charge associated with the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base.

2.	The "7% Lifetime Income Option" subsection of the "Charges and Expenses" section in "Synopsis of the Contracts" is deleted in its entirety and replaced with the following:

7% Lifetime Income Option

For contracts issued on or after November 1, 2010, the 7% Lifetime Income Option is available for election only for contracts issued in the State of New York and must be elected at the time of application.  For contracts issued after May 1, 2007 and before November 1, 2010, the 7% Lifetime Income Option was available in all states (subject to state approval) and must have been elected at the time of application.  For contracts issued before May 1, 2007, the 7% Lifetime Income Option is available in all states (subject to state approval) and is available for election at any time.

For contracts issued on or after November 1, 2010, the Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time the option is elected.  For contracts issued before November 1, 2010, the Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must have been between age 45 and 85 at the time the option was elected.  The 7% Lifetime Income Option may not be elected if any of the following optional benefits are elected: another Lifetime Income Option, Capital Preservation Plus Option, Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.

If the Contract Owner elects the 7% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.00% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  For contracts that elect the 7% Lifetime Income Option on or after December 5, 2011 or the date of state approval (whichever is later), the current charge is 1.00% of the Current Income Benefit Base.  For contracts that elected the 7% Lifetime Income Option before December 5, 2011 or the date of state approval (whichever is later), the current charge for is 0.95% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

3.	The "10% Spousal Continuation Benefit" subsection of the "Charges and Expenses" section in "Synopsis of the Contracts" is deleted in its entirety and replaced with the following:

10% Spousal Continuation Benefit

The 10% Spousal Continuation Benefit is available under the contract at the time of application for those contracts that also elected the 10% Lifetime Income Option.  The 10% Spousal Continuation Benefit is not available for contracts issued in the State of New York.  The Contract Owner’s spouse (or the

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Annuitant’s spouse in the case of a non-natural Contract Owner) must be between age 45 and 85 at the time of application.  The Contract Owner's spouse (or the Annuitant's spouse in the case of a non-natural Contract Owner) must be between age 45 and
        85 at the time of application.

If the Contract Owner elects the 10% Spousal Continuation Benefit, Nationwide will deduct an additional charge not to exceed 0.30% of the Current Income Benefit Base.  For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later), no additional charge is associated with election of the 10% Spousal Continuation Benefit.  However, Nationwide will reduce the Lifetime Withdrawal Percentages associated with the 10% Lifetime Income Option.  For contracts issued before December 5, 2011 or the date of state approval (whichever is later), the charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base and there is no reduction to the Lifetime Withdrawal Percentages. Any charge is deducted at the same time and in the same manner as the respective Lifetime Income Option charge.

4.	The "7% Spousal Continuation Benefit" subsection of the "Charges and Expenses" section in "Synopsis of the Contracts" is deleted in its entirety and replaced with the following:

7% Spousal Continuation Benefit

The 7% Spousal Continuation Benefit is only available for election if and when the 7% Lifetime Income Option is elected.  Effective November 1, 2010, the 7% Spousal Continuation Benefit is only available for contracts issued in the State of New York.
The Contract Owner's spouse (or the Annuitant's spouse in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time of application.

If the Contract Owner elects the 7% Spousal Continuation Benefit, Nationwide will deduct an additional charge not to exceed 0.30% of the Current Income Benefit Base.  For contracts that elect the 7% Spousal Continuation Benefit on or after December 5, 2011 or the date of state approval (whichever is later), no additional charge is associated with election of the 7% Spousal Continuation Benefit.  However, Nationwide will reduce the Lifetime Withdrawal Percentages associated with the 7% Lifetime Income Option.  For contracts that elected the 7% Spousal Continuation Benefit before December 5, 2011 or the date of state approval (whichever is later), the charge for the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base and there is no reduction to the Lifetime Withdrawal Percentages.  Any charge is deducted at the same time and in the same manner as the respective Lifetime Income Option charge.

5.
The "Lifetime Income Withdrawals" subsection of the "10% Lifetime Income Option" section in "Optional Contract Benefits, Charges and Deductions" is deleted in its entirety and replaced with the following:

Lifetime Income Withdrawals

At any time after the 10% Lifetime Income Option is elected, the Contract Owner may begin taking the lifetime income benefit by taking a withdrawal from the contract.  The first withdrawal under the contract constitutes the first lifetime income withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, lifetime income withdrawals reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first withdrawal, the Current Income Benefit Base is locked in and will not change unless the Contract Owner takes excess withdrawals, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first withdrawal from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner as indicated in the following tables.  State specific Lifetime Withdrawal Percentages, based on the approved table at the time of application, can be obtained from your registered representative or by contacting Nationwide’s service center.

For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later):

Contract Owner's Age (at time of first withdrawal) 1	Lifetime Withdrawal Percentage2
45 up to 59½	3%
59½ through 64	3.75%
65 through 80	4.75%
81 and older	5.75%

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1 The Contract Owner’s age at the time of first withdrawal is different for contracts issued in the State of New York. See "Appendix D: State Variations" for more information.

2 For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later) that elect the 10% Spousal Continuation Benefit, the Lifetime Withdrawal Percentages will be reduced (see "Spousal Continuation Benefit").

For contracts issued on or after May 1, 2010 but before December 5, 2011 or the date of state approval (whichever is later):1

Contract Owner’s Age (at time of first withdrawal) 1	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%

1 The Contract Owner’s age at the time of first withdrawal is different for contracts issued in the State of New York.  See "Appendix D: State Variations" for more information.

For contracts issued on or after May 1, 2009 but before May 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts issued before May 1, 2009:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a withdrawal from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the Lifetime Withdrawal Percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of Lifetime Withdrawal Percentages at the higher age bands.  Consult a qualified tax advisor for more information.

At the time of the first withdrawal and on each 10% L.Inc anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be withdrawn from the contract before the next 10% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to withdrawal the current benefit amount will continue until the earlier of the Contract Owner’s death or annuitization.

Although withdrawals up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

6.	The first three paragraphs of the "7% Lifetime Income Option" section in "Optional Contract Benefits, Charges and Deductions" are replaced with the following:

The 7% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  For contracts issued on or after November 1, 2010, the age of the person upon which the benefit depends (the "determining life") must be between 50 and 85 years old at the time of application.  For contracts issued

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before November 1, 2010, the determining life must have been between 45 and 85 years old at the time of application. For most contracts, the determining life is that of the primary Contract Owner.  For those contracts where the Contract Owner is a non-natural person, for purposes of this option, the determining life is that of the primary Annuitant, and all references in this option to "Contract Owner" shall mean primary Annuitant.  If in addition to the Annuitant, a co-Annuitant or joint Annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

For contracts issued on or after November 1, 2010, the 7% Lifetime Income Option is available for election only for contracts issued in the State of New York and must be elected at the time of application.  For contracts issued after May 1, 2007 and before November 1, 2010, the 7% Lifetime Income Option was available in all states (subject to state approval) and must have been elected at the time of application.  For contracts issued before May 1, 2007, the 7% Lifetime Income Option is available in all states (subject to state approval) and is available for election at any time.  The 7% Lifetime Income Option may not be elected if a loan is outstanding on the contract or if any of the following optional benefits are elected: another Lifetime Income Option, Capital Preservation Plus Option, Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.  The 7% Lifetime Income Option is not available on beneficially owned contracts - those contracts that are inherited by a beneficiary and the beneficiary continues to hold the contract as a beneficiary (as opposed to treating the contract as his/her own) for tax purposes.

In exchange for the 7% Lifetime Income Option, Nationwide will assess an annual charge not to exceed 1.00% of the Current Income Benefit Base.  For contracts that elect the 7% Lifetime Income Option on or after December 5, 2011 or the date of state approval (whichever is later), the current charge is 1.00% of the Current Income Benefit Base.  For contracts that elected the 7% Lifetime Income Option before December 5, 2011 or the date of state approval (whichever is later), the charge is 0.95% of the Current Income Benefit Base. The charge associated with the 7% Lifetime Income Option will not change, except, possibly, upon the Contract Owner's election to reset the benefit base, as discussed herein.  The charge will be assessed on each Contract Anniversary (the "7% L.Inc Anniversary") and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the Contract Owner is invested at the time the charge is taken.  Amounts redeemed as the 7% Lifetime Income Option charge will not negatively impact calculations associated with other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

7.
The "Lifetime Income Withdrawals" subsection of the "7% Lifetime Income Option" section in "Optional Contract Benefits, Charges and Deductions" is deleted in its entirety and replaced with the following:

Lifetime Income Withdrawals

At any time after the 7% Lifetime Income Option is elected, the Contract Owner may begin taking the lifetime income benefit by taking a withdrawal from the contract.  The first withdrawal under the contract constitutes the first lifetime income withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, lifetime income withdrawals reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first withdrawal, the Current Income Benefit Base is locked in and will not change unless the Contract Owner takes excess withdrawals, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first withdrawal from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner as indicated in the following tables:

For contracts that elect the 7% Lifetime Income Option on or after December 5, 2011 or the date of state approval (whichever is later):

Contract Owner's Age (at time of first withdrawal)	Lifetime Withdrawal Percentage1
50 up to 59½	3%
59½ through 64	3.75%
65 through 80	4.75%
81 and older	5.75%

1 For contracts that elect the 7% Lifetime Income Option on or after December 5, 2011 or the date of state approval (whichever is later) that elect the 7% Spousal Continuation Benefit, the Lifetime Withdrawal Percentages will be reduced (see "Spousal Continuation Benefit").

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For contracts that elected the 7% Lifetime Income Option on or after November 1, 2010 but before December 5, 2011 or the date of state approval (whichever is later):

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
50 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%

For contracts that elected the 7% Lifetime Income Option on or after May 1, 2009 but before November 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts that elected the 7% Lifetime Income Option before May 1, 2009:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a withdrawal from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the Lifetime Withdrawal Percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of Lifetime Withdrawal Percentages at the higher age bands.  Consult a qualified tax advisor for more information.

At the time of the first withdrawal and on each 7% L.Inc anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be withdrawn from the contract before the next 7% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to withdrawal the current benefit amount will continue until the earlier of the Contract Owner’s death or annuitization.

Although withdrawals up to the benefit amount do not reduce the Current Lifetime Benefit Base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

8.	The first two paragraphs of the "Spousal Continuation Benefit" section in "Optional Contract Benefits, Charges and Deductions" are replaced with the following:

At the time the 10% Lifetime Income Option, the 7% Lifetime Income Option, or the 5% Lifetime Income Option is elected, the Contract Owner may elect the corresponding Spousal Continuation Benefit (not available for contracts issued as Charitable Remainder Trusts).

The charge associated with the 10% Spousal Continuation Benefit will not exceed 0.30% of the Current Income Benefit Base.  For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later) that elect the 10% Spousal Continuation Benefit, there is no additional charge associated with the option.  However, Nationwide will reduce the Lifetime Withdrawal Percentages associated with the 10% Lifetime Income Option as follows:

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Contract Owner's Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	3.25%
65 through 80	4.25%
81 and older	5.25%

For contracts issued before December 5, 2011 or the date of state approval (whichever is later) that elected the 10% Spousal Continuation Benefit, the current charge is 0.20% of the Current Income Benefit Base and there is no reduction to the Lifetime Withdrawal Percentages associated with the 10% Lifetime Income Option.  The 10% Spousal Continuation Benefit is not available for contracts issued in the State of New York.

The charge associated with the 7% Spousal Continuation Benefit will not exceed 0.30% of the Current Income Benefit Base.  For contracts that elect the 7% Spousal Continuation Benefit on or after December 5, 2011 or the date of state approval (whichever is later), there is no additional charge associated with the option.  However, Nationwide will reduce the Lifetime Withdrawal Percentages associated with the 7% Lifetime Income Option as follows:

Contract Owner's Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
50 up to 59½	3%
59½ through 64	3.25%
65 through 80	4.25%
81 and older	5.25%

For contracts that elected the 7% Spousal Continuation Benefit before December 5, 2011 or the date of state approval (whichever is later), the current charge is 0.15% of the Current Income Benefit Base and there is no reduction to the Lifetime Withdrawal Percentages associated with the 7% Lifetime Income Option.  The 7% Spousal Continuation Benefit is only available for contracts issued in the State of New York.

The charge associated with the 5% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.  The 5% Spousal Continuation Benefit is no longer available.

9.
The "Risks Associated with Electing the Spousal Continuation Benefit" subsection in the "Spousal Continuation Benefit" section in "Optional Contract Benefits, Charges and Deductions" is deleted in its entirety and replaced with the following:

Risks Associated with Electing the Spousal Continuation Benefit

There are situations where a Contract Owner who elects the Spousal Continuation Benefit will not receive the benefits associated with the option.  This will occur if:

(1)	your spouse (Co-Annuitant) dies before you;

(2)	the contract is annuitized; or

(3)	withdrawals are taken after the withdrawal start date and the marriage terminates due to divorce, dissolution, or annulment.

Additionally, in the situations described in (1) and (3) above, not only will the Contract Owner not receive the benefits associated with the Spousal Continuation Benefit, but he/she must continue to pay any applicable charge until annuitization.

Note: Some states have different requirements relating to spousal benefits.  Please see "Appendix D: State Variations."

10.	The 9th item listed in connection with New York in "Appendix D: State Variations" is replaced with the following:

The Lifetime Withdrawal Percentages for contracts with the 10% Lifetime Income Option are as follows:

For contracts issued on or after December 5, 2011 or the date of state approval (whichever is later):

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Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
50 up to 59½	3.00%
59½ through 64	3.75%
65 through 80	4.75%
81 and older	5.75%

For contracts issued before December 5, 2011 or the date of state approval (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
50 up to 59½	3.00%
59½ through 64	4.00%
65 through 80	5.25%
81 and older	6.25%

See the "Lifetime Income Withdrawals" subsection of "10% Lifetime Income Option" earlier in this prospectus.

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Compass All American Gold
Nationwide Life Insurance Company
Individual Flexible Premium Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-II
The date of this prospectus is May 1, 2011

This prospectus contains basic information you should understand about the contracts before investing.  Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisors, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2011), which contains additional information about the contracts and the Variable Account, including the Condensed Financial Information for the various Variable Account charges applicable to the contracts, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  (The Condensed Financial Information for the minimum and maximum Variable Account charges is available in Appendix B of this prospectus).  The table of contents for the Statement of Additional Information is on page 87.  For general information or to obtain free copies of the Statement of Additional Information, call 1-800-848-6331 (TDD 1-800-238-3035) or write:

Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522

Information about this and other Nationwide products can be found at: www.nationwide.com.

Information about Nationwide and the variable annuity contract described in this prospectus (including the Statement of Additional Information ) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This contract contains features that apply credits to the Contract Value.  The benefit of the credits may be more than offset by the additional fees that the Contract Owner will pay in connection with the credits.  A contract without credits may cost less.  Additionally, with respect to the Extra Value Options, be aware that the cost of electing the option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

The Sub-Accounts available under this contract invest in the underlying mutual funds of the companies listed below.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Huntington VA Funds
•	Invesco
•	Ivy Funds Variable Insurance Portfolios, Inc.
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Variable Trust

For a complete list of the available Sub-Accounts, please refer to the "Appendix A: Underlying Mutual Funds." For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.  Purchase payments not invested in the underlying mutual funds of the Nationwide Variable Account may be allocated to the Fixed Account and/or the Guaranteed Term Options.

Glossary of Special Terms

Accumulation Unit - An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.

Annuitant - The person(s) whose length of life determines how long annuity payments are paid.

Annuitization Date - The date on which annuity payments begin.

Annuity Commencement Date - The date on which annuity payments are scheduled to begin.

Annuity Unit - An accounting unit of measure used to calculate the value of variable annuity payments.

Co-Annuitant(s) - The person(s) designated by the Contract Owner to receive the Spousal Protection Feature.

Contract Owner(s) - the person(s) who owns all rights under the contract.  All references in this prospectus to "you" shall mean the Contract Owner.

Contract Value - The value of all Accumulation Units in a contract plus any amount held in the Fixed Account, any amount held under Guaranteed Term Options and any amounts transferred as a loan to the collateral Fixed Account.

Contract Year- Each year the contract is in force beginning with the date the contract is issued.

Current Income Benefit Base - For purposes of the 5% Lifetime Income Option, 7% Lifetime Income Option and the 10% Lifetime Income Option, it is equal to the Original Income Benefit Base adjusted throughout the life of the contract to account for subsequent purchase payments, excess withdrawals, and reset opportunities.  This amount is multiplied by the Lifetime Withdrawal Percentage to arrive at the benefit amount for any given year.

Daily Net Assets – A figure that is calculated at the end of each Valuation Date and represents the sum of all the Contract Owners' interests in the variable Sub-Accounts after the deduction of contract and underlying mutual fund expenses.

Fixed Account - An investment option that is funded by Nationwide’s General Account.  Amounts allocated to the Fixed Account will receive periodic interest, subject to a guaranteed minimum crediting rate.

General Account - All assets of Nationwide other than those of the Variable Account or in other separate accounts that have been or may be established by Nationwide.

Guaranteed Term Option - Investment Options that are part of the Multiple Maturity Separate Account providing a guaranteed interest rate paid over certain period of time (or terms), if certain conditions are met.  Guaranteed Term Option is referred to as Target Term Option in the state of Pennsylvania.

Individual Retirement Account - An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

Individual Retirement Annuity or IRA - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Investment-Only Contract - A contract purchased by a qualified pension, profit-sharing or stock bonus plan as defined by Section 401(a) of the Internal Revenue Code.

Lifetime Withdrawal Percentage - An age-based percentage used to determine the annual amount available for withdrawal under a lifetime income option.  The applicable percentage is multiplied by the Current Income Benefit Base to arrive at the benefit amount for any given year.

Multiple Maturity Separate Account - A separate account of Nationwide funding the Guaranteed Term Options with terms of 3, 5, 7, or 10 years with a fixed rate of return (subject to a market value adjustment).

Nationwide - Nationwide Life Insurance Company.  All references in this prospectus to "we" or "us" shall mean Nationwide.

Net Asset Value- The value of one share of an underlying mutual fund at the close of the New York Stock Exchange.

Non-Qualified Contract - A contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

Original Income Benefit Base - For purposes of the 5% Lifetime Income Option,  the 7% Lifetime Income Option and the 10% Lifetime Income Option, the initial benefit base calculated on the date the contract is issued, which is equal to the Contract Value.

Qualified Plan - A retirement plan that receives favorable tax treatment under Section 401 of the Internal Revenue Code, including Investment-Only Contracts.  In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-Only Contracts unless specifically stated otherwise.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEC - Securities and Exchange Commission.

SEP IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.

Sub-Accounts - Divisions of the Variable Account, each of which invests in a single underlying mutual fund.

Target Term Option - Investment options that are, in all material respects, the same as Guaranteed Term Options.  All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Lifetime Income

Option will also mean Target Term Options (in applicable jurisdictions).

Tax Sheltered Annuity - An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.  The Tax Sheltered Annuities sold under this prospectus are not available in connection with investment plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Valuation Date - Each day the New York Stock Exchange is open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current Net Asset Value of Accumulation Units or Annuity Units might be materially affected.  Values of the Variable Account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation Period - The period of time commencing at the close of a Valuation Date and ending at the close of the New York Stock Exchange for the next succeeding Valuation Date.

Variable Account - Nationwide Variable Account-II, a separate account of Nationwide that contains Variable Account allocations.  The Variable Account is divided into Sub-Accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents
Page
Glossary of Special Terms	12
Contract Expenses	16
Underlying Mutual Fund Annual Expenses	18
Example	19
Synopsis of the Contracts	19
Surrenders
Purpose of the Contract
Minimum Initial and Subsequent Purchase Payments
Dollar Limit Restrictions
Credits on Purchase Payments
Charges and Expenses
Annuity Payments
Taxation
Right to Examine and Cancel
Condensed Financial Information	23
Financial Statements	24
Nationwide Life Insurance Company	24
Nationwide Investment Services Corporation	24
Investing in the Contract	24
The Variable Account and Underlying Mutual Funds
Guaranteed Term Options
The Fixed Account
The Contract in General	27
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Contract Modification
Standard Charges and Deductions	29
Mortality and Expense Risk and Administrative Charges
Contract Maintenance Charge
Contingent Deferred Sales Charge
Premium Taxes
Short-Term Trading Fees
Optional Contract Benefits, Charges and Deductions	31
CDSC Options
Death Benefit Options
Beneficiary Protector II Option
Extra Value Options
Capital Preservation Plus Option
Capital Preservation Plus Lifetime Income Option
Lifetime Income Options-Generally
10% Lifetime Income Option
7% Lifetime Income Option
5% Lifetime Income Option
Spousal Continuation Benefit
Income Benefit Investment Options
Static Asset Allocation Models
Removal of Variable Account Charges	62
Ownership and Interests in the Contract	62
Contract Owner
Joint Owner
Contingent Owner
Annuitant
Contingent Annuitant
Co-Annuitant
Joint Annuitant
Beneficiary and Contingent Beneficiary
Changes to the Parties to the Contract

Table of Contents (continued)
Page
Operation of the Contract	64
Minimum Initial and Subsequent Purchase Payments
Purchase Payment Credits
Pricing
Allocation of Purchase Payments
Determining the Contract Value
Transfer Requests
Transfer Restrictions
Transfers Prior to Annuitization
Transfers After Annuitization
Right to Examine and Cancel	68
Surrender (Redemption) Prior to Annuitization	69
Partial Surrenders (Partial Redemptions)
Full Surrenders (Full Redemptions)
Surrender (Redemption) After Annuitization	69
Surrenders Under Certain Plan Types	69
Surrenders Under a Tax Sheltered Annuity
Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan
Loan Privilege	70
Minimum and Maximum Loan Amounts
Maximum Loan Processing Fee
How Loan Requests are Processed
Loan Interest
Loan Repayment
Distributions and Annuity Payments
Transferring the Contract
Grace Period and Loan Default
Assignment	71
Contract Owner Services	72
Asset Rebalancing
Dollar Cost Averaging
Enhanced Fixed Account Dollar Cost Averaging
Dollar Cost Averaging for Living Benefits
Fixed Account Interest Out Dollar Cost Averaging
Systematic Withdrawals
Custom Portfolio Asset Rebalancing Service
Death Benefits	75
Death of Contract Owner
Death of Annuitant
Death of Contract Owner/Annuitant
Death Benefit Payment
Death Benefit Calculations
Spousal Protection Feature
Annuity Commencement Date	80
Annuitizing the Contract	80
Annuitization Date
Annuitization
Fixed Annuity Payments
Variable Annuity Payments
Frequency and Amount of Annuity Payments
Annuity Payment Options	81
Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000
Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000
Statements and Reports	82
Legal Proceedings	83
Table of Contents of Statement of Additional Information	87
Appendix A: Underlying Mutual Funds	88
Appendix B: Condensed Financial Information	99
Appendix C: Contract Types and Tax Information	137
Appendix D: State Variations	147

Contract Expenses

The following tables describe the fees and expenses that a Contract Owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a Contract Owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments surrendered)	7%

Contracts that contain the standard CDSC schedule will be referred to as "B Schedule" contracts.

Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5	6	7
CDSC Percentage	7%	7%	6%	5%	4%	3%	2%	0%

  Some state jurisdictions require a lower CDSC schedule.  Please refer to your contract for state specific information.

Maximum Loan Processing Fee	$251
Maximum Premium Tax Charge (as a percentage of purchase payments)	5%2
Maximum Short-Term Trading Fee (as a percentage of transaction amount)	1%

The next table describes the fees and expenses that a Contract Owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$303
Annual Loan Interest Charge	2.25%4
Variable Account Annual Expenses (assessed as an annualized percentage of Daily Net Assets)
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%
CDSC Options (an applicant may elect one)
Four Year CDSC Option ("L Schedule Option") Total Variable Account Charges (including this option only)	0.50%5 1.65%
No CDSC Option ("C Schedule Option") Total Variable Account Charges (including this option only)	0.55%6 1.70%
Death Benefit Options (an applicant may elect one)
One-Year Enhanced Death Benefit II Option Total Variable Account Charges (including this option only)	0.20%7 1.35%
One-Year Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.10% 1.25%
One-Month Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.35%8 1.50%
Combination Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.40%9 1.55%
Beneficiary Protector II Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.35%.
0.35%10 1.50%
(continued on next page)

Recurring Contract Expenses (continued)
Extra Value Options (eligible applicants may purchase one)
5% Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.70% by decreasing the interest we credit to amounts allocated to the Fixed Accounts or the Guaranteed Term Options.
0.70%11 1.85%
3% Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.45% by decreasing the interest we credit to amounts allocated to the Fixed Accounts or the Guaranteed Term Options.
0.45%12 1.60%
Capital Preservation Plus Lifetime Income Option	1.00%13
Total Variable Account Charges (including this option only)	2.15%
In addition to the charge assessed to Variable Account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of no more than 1.00% by decreasing the interest we credit to amounts allocated to the Guaranteed Term Options/Target Term Options.13

Capital Preservation Plus Option (no longer available for purchase)	0.50%
Total Variable Account Charges (including this option only)	1.65%
In addition to the charge assessed to Variable Account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50% by decreasing the interest credited to amounts allocated to the Guaranteed Term Options/Target Term Options.

Additional Optional Riders with charges assessed annually as a percentage of Current Income Benefit Base:14
Lifetime Income Options (an applicant may purchase one):
5% Lifetime Income Option (no longer available)	1.00%15
7% Lifetime Income Option	1.00%16
10% Lifetime Income Option	1.20%
Spousal Continuation Options (an application may purchase one only if the corresponding Lifetime Income Option is elected):
5% Spousal Continuation Benefit (no longer available)	0.15%
7% Spousal Continuation Benefit	0.30%17
10% Spousal Continuation Benefit (not available in New York)	0.30%18

The next table shows the fees and expenses that a Contract Owner would pay if he/she elected all of the optional benefits under the contract (and the most expensive of mutually exclusive optional benefits).

Summary of Maximum Contract Expenses (maximum of mutually exclusive options)
Mortality and Expense Risk Charge (applicable to all contracts)	0.95%
Administrative Charge (applicable to all contracts)	0.20%
L Schedule Option	0.50%
Combination Enhanced Death Benefit Option	0.40%
Beneficiary Protector II Option	0.35%
5% Extra Value Option	0.70%
10% Lifetime Income Option	1.20%19
10% Spousal Continuation Benefit	0.30%18
Maximum Possible Total Variable Account Charges	4.60%20

Underlying Mutual Fund Annual Expenses

The next table provides the minimum and maximum total operating expenses, as of December 31, 2010, charged by the underlying mutual funds that you may pay periodically during the life of the contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.43%	2.27%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

1 Nationwide assesses a loan processing fee at the time each new loan is processed.  Loans are only available for contracts issued as Tax Sheltered Annuities.

2 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.  The amount assessed to the contract will equal the amount assessed by the state or government entity.

3 The Contract Maintenance Charge is deducted annually from all contracts containing less than $50,000 on each contract anniversary.  This charge is permanently waived for any contract valued at $50,000 or more on any contract anniversary.  If assessed, the Contract Maintenance Charge is deducted proportionately from each Sub-Account, the Fixed Account, and the Guaranteed Term Options based on the value in each option as compared to the total Contract Value.

4 The loan interest rate is determined, based on market conditions, at the time of loan application or issuance.  The loan balance in the collateral Fixed Account is credited with interest at 2.25% less than the loan interest rate.  Thus, the net loan interest charge is an annual rate of 2.25%, which is applied against the outstanding loan balance.

5 Range of L Schedule Option CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4
CDSC Percentage	7%	6%	5%	4%	0%
The charge associated with this option will be assessed for the life of the contract.

6 Election of the C Schedule Option eliminates the B Schedule CDSC schedule; no CDSC will be assessed upon surrenders from the contract.

7 The One-Year Enhanced Death Benefit II Option is only available for contracts with annuitants age 80 or younger at the time of application.

8 The One-Month Enhanced Death Benefit Option is only available for contracts with annuitants age 75 or younger at the time of application.

9 The Combination Enhanced Death Benefit Option is only available for contracts with annuitants age 80 or younger at the time of application.

10 The Beneficiary Protector II Option is only available for contracts with annuitants age 75 or younger at the time of application.

11 Nationwide will discontinue deducting the charge associated with the 5% Extra Value Option 7 years from the date the contract was issued.

12 Nationwide will discontinue deducting the charge associated with the 3% Extra Value Option 7 years from the date the contract was issued.

13 For contracts issued on or after September 15, 2008 or the date of state approval, (whichever is later): the current Variable Account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge associated with these contracts is equal to a reduction in crediting rates of 0.75%.
For contracts issued before September 15, 2008 or the date of state approval, (whichever is later): the current Variable Account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge associated with these contracts is equal to a reduction in crediting rates of 0.60%.

14 For information about how the Current Income Benefit Base is calculated see "Determination of the Income Benefit Base Prior to the First Surrender" later in this prospectus.

15 Currently, the charge associated with the 5% Lifetime Income Option is equal to 0.85% of the Current Income Benefit Base.

16 Currently, the charge associated with the 7% Lifetime Income Option is equal to 0.95% of the Current Income Benefit Base.

17 Currently, the charge associated with the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.

18 Currently, the charge associated with the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base.

19 This charge is a percentage of the Current Income Benefit Base.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

20 The Maximum Possible Total Variable Account Charges associated with a particular contract may be higher or lower than 4.60% depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

Example

This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes or Short-Term Trading Fees, which if reflected, would result in higher expenses.

The Example assumes:

•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the B Schedule CDSC Schedule;
•	a $30 Contract Maintenance Charge expressed as a percentage of the average contract account size; and
•	the total Variable Account charges associated with the most expensive allowable combination of optional benefits that contains a CDSC (4.60%).21

For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.

	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (2.27%)	$1,383	$2,652	$3,849	$6,727	*	$2,202	$3,579	$6,727	$753	$2,202	$3,579	$6,727
Minimum Total Underlying Mutual Fund Operating Expenses (0.43%)	$1,190	$2,119	$3,035	$5,449	*	$1,669	$2,765	$5,449	$560	$1,669	$2,765	$5,449

*The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.

21 The total Variable Account charges associated with the most expensive combination of optional benefits may be higher or lower than 4.60% depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

Synopsis of the Contracts

The contracts described in this prospectus are individual flexible purchase payment contracts.

The contracts can be categorized as:

•	Charitable Remainder Trusts;
•	Individual Retirement Annuities ("IRAs");
•	Investment-Only Contracts (Qualified Plans);
•	Non-Qualified Contracts;
•	Roth IRAs;
•	Simplified Employee Pension IRAs ("SEP IRAs");
•	Simple IRAs; and
•	Tax Sheltered Annuities (Non-ERISA).

For more detailed information with regard to the differences in contract types, please see "Appendix C: Contract Types and Tax Information" later in this prospectus.  Prospective purchasers may apply to purchase a contract through broker dealers that have entered into a selling agreement with Nationwide Investment Services Corporation.

Surrenders

Contract Owners may generally surrender some or all of their Contract Value at any time prior to annuitization by notifying Nationwide in writing.  See the "Surrender (Redemption) Prior to Annuitization" section later in this prospectus.  After the Annuitization Date, surrenders are not permitted.  See the "Surrender (Redemption) After Annuitization" section later in this prospectus.

Purpose of the Contract

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries.  It is not intended to be used:

•	by institutional investors;

•	in connection with other Nationwide contracts that have the same Annuitant; or

•	in connection with other Nationwide contracts that have different Annuitants, but the same Contract Owner.

By providing these annuity benefits, Nationwide assumes certain risks. If Nationwide determines that the risks is intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the Contract Value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment) at any time.  Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the Contract Owner.  These actions include implementing new procedures and restrictions as well as not accepting future purchase payments. Nationwide will provide the Contract Owner written notice of any action taken to reduce risk or eliminate risk.

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment*	Minimum Subsequent Payments**
Charitable Remainder Trust	$5,000	$500
IRA	$3,000	$500
Investment-Only	$3,000	$500
Non-Qualified	$5,000	$500
Roth IRA	$3,000	$500
SEP IRA	$3,000	$500
Simple IRA	$3,000	$500
Tax Sheltered Annuity***	$3,000	$500

*A Contract Owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.

**For subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $50.

Some states have different minimum initial and subsequent purchase payment amounts, and subsequent purchase payments may not be permitted in all states (see "Appendix D: State Variations").

***Only available for individual 403(b) Tax Sheltered Annuity contracts subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant to exceed $1,000,000.  Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs.  All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner.  In the event that we do not accept a purchase payment under these guidelines, we will immediately return the purchase payment in its entirety in the same manner as it was received.  If we accept the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Dollar Limit Restrictions

In addition to the potential purchase payment restriction listed above, certain features of the contract have additional purchase payment and/or Contract Value limitations associated with them:

Annuitization.  Your annuity payment options will be limited if you submit total purchase payments in excess of $2,000,000.  Furthermore, if the amount to be annuitized is greater than $5,000,000, we may limit both the amount that can be annuitized on a single life and the annuity payment options.

Death benefit calculations.  Purchase payments up to $3,000,000 will result in a higher death benefit payment than purchase payments in excess of $3,000,000.

5%, 7% and 10% Lifetime Income Option.  If the Contract Owner elects either the 5% Lifetime Income Option, the 7% Lifetime Income Option or the 10% Lifetime Income Option, your subsequent purchase payments may be limited to an aggregate total of $50,000 per calendar year.

Extra Value Option.  If the Contract Owner elected an Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

Guaranteed Term Options.  Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Credits on Purchase Payments

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.  PPCs are available to all contracts except for those where the C Schedule Option has been elected.

Each time a Contract Owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.

PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the Contract Owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture all PPCs applied to the contract.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the Contract Owner be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the Contract Owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free-look period.

For further information on PPCs, please see "Purchase Payment Credits" later in this prospectus.

Charges and Expenses

Underlying Mutual Fund Annual Expenses

The underlying mutual funds charge fees and expenses that are deducted from underlying mutual fund assets.  These fees and expenses are in addition to the fees and expenses assessed by the contract.  The prospectus for each underlying mutual fund provides information regarding the fees and expenses applicable to the fund.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.  Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.

Mortality and Expense Risk and Administrative Charges

Nationwide deducts a mortality and expense risk charge and an administrative charge from the Variable Account.  The mortality and expense risk charge is computed on a daily basis and is equal to an annualized rate of 0.95% of the Daily Net Assets of the Variable Account.  The administrative charge is computed on a daily basis and is equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

Contract Maintenance Charge

A $30 Contract Maintenance Charge is assessed on each contract anniversary and upon full surrender of the contract.  If, on any contract anniversary (and on the date of a full surrender), the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

Contingent Deferred Sales Charge

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract.  However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract.  This CDSC reimburses Nationwide for sales expenses.  The amount of the CDSC will not exceed 7% of purchase payments surrendered.

CDSC Options

Two CDSC options are available under the contract at the time of application.  If the Contract Owner elects the L Schedule Option, Nationwide will assess a charge equal to an annualized rate of 0.50% of the Daily Net Assets of the Variable Account in exchange for a reduced CDSC schedule.  If the Contract Owner elects the C Schedule Option, Nationwide will assess a charge equal to an annualized rate of 0.55% of the Daily Net Assets of the Variable Account in exchange for elimination of CDSC under the contract.

Death Benefit Options

In lieu of the standard death benefit, an applicant may elect a death benefit option at the time of application, as follows:

Death Benefit Options	Charge*
One-Year Enhanced Death Benefit II Option1	0.20%
One-Year Enhanced Death Benefit Option2	0.10%
One-Month Enhanced Death Benefit Option3	0.35%
Combination Enhanced Death Benefit Option4	0.40%

*The charges shown are the annualized rates charged as a percentage of the Daily Net Assets of the Variable Account.

1The One-Year Enhanced Death Benefit II Option is available beginning May 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 80 or younger at the time of application.

2The One-Year Enhanced Death Benefit Option is only available until state approval is received for the One-Year Enhanced Death Benefit II Option.

3The One-Month Enhanced Death Benefit Option is available beginning May 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 75 or younger at the time of application.

4The Combination Enhanced Death Benefit Option is only available until state approval is received for the One-Month Enhanced Death Benefit Option and is only available for contracts with Annuitants age 80 or younger at the time of application.

For more information about the standard and optional death benefits, please see the "Death Benefit Calculations" provision.

Beneficiary Protector II Option

A Beneficiary Protector II Option is available under the contract at the time of application.  This option is only available for contracts with Annuitants age 75 or younger at the time of application.  If the Contract Owner of an eligible contract elects the Beneficiary Protector II Option, Nationwide will deduct an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.35%.

Extra Value Options

Effective May 1, 2005, a Contract Owner or applicant can no longer elect an Extra Value Option.  For contracts issued prior to May 1, 2005, an applicant could have elected one of two Extra Value Options as follows:

Extra Value Options	Charge*
5% Extra Value Option	0.70%
3% Extra Value Option	0.45%

*The charges shown are the annualized rates charged as a percentage of the Daily Net Assets of the Variable Account.

In addition to the charge assessed to the Variable Account, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee that corresponds to the Variable Account charge associated with the Extra Value Option Elected.  For both of the Extra Value Options, Nationwide will discontinue deducting the charge at the end of the 7th Contract Year.  Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected an Extra Value Option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

Capital Preservation Plus Option

The Capital Preservation Plus Option is no longer available for election under the contract and has been replaced with the Capital Preservation Plus Lifetime Income Option effective March 1, 2005 (or thereafter upon state approval of the Capital Preservation Plus Lifetime Income Option).

If the Contract Owner or applicant elects the Capital Preservation Plus Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of not more than 0.50%.  Consequently, the interest rate of return for assets in the Guaranteed Term Option/Target Term Option will be lowered due to the assessment of this charge.

Capital Preservation Plus Lifetime Income Option

The Capital Preservation Plus Lifetime Income Option is only available under the contract at the time of application for contracts issued based on good order applications signed and dated on or prior to January 12, 2009.  After January 12, 2009, the Capital Preservation Plus Lifetime Income Option is only available to those Contract Owners that previously elected either the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option.  The Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be age 35 or older at the time of application.  The Capital Preservation Plus Lifetime Income Option may not be elected if any of the following optional benefits are elected:  another Lifetime Income Option, the Capital Preservation Plus Option or the C Schedule Option.

If the Contract Owner or applicant elects the Capital Preservation Plus Lifetime Income Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 1.00% of the Daily Net Assets of the Variable Account.  Additionally, the interest rate of return credited to allocations made to the Guaranteed Term Options or Target Term Options will be reduced by not more than 1.00%.  For contracts issued after September, 15, 2008 or the date of state approval (whichever is later): current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.75%.  For contracts issued prior to September 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account.

10% Lifetime Income Option

The 10% Lifetime Income Option is available under the contract at the time of application. The Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between age 45 and 85 at the time of application.  For contracts issued in the State of New York, the Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time of application.  The 10% Lifetime Income Option may not be elected if any of the following optional benefits are elected: another Lifetime Income Option, the Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.

If the Contract Owner elects the 10% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.20% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  For contracts issued on or after January 24, 2011, the current charge for the 10% Lifetime Income Option is 1.20% of the Current Income Benefit Base.  For contracts issued before January 24, 2011, the current charge for the 10% Lifetime Income Option is 1.00% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

7% Lifetime Income Option

Effective November 1, 2010, the 7% Lifetime Income Option is available for election only for contracts issued in the State of New York.  The 7% Lifetime Income Option must be elected at the time of application.  The Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time of application.  The 7% Lifetime Income Option may not be elected if a loan is outstanding or if any of the following optional benefits are elected: another Lifetime Income Option,  the Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.

If the Contract Owner elects the 7% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.00% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  The current charge for the 7% Lifetime Income Option is 0.95% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

5% Lifetime Income Option

Effective November 1, 2010, the 5% Lifetime Income Option is no longer available for election.  The Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must have been between age 45 and 85 at the time of application.  The 5% Lifetime Income Option could not be elected if any of the following optional benefits were elected: another Lifetime Income Option, the Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.

If the Contract Owner elected the 5% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.00% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  The current charge for the 5% Lifetime Income Option is 0.85% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

10% Spousal Continuation Benefit

The 10% Spousal Continuation Benefit is available under the contract at the time of application for those contracts that also elected the 10% Lifetime Income Option.  The 10% Spousal Continuation Benefit is not available for contracts issued in the State of New York.  The Contract Owner’s spouse (or the Annuitant’s spouse in the case of a non-natural Contract Owner) must be between age 45 and 85 at the time of application.

If the Contract Owner elects the 10% Spousal Continuation Benefit, Nationwide will deduct an additional charge not to exceed 0.30% of the Current Income Benefit Base.  Currently, the charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base. The charge is deducted at the same time and in the same manner as the 10% Lifetime Income Option charge.

7% Spousal Continuation Benefit

The 7% Spousal Continuation Benefit is only available for election if and when the 7% Lifetime Income Option is elected.  Effective November 1, 2010, the 7% Spousal Continuation Benefit is only available for contracts issued in the State of New York.  The Contract Owner’s spouse (or the Annuitant’s spouse in the case of a non-natural Contract Owner) must be between age 50 and 85 at the time of application.  If the Contract Owner elects the 7% Spousal Continuation Benefit, Nationwide will deduct an additional charge not to exceed 0.30% of the Current Income Benefit Base.  Currently, the charge for the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.  The charge is deducted at the same time and in the same manner as the 7% Lifetime Income Option charge.

5% Spousal Continuation Benefit

The 5% Spousal Continuation Benefit was only available for election if and when the 5% Lifetime Income Option was elected.  The Contract Owner's spouse (or the Annuitant's spouse in the case of a non-natural Contract Owner) must have been  between age 45 and 85 at the time of application.  If the Contract Owner elected the 5% Spousal Continuation Benefit, Nationwide will deduct an additional charge of 0.15% of the Current Income Benefit Base.  The charge is deducted at the same time and in the same manner as the 5% Lifetime Income Option charge.

Charges for Optional Benefits

The charges associated with optional benefits are generally only assessed prior to annuitization.  However, the charges associated with the L Schedule Option and the C Schedule Option will be assessed both before and after annuitization.  Additionally, the charge associated with the Extra Value Options is assessed for the first 7 Contract Years.  Therefore, if a Contract Owner that elected an Extra Value Option annuitizes before the end of the 7th Contract Year, the charge for that option will continue to be assessed after annuitization until the end of the 7th Contract Year.

Annuity Payments

Annuity payments begin on the Annuitization Date and will be based on the annuity payment option chosen prior to annuitization.  Nationwide will send annuity payments no later than 7 days after each annuity payment date.

Taxation

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority.  Premium tax rates currently range from 0% to 5% (see "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information" and "Premium Taxes").

Right to Examine and Cancel

Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it.  This right is referred to as a "free look" right.  The length of this time period depends on state law and may vary depending on whether your purchase is replacing another annuity contract you own.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any Purchase Payment Credits, Extra Value Option credit, withdrawals from the contract, and applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any Purchase Payment Credits, Extra Value Option credits, withdrawals from the contract, and applicable federal and state income tax withholding.

See "Right to Examine and Cancel" and "Purchase Payment Credits" later in this prospectus for more information.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of Variable Account charges which may vary from contract to contract (for more information on the calculation of Accumulation Unit values, see "Determining Variable Account Value – Valuing an Accumulation Unit").  Please refer to "Appendix B: Condensed Financial

Information" for information regarding the minimum and maximum class of Accumulation Unit values.  All classes of Accumulation Unit values may be obtained, free of charge, by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Financial Statements

Financial statements for the Variable Account and consolidated financial statements for Nationwide are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained, without charge, by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Nationwide Life Insurance Company

Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act").  In reliance on the exemption provided by Rule 12h-7, we do not intend to file periodic reports as required under the 1934 Act.

Nationwide Investment Services Corporation

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-II is a Variable Account that invests in the underlying mutual funds listed in "Appendix A: Underlying Mutual Funds".  Nationwide established the Variable Account on October 7, 1981 pursuant to Ohio law.  Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the Variable Account.

Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of Nationwide’s other assets.  The Variable Account’s assets are held separately from Nationwide’s assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to Contract Owners under the contracts.

The Variable Account is divided into Sub-Accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each Sub-Account to buy shares of the underlying mutual funds based on Contract Owner instructions.

Contract Owners receive underlying mutual fund prospectuses when they make their initial Sub-Account allocations and any time they change those allocations. Contract Owners can obtain prospectuses for underlying funds at any other time by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.  Contract Owners should read these prospectuses carefully before investing.

Underlying mutual funds in the Variable Account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract Owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the Variable Account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract Owners will receive notice of any such changes that affect their contract.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the Variable Account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Voting Rights

Contract Owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote Contract Owner shares at special shareholder meetings based on Contract Owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract Owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of Contract Owners vote, each vote has a greater impact and may control the outcome.

The number of shares which a Contract Owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the Net Asset Value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Contract Owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected Contract Owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account

Nationwide may deregister Nationwide Variable Account-II under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All Contract Owners will be notified in the event Nationwide deregisters Variable Account-II.

Guaranteed Term Options

Guaranteed Term Options ("GTOs") are separate investment options under the contract.  The minimum amount that may be allocated to a GTO is $1,000.  Allocations to a Guaranteed Term Option are held in a separate account, established by Nationwide pursuant to Ohio law, to aid in the reserving and accounting for Guaranteed Term Option obligations.  The separate account's assets are held separately from Nationwide's other assets and are not chargeable with liabilities incurred in any other business of Nationwide.

However, the general assets of Nationwide are available for the purpose of meeting the guarantees of any Guaranteed Term Option, subject to Nationwide's claims-paying ability.  A Guaranteed Term Option prospectus should be read along with this prospectus.

Guaranteed Term Options provide a guaranteed rate of interest over four different maturity durations: three (3), five (5), seven (7) or ten (10) years.  Note:  The guaranteed term may last for up to 3 months beyond the 3, 5, 7, or 10 year period since every guaranteed term will end on the final day of a calendar quarter.

For the duration selected, Nationwide will declare a guaranteed interest rate. The guaranteed interest rate will be credited to amounts allocated to the GTOs unless a distribution is taken before the maturity date.  If a distribution occurs before the maturity date, the amount distributed will be subject to a market value adjustment.  A market value adjustment can increase or decrease the amount distributed depending on fluctuations in swap rates.  No market value adjustment will be applied if GTO allocations are held to maturity.

Because a market value adjustment can affect the value of a distribution, its effects should be carefully considered before surrendering or transferring from GTOs.  Please refer to the prospectus for the GTOs for further information. Contract Owners can obtain a GTO prospectus, by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

Guaranteed Term Options are available only during the accumulation phase of a contract.  They are not available after the Annuitization Date.  In addition, GTOs are not available for use with Asset Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

Guaranteed Term Options may not be available in every state.

GTO Charges Assessed for Certain Optional Benefits

For Contract Owners that elect the following optional benefits, allocations made to the GTOs will be assessed a fee as indicated:

Optional Benefit	GTO Charge
Beneficiary Protector II Option	0.35%
5% Extra Value Option	0.70%*
3% Extra Value Option	0.45%*
Capital Preservation Plus Option	0.50%
Capital Preservation Plus Lifetime Income Option	up to 1.00%**

*The GTO charge associated with these options will not be assessed after the end of the 7th Contract Year.

**For contracts issued on or after September 15, 2008 or the date of state approval (whichever comes last), the Guaranteed Term Option/Target Term Option charge associated with the Capital Preservation Plus Lifetime Income Option is equal to a reduction in crediting rates of 0.75%.  For contracts issued before September 15, 2008 or the date of state approval

(whichever comes last), the Guaranteed Term Option/Target Term Option charge associated with the Capital Preservation Plus Lifetime Income Option is equal to a reduction in crediting rates of 0.60%.

The GTO charges are assessed by decreasing the interest rate of return credited to assets allocated to the Guaranteed Term Options.

Target Term Options

Due to certain state requirements, in some state jurisdictions, Nationwide uses Target Term Options ("TTOs") instead of GTOs in connection with the Capital Preservation Plus Option and the Capital Preservation Plus Lifetime Income Option.  Target Term Options are not available separate from these options.

For all material purposes, GTOs and TTOs are the same.  Target Term Options are managed and administered identically to GTOs.  The distinction is that the interest rate associated with TTOs is not guaranteed as it is in GTOs.  However, because the options are managed and administered identically, the result to the investor is the same.

All references in this prospectus to GTOs in connection with the Capital Preservation Plus Option and the Capital Preservation Plus Lifetime Income Option will also mean TTOs (in applicable jurisdictions).  Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

The Fixed Account

The Fixed Account is an investment option that is funded by assets of Nationwide’s General Account.  The General Account contains all of Nationwide’s assets other than those in this and other Nationwide separate accounts and is used to support Nationwide’s annuity and insurance obligations.  The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this prospectus relating to the Fixed Account.

Purchase payments will be allocated to the Fixed Account by election of the Contract Owner.  Nationwide reserves the right to limit or refuse purchase payments and/or transfers allocated to the Fixed Account at its sole discretion.  Generally, Nationwide will invoke this right when interest rates are low by historical standards.

Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected an Extra Value Option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

The investment income earned by the Fixed Account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of Fixed Account allocations:

•
New Money Rate – The rate credited on the Fixed Account allocation when the contract is purchased or when subsequent purchase payments are made.  Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

•
Variable Account to Fixed Rate – Allocations transferred from any of the underlying investment options in the Variable Account to the Fixed Account may receive a different rate.  The rate may be lower than the New Money Rate.  There may be limits on the amount and frequency of movements from the Variable Account to the Fixed Account.

•
Renewal Rate – The rate available for maturing Fixed Account allocations which are entering a new guarantee period.  The Contract Owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the Contract Owner’s Fixed Account matures.  At that time, the Contract Owner will have an opportunity to leave the money in the Fixed Account and receive the Renewal Rate or the Contract Owner can move the money to any of the other underlying mutual fund options.

•
Dollar Cost Averaging Rate – From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the Fixed Account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the Fixed Account allocation occurs.  If Contract Value is allocated to the Fixed Account and the Contract Owner subsequently elects the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option, the current Fixed Account interest rate guarantee period will terminate.  If such Contract Owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

Credited interest rates are annualized rates – the effective yield of interest over a one-year period.  Interest is credited to each contract on a daily basis.  As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months.  Nationwide guarantees that the rate will not be less than the minimum interest rate required by applicable state law.

Any interest in excess of the minimum interest rate required by applicable state law will be credited to Fixed Account allocations at Nationwide’s sole discretion.  The Contract Owner assumes the risk that interest credited to Fixed Account allocations may not exceed the minimum interest rate required by applicable state law for any given year.

Nationwide guarantees that the Fixed Account Contract Value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any surrenders and any applicable charges including CDSC.  Additionally, Nationwide guarantees that interest credited to Fixed Account allocations will not be less than the minimum interest required by applicable state law.

Fixed Account Interest Rate Guarantee Period

The Fixed Account interest rate guarantee period is the period of time that the Fixed Account interest rate is guaranteed to remain the same.  During a Fixed Account interest rate guarantee period, transfers cannot be made from the Fixed Account, and amounts transferred to the Fixed Account must remain on deposit.  If Contract Value is allocated to the Fixed Account and the Contract Owner subsequently elects the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option, the current Fixed Account interest rate guarantee period will terminate.  If such Contract Owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

For new purchase payments allocated to the Fixed Account and transfers to the Fixed Account, the Fixed Account interest rate guarantee period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer.  The guaranteed interest rate period may last for up to 3 months beyond the 1 year anniversary because guaranteed terms end on the last day of a calendar quarter.

The Fixed Account interest rate guarantee period is distinct from the maturity durations associated with Guaranteed Term Options.

Fixed Account Charges Assessed for Certain Optional Benefits

All guaranteed interest rates credited to the Fixed Account will be determined as described above.  Based on the criteria listed above, it is possible for a contract with various optional benefits to receive the same guaranteed rate of interest as a contract with no optional benefits.  However, for Contract Owners that elect certain optional benefits available under the contract, a charge is assessed to assets in the Fixed Account.  Consequently, even though the guaranteed interest rate credited does not change, the charge assessed for the optional benefit will result in investment returns lower than the interest rate credited, as specified below:

Optional Benefit	Fixed Account Charge
Beneficiary Protector II Option	0.35%
5% Extra Value Option	0.70%*
3% Extra Value Option	0.45%*

*The Fixed Account charge associated with these options will not be assessed after the end of the 7th Contract Year.

The Fixed Account charges are assessed by decreasing the interest rate of return credited to assets allocated to the Fixed Account.

Although there is a fee assessed to the assets in the Fixed Account when any of the above optional benefits are elected, Nationwide guarantees that the guaranteed interest rate credited to any assets in the Fixed Account will never be less than the minimum interest rate required by applicable state law.

The Contract in General

Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.  For more detailed information regarding provisions that vary by state, please see "Appendix D: State Variations" later in this prospectus.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

If this contract is purchased to replace another variable annuity, be aware that the mortality tables used to determine the amount of annuity payments may be less favorable than those in the contract being replaced.

These contracts are offered to customers of various financial institutions and brokerage firms.  No financial institution or brokerage firm is responsible for any of the contractual insurance benefits and features guaranteed under the contracts.  These guarantees are the sole responsibility of Nationwide.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Deferred variable annuities are not intended to be sold to a terminally ill Contract Owner or Annuitant.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that Contract Owners and prospective Contract Owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract and optional charges may not be the same in later Contract Years as they are in early Contract Years.  The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 7.00% of purchase payments.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Fund Payments

Nationwide’s Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates Contract Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The Variable Account (and not the Contract Owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing Contract Owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s advisor or subadvisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide’s affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2010, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.35% (as a percentage of the average Daily Net Assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund’s advisor or subadvisor is one of our affiliates or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and underlying mutual fund fees and charges have a direct effect on and may lower your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early Contract Years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later Contract Years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Contract Modification

Nationwide may modify the annuity contracts, but no modification will affect the amount or term of any annuity contract unless a modification is required to conform the annuity contract to applicable federal or state law.  No modification will affect the method by which the Contract Values are determined.

Standard Charges and Deductions

Mortality and Expense Risk and Administrative Charges

Nationwide deducts a mortality and expense risk charge and an administrative charge from the Variable Account.  The mortality and expense risk charge is computed on a daily basis and is equal to an annualized rate of 0.95% of the Daily Net Assets of the Variable Account.  The administrative charge is computed on a daily basis and is equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

The mortality and expense risk charge is intended to compensate Nationwide for providing the insurance benefits under the contract, including the contract’s basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and also the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the risk that our assumptions about the mortality risks and expenses under this contract are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The administrative charge covers administrative costs associated with providing contract benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. We may increase the administrative charge; however, any increase will only apply to contracts issued after the date of the increase. If there are any profits from the mortality and expense risk charge or the administrative charge, we may use such profits to finance the distribution of contracts.

Contract Maintenance Charge

Nationwide deducts a Contract Maintenance Charge of $30 on each contract anniversary that occurs before annuitization and upon full surrender of the contract.  This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract.

If, on any contract anniversary (or on the date of a full surrender), the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

The deduction of the Contract Maintenance Charge will be taken proportionately from each Sub-Account, the Fixed Account and the Guaranteed Term Options based on the value in each option as compared to the total Contract Value.

Nationwide will not increase the Contract Maintenance Charge.  Nationwide will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

Contingent Deferred Sales Charge

No sales charge deduction is made from purchase payments upon deposit into the contracts.  However, if any part of the contract is surrendered, Nationwide may deduct a CDSC.  The CDSC will not exceed 7% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth.  Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments.  (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

Number of Completed Years from Date of Purchase Payment	CDSC Percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Some state jurisdictions require a lower CDSC schedule.  Please refer to your contract for state specific information.

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses.  If expenses are greater than the CDSC, the shortfall will be made up from Nationwide’s general assets, which may indirectly include portions of the Variable Account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes.  Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Additional purchase payments made to the contract after receiving the benefit of the Spousal Protection Feature are subject to the same CDSC provisions that were applicable prior to receiving the benefit of the Spousal Protection Feature (see "Spousal Protection Feature" on page 79).

Waiver of Contingent Deferred Sales Charge

Each Contract Year, the Contract Owner may withdraw without a CDSC the greatest of:

(1)	10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC;

(2)	any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code; or

(3)	for those contracts with a Lifetime Income Option, withdrawals up to the annual benefit amount.

This CDSC-free withdrawal privilege is non-cumulative.  Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

Purchase payments surrendered under the CDSC-free withdrawal privilege are not, for purposes of calculating the maximum amount that can be withdrawn annually without a CDSC in subsection (1) above and for determining the waiver of CDSC for partial surrenders discussed later in this section, considered a surrender of purchase payments.

In addition, no CDSC will be deducted:

(1)	upon the annuitization of contracts which have been in force for at least 2 years;

(2)
upon payment of a death benefit.  However, additional purchase payments made to the contract after receiving the benefit of the Spousal Protection Feature are subject to the CDSC provisions of the contract (see "Spousal Protection Feature" on page 79);

(3)	from any values which have been held under a contract for at least 7 years (4 years if the L Schedule Option is elected); or

(4)	if the Contract Owner elected the C Schedule Option.

No CDSC applies to transfers among Sub-Accounts or between or among the Guaranteed Term Options, the Fixed Account, or the Variable Account.

A contract held by a Charitable Remainder Trust (within the meaning of Internal Revenue Code Section 664) may withdraw CDSC-free the greater of the amount that would otherwise be available for withdrawal without a CDSC; and the difference between:

(a)	the Contract Value at the close of the day prior to the date of the withdrawal; and

(b)	the total purchase payments made to the contract (less an adjustment for amounts surrendered).

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

The waiver of CDSC only applies to partial surrenders.  If the Contract Owner elects to surrender the contract in full, where permitted by state law, Nationwide will assess a CDSC on the entire amount surrendered.  For purposes of the CDSC-free withdrawal privilege, a full surrender is:

•	multiple surrenders taken within a one-year period that deplete the entire Contract Value; or

•	any single surrender of 90% or more of the Contract Value.

Long-Term Care/Nursing Home and Terminal Illness Waiver

The contract includes a Long-Term Care/Nursing Home and Terminal Illness waiver at no additional charge.

Under this provision, no CDSC will be charged if:

(1)	the third contract anniversary has passed; and

(2)	the Contract Owner has been confined to a long-term care facility or hospital for a continuous 90-day period that began after the contract issue date; or

(3)	the Contract Owner has been diagnosed by a physician at any time after contract issuance to have a terminal illness; and

(4)	Nationwide receives and records such a letter from that physician indicating such diagnosis.

Written notice and proof of terminal illness or confinement for 90 days in a hospital or long term care facility must be received in a form satisfactory to Nationwide and recorded at Nationwide’s home office prior to waiver of the CDSC.

In the case of joint ownership, the waivers will apply if either joint owner meets the qualifications listed above.

For those contracts that have a non-natural person as Contract Owner as an agent for a natural person, the Annuitant may exercise the right of the Contract Owner for purposes described in this provision.  If the non-natural Contract Owner does not own the contract as an agent for a natural person (e.g., the Contract Owner is a corporation or a trust for the benefit of an entity), the Annuitant may not exercise the rights described in this provision.

Premium Taxes

Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5%.  This range is subject to change.  Nationwide will assess premium taxes to the contract at the time Nationwide is assessed the premium taxes by the state.  Premium tax requirements vary from state to state.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the underlying mutual fund (and Contract Owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of Contract Owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus).  Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund’s assets.  Contract Owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund. Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the underlying mutual funds offered under the contract that assess (or reserve the right to assess) a short-term trading fee, please see "Appendix A: Underlying Mutual Funds" later in this prospectus.

If a short-term trading fee is assessed, the underlying mutual fund will charge the Variable Account 1% of the amount determined to be engaged in short-term trading.  The Variable Account will then pass the short-term trading fee on to the specific Contract Owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that Contract Owner’s Sub-Account value.  All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the Variable Account.

When multiple purchase payments (or exchanges) are made to a Sub-Account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

•	contract loans or surrenders, including CDSC-free withdrawals;

•	surrenders of Annuity Units to make annuity payments;

•	surrenders of Accumulation Units to pay the maximum annual Contract Maintenance Charge;

•	surrenders of Accumulation Units to pay a death benefit; or

•	transfers made upon annuitization of the contract.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts.  These new share classes may require the assessment of short-term trading or redemption fees.  When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Optional Contract Benefits, Charges and Deductions

For an additional charge, the following optional benefits are available to Contract Owners.  Not all optional benefits are available in every state.  Unless otherwise indicated:

(1)	optional benefits must be elected at the time of application;

(2)	optional benefits, once elected, may not be terminated; and

(3)	the charges associated with the optional benefits will be assessed until annuitization.

The charges associated with optional benefits are generally only assessed prior to annuitization.  However, the charges associated with the L Schedule Option and the C Schedule Option will be assessed both before and after annuitization.  Additionally, the charges associated with the Extra Value Options are assessed for the first 7 Contract Years.  Therefore, if a Contract Owner that elected an Extra Value Option annuitizes before the end of the 7th Contract Year, the charge for that option will continue to be assessed after annuitization until the end of the 7th Contract Year.

CDSC Options

L Schedule Option

This option is no longer available effective May 1, 2009 or the date of state approval, whichever is later.  For contracts issued prior to May 1, 2007, a Contract Owner may elect the L Schedule Option for an additional charge at an annualized rate of 0.25% of the Daily Net Assets of the Variable Account.

For contracts issued on or after May 1, 2007, a Contract Owner may elect the L Schedule Option for an additional charge at an annualized rate of 0.50% of the Daily Net Assets of the Variable Account.  Election of the L Schedule Option replaces the B Schedule CDSC schedule with a 4 year CDSC schedule.

The L Schedule Option CDSC schedule applies as follows:

Number of Completed Years from Date of Purchase Payment	CDSC Percentage
0	7%
1	6%
2	5%
3	4%
4	0%

Under this option, CDSC will not exceed 7% of purchase payments surrendered.  The charge associated with the L Schedule Option will be assessed for the life of the contract.  Nationwide may realize a profit from the charge assessed for this option.

C Schedule Option

This option is no longer available effective May 1, 2009 or the date of state approval, whichever is later.  For contracts issued prior to May 1, 2007, a Contract Owner may elect the C Schedule Option for an additional charge at an annualized rate of 0.30% of the Daily Net Assets of the Variable Account, under which no CDSC will be assessed on surrenders from the contract.  For contracts issued on or after May 1, 2007, a

Contract Owner may elect the C Schedule Option for an additional charge at an annualized rate of 0.55% of the Daily Net Assets of the Variable Account, under which no CDSC will be assessed on surrenders from the contract.

Additionally, election of the C Schedule Option:

•	eliminates any available Lifetime Income Options as optional benefits;

•	eliminates the Capital Preservation Plus Lifetime Income Option as an optional benefit;

•	eliminates the Fixed Account as an investment option under the contract; and

•	eliminates Enhanced Fixed Account Dollar Cost Averaging as a Contract Owner service.

The charge associated with the C Schedule Option will be assessed for the life of the contract.  Nationwide may realize a profit from the charge assessed for this option.

Death Benefit Options

For an additional charge, an applicant may elect one of four death benefit options, depending on when the contract is issued.  The charges associated with each option will be assessed until annuitization and will be assessed on Variable Account allocations only.

One-Year Enhanced Death Benefit II Option

Beginning May 1, 2004 (or a later date if state law requires), applicants with Annuitants age 80 or younger at the time of application can elect the One-Year Enhanced Death Benefit II Option for an additional charge at an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 75.

The One-Year Enhanced Death Benefit II Option also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.  Please see "Spousal Protection Feature" later in this prospectus.

One-Year Enhanced Death Benefit Option

For contracts issued prior to state approval of the One-Year Enhanced Death Benefit II Option, the applicant can elect the One-Year Enhanced Death Benefit Option.  Once state approval is received for the One-Year Enhanced Death Benefit II Option, this option is no longer available.  The One-Year Enhanced Death Benefit Option is the same as the One-Year Enhanced Death Benefit II Option except that this option has a lower price (0.10% of the Daily Net Assets of the Variable Account) and there is no restriction on the Annuitant's age.  Nationwide may realize a profit from the charge assessed for this option.

One-Month Enhanced Death Benefit Option

Beginning May 1, 2004 (or a later date if state law requires), applicants with Annuitants age 75 or younger at the time of application can elect the One-Month Enhanced Death Benefit Option for an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 75.

The One-Month Enhanced Death Benefit Option also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.  Please see "Spousal Protection Feature" later in this prospectus.

Combination Enhanced Death Benefit Option

For contracts issued prior to state approval of the One-Month Enhanced Death Benefit Option, applicants with Annuitants age 80 or younger at the time of application can elect the Combination Enhanced Death Benefit Option for an additional charge at an annualized rate of 0.40% of the Daily Net Assets of the Variable Account.  Once state approval is received for the One-Month Enhanced Death Benefit Option, this option is no longer available.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will generally be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value (See the "Death Benefit Calculations" section for a description of this value).

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision later in this prospectus.

The Combination Enhanced Death Benefit also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.  Please see "Spousal Protection Feature" later in this prospectus.

Beneficiary Protector II Option

For an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account, the Contract Owner may purchase the Beneficiary Protector II Option.  In addition, allocations to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.35%.  Nationwide will also stop assessing this charge once the contract is annuitized. Nationwide may realize a profit from the charge assessed for this option.  The Beneficiary Protector II Option is only available for contracts with Annuitants age 75 or younger at the time of application.

The Beneficiary Protector II Option provides that upon the death of the Annuitant (and potentially, the Co-Annuitant, if one is named), and in addition to any death benefit payable, Nationwide will credit an additional amount to the contract (the "benefit").  The amount of the benefit depends on the Annuitant’s age at the time of application and, if applicable, the Co-Annuitant’s age at the time of the first Annuitant’s death.

After the death of the last surviving Annuitant or after all applicable benefits have been credited to the contract, the charge associated with the Beneficiary Protector II Option will be removed and the beneficiary may:

(a)	take distribution of the contract in the form of the death benefit or required distributions as applicable; or

(b)	if the beneficiary is the deceased Annuitant’s surviving spouse, continue the contract as the new beneficial Contract Owner and subject to any mandatory distribution rules.

Calculation of the First Benefit

The formula for determining the first benefit, which is paid upon the first Annuitant’s death, is as follows:

Earnings Percentage x Adjusted Earnings.

If the Annuitant is age 70 or younger at the time of application, the Earnings Percentage will be 40%.  If the Annuitant is age 71 through age 75 at the time of application, the Earnings Percentage will be 25%.

Adjusted Earnings = (a) – (b); where:

a =	the Contract Value on the date the death benefit is calculated and prior to any death benefit calculation; and

b =	purchase payments, proportionally adjusted for surrenders.

The adjustment for amounts surrendered will reduce purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings used in the first benefit calculation.

Maximum Adjusted Earnings from the Date of the First Benefit = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the Co-Annuitant’s death (regardless of the date of the Annuitant’s death), proportionally adjusted for surrenders.

The benefit will either be paid in addition to the death benefit, or will be credited to the contract if there is a Co-Annuitant named to the contract.

If there is no Co-Annuitant named to the contract, the charge associated with the Beneficiary Protector II Option will be removed after the benefit is paid.

Calculation of the Second Benefit

If a Co-Annuitant is named under the contract, a second benefit will be paid upon the death of the Co-Annuitant if the Co-Annuitant is age 75 or younger at the date of the first Annuitant’s death.  If the Co-Annuitant is older than age 75 at the date of the first Annuitant’s death, no second benefit will be paid and the charge associated with the Beneficiary Protector II Option will be removed.

The calculation of the second benefit will be based on earnings to the contract after the first benefit was calculated.  The formula for calculating the second benefit is as follows:

Earnings Percentage x Adjusted Earnings from the Date of the First Benefit.

If the Co-Annuitant is age 70 or younger at the time of the first Annuitant’s death, the Earnings Percentage will be 40%.  If the Co-Annuitant is age 71 through age 75 at the time of the first Annuitant’s death, the Earnings Percentage will be 25%.

Adjusted Earnings from the Date of the First Benefit = (a) – (b) – (c), where:

a =	Contract Value on the date the second death benefit is calculated (before the second death benefit is calculated);

b =
the Contract Value on the date the first benefit and the first death benefit were calculated (after the first benefit and the first death benefit were applied), proportionately adjusted for surrenders; and

c =	purchase payments made after the first benefit was applied, proportionately adjusted for surrenders.

The adjustment for amounts surrendered will reduce the beginning Contract Value and purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings from the Date of the First Benefit used in the second benefit calculation.

Maximum Adjusted Earnings from the Date of the First Benefit = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the Co-Annuitant’s death (regardless of the date of the Annuitant’s death), proportionally adjusted for surrenders.

After the second benefit is applied, the charge associated with the Beneficiary Protector II Option will be removed.

How the Benefit is Allocated

Any amounts credited to the contract pursuant to the Beneficiary Protector II Option will be allocated among the Sub-Accounts, the Fixed Account and/or the Guaranteed Term Options in the same proportion as each purchase payment is allocated to the contract on the date the benefit is applied.

Extra Value Options

Effective May 1, 2005, a Contract Owner or applicant can no longer elect an Extra Value Option.  Prior to May 1, 2005, for an additional charge, an applicant could have elected one of two Extra Value Options.

Applicants should be aware of the following with respect to an Extra Value Option:

(1)	Nationwide may make a profit from the Extra Value Option charge.

(2)
Because the Extra Value Option charge will be assessed against the entire Contract Value for the first 7 Contract Years, Contract Owners who anticipate making additional purchase payments after the first Contract Year (which will not receive the extra value credit(s) but will be assessed the extra value charge) should carefully examine the Extra Value Option and consult their financial advisor regarding its desirability.

(3)
Nationwide may take back or "recapture" all or part of the amount credited under the Extra Value Option in the event of early surrenders, including revocation of the contract during the contractual free-look period.

(4)	If the market declines during the period that the extra value credit(s) is subject to recapture, the amount subject to recapture could decrease the amount of contract available for surrender.

(5)	The cost of the Extra Value Option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

(6)
Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected an Extra Value Option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

An Extra Value Option may not be elected if the Capital Preservation Plus Lifetime Income Option is elected.

5% Extra Value Option

At an annualized rate of 0.70% of the Daily Net Assets of the Variable Account, an applicant could have elected the 5% Extra Value Option.  In addition, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.70%.  After the end of the 7th Contract Year, Nationwide will discontinue assessing the charges associated with the 5% Extra Value Option and the amount credited under this option will be fully vested.

In exchange, for the first 12 months the contract is in force, Nationwide will apply a credit to the contract equal to 5% of each purchase payment made to the contract.  This credit, which is funded from Nationwide’s General Account, will be allocated among the Sub-Accounts, the Fixed Account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract.   For purposes of all benefits and taxes under these contracts, credits applied under this payment are considered earnings, not purchase payments

3% Extra Value Option

At an annualized rate of 0.45% of the Daily Net Assets of the Variable Account, an applicant could have elected the 3% Extra Value Option.  In addition, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.45%.  After the end of the 7th Contract Year, Nationwide will discontinue assessing the charges associated with the 3% Extra Value Option and the amount credited under this option will be fully vested.

In exchange, for the first 12 months the contract is in force, Nationwide will apply a credit to the contract equal to 3% of each purchase payment made to the contract.  This credit, which is funded from Nationwide’s General Account, will be allocated among the Sub-Accounts, the Fixed Account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract.   For purposes of all benefits and taxes under these contracts, credits applied under this option are considered earnings, not purchase payments.

Recapture of Extra Value Option Credits

Nationwide will recapture amounts credited to the contract in connection with the Extra Value Option if:

(a)	the Contract Owner cancels the contract pursuant to the contractual free-look provisions;

(b)	the Contract Owner takes a full surrender before the end of the 7th Contract Year; or

(c)	the Contract Owner takes a partial surrender that is or would be subject to a CDSC under the B Schedule CDSC schedule before the end of the 7th Contract Year.

The amount of the Extra Value Credit recaptured under the circumstances listed above is determined based on a vesting schedule.  The longer a Contract Owner waits to surrender value from the contract, the smaller the amount of the credit that Nationwide will recapture.

Some states require a reduced recapture schedule.  Please refer to your contract for state specific information.

Contract Owners should carefully consider the consequences of taking a surrender that subjects part or all of the credit to recapture.  If Contract Value decreases due to poor market performance, the recapture provisions could decrease the amount of Contract Value available for surrender. In other words, the dollar amount of the credit Nationwide recaptures will remain the same, but this amount may be a higher percentage of the Contract Value.

Nationwide will not recapture credits under the Extra Value Options under the following circumstances:

(1)	If the withdrawal is not, or would not be, subject to a CDSC under the B Schedule CDSC schedule;

(2)	If the distribution is taken as a result of a death, annuitization, or to meet minimum distribution requirements under the Internal Revenue Code; or

(3)	If the surrender occurs after the end of the 7th Contract Year.

Recapture Resulting from Exercising Free Look Privilege

If the Contract Owner cancels the contract pursuant to the contractual free look provision, Nationwide will recapture the entire amount credited to the contract under this option.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free look, Nationwide will recapture the entire amount credited to the contract under this option, but under no circumstances will the amount returned be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the Contract Owner will retain any earnings attributable to the amount credited, but all losses attributable to the amount credited will be incurred by Nationwide.

Recapture Resulting from a Full Surrender

For contracts with the 3% Extra Value Option, if the Contract Owner takes a full surrender of the contract before the end of the 7th Contract Year, Nationwide will recapture the entire amount credited to the contract under the option.

For contracts with the 5% Extra Value Option, if the Contract Owner takes a full surrender of the contract before the end of the 7th Contract Year, Nationwide will recapture part or all of the amount credited to the contract under the option, according to the following vesting/recapture schedule:

Vesting and Recapture Schedule for
5% Extra Value Option
Contract Year	Credit Percentage Vested	Credit Percentage Subject to Recapture
1	0%	5% (or all of the credit)
2	0.25%	4.75% (or 95% of the credit)
3	1%	4% (or 80% of the credit)
4	1%	4% (or 80% of the credit)
5	1%	4% (or 80% of the credit)
6	1%	4% (or 80% of the credit)
7	1%	4% (or 80% of the credit)
8 and thereafter	5% (fully vested)	0%

For example, Ms. R, who elected the 5% Extra Value Option, makes a $100,000 initial deposit into her contract and receives a 5% credit of $5,000.  In Contract Year 4, Ms. R takes a full surrender.  For the recapture calculation, Nationwide will multiply the initial $100,000 by 4% (refer to the Vesting and Recapture Schedule for the 5% Extra Value Option) to get the portion of the original credit that Nationwide will recapture.  Thus, the amount of the original credit recaptured as a result of the full surrender is $4,000.

Recapture Resulting from a Partial Surrender

For contracts with the 3% Extra Value Option, if the Contract Owner takes a partial surrender before the end of the 7th Contract Year that is subject to CDSC (or would be subject to CDSC but for the election of a CDSC-reducing option), Nationwide will recapture a proportional part of the amount credited to the contract under the option.

For example, Mr. X, who elected the 3% Extra Value Option, makes a $100,000 initial deposit to his contract and receives a 3% credit of $3,000.  In Contract Year 2, Mr. X takes a $20,000 surrender.  Under the contract Mr. X is entitled to take 10% of purchase payments free of CDSC.  Thus, he can take ($100,000 x 10%) = $10,000 without incurring a CDSC.  That leaves $10,000 of the surrender subject to a CDSC.  For the recapture calculation, Nationwide will multiply that $10,000 by 3% to get the portion of the original credit that Nationwide will recapture.  Thus, the amount of the original credit recaptured as a result of the $20,000 partial surrender is $300.  The amount recaptured will be taken from the Sub-Accounts, the Fixed Account and/or the Guaranteed Term Options in the same proportion that purchase payments are allocated as of the surrender.

For contracts with the 5% Extra Value Option, if the Contract Owner takes a partial surrender of the contract before the end of the 7th Contract Year, Nationwide will recapture a proportional part of the amount credited to the contract under the option, depending on when the surrender is taken, according to the Vesting and Recapture Schedule for 5% Extra Value Option discussed in the "Recapture Resulting from a Full Surrender" provision.

Capital Preservation Plus Option

The Capital Preservation Plus ("CPP") Option provides a "return of principal" guarantee over an elected period of time  (3, 5, 7, or 10 years -- the "program period").  Effective May 1, 2011, the only CPP program period available is the 10-year CPP program period; CPP program periods of other durations that were elected prior to May 1, 2011 will continue unchanged to the end of the current CPP program period.  Contract Value at the end of the CPP program period will be no less than Contract Value at the beginning of the period, regardless of market performance.  Note, however, that surrenders or contract maintenance charges that are deducted from the contract after this option is elected will reduce the value of the guarantee proportionally.

The guarantee is conditioned upon the allocation of Contract Value between two investment components:

(1)	A Guaranteed Term Option corresponding to the length of the elected program period; and

(2)
Non-Guaranteed Term Option allocations, which consist of the Fixed Account and certain underlying mutual funds that are available under the program.  This investment component is allocated according to Contract Owner instructions.

If Contract Value is allocated to the Fixed Account and the Contract Owner subsequently elects the Capital Preservation Plus Option, the current Fixed Account interest rate guarantee period will terminate.  If such Contract Owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

When the CPP Option is elected, Nationwide will specify the percentage of the Contract Value that must be allocated to each of the two general components described above.  Generally, when interest rates are higher, a greater portion of the Contract Value will be made available for allocation among underlying mutual funds; when interest rates are lower, lesser portions may be made available for allocation among underlying mutual funds.  Also, longer program periods will typically permit greater allocations to the underlying mutual funds.  Other general economic factors and market conditions may affect these determinations as well.

Charges

The CPP Option is provided for an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  This charge will be assessed against the GTOs through a reduction in credited interest rates (not to exceed 0.50%).  Nationwide may realize a profit from the charge assessed for this option.

All charges associated with the CPP Option will remain the same for the duration of the program period.  When the CPP program period ends or an elected CPP Option is terminated, the charges associated with the option will no longer be assessed.

The Advantage of the Capital Preservation Plus Option

Without electing the option, Contract Owners may be able to approximate (without replicating) the benefits of the CPP Option.  To do this, Contract Owners would have to determine how much of their Contract Value would need to be allocated to a GTO so that the amount at maturity (principal plus interest attributable to the GTO allocation) would approximate the original total investment.  The balance of the Contract Value would be available to be allocated among underlying mutual funds or the Fixed Account.  This represents an investment allocation strategy aimed at capital preservation.

Election of the CPP Option, however, generally permits a higher percentage of the Contract Value to be allocated outside of the Guaranteed Term Options among underlying mutual funds and/or the Fixed Account.  This provides Contract Owners with a greater opportunity to benefit from market appreciation that is reflected in the underlying mutual fund performance, while preserving the return of principal guarantee.

Availability

The Capital Preservation Plus Option is no longer available for election under the contract and has been replaced with the Capital Preservation Plus Lifetime Income Option effective March 1, 2005 (or thereafter upon state approval of the Capital Preservation Plus Lifetime Income Option).

Additionally, at the end of any CPP program period or after terminating a CPP Option, and if the CPP Option is still available in the applicable jurisdiction, the Contract Owner may elect to participate in a new CPP Option at the charges, rates and allocation percentages in effect at that point in time.  If the Contract Owner elects to participate in a new CPP Option, such election and complete instructions must be received by Nationwide within 60 days before the end of the preceding CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Enhanced Capital Preservation Plus Option

From time to time, Nationwide may offer an enhanced version of the CPP Option.  The Enhanced CPP Option costs the same as the standard CPP Option and operates similarly.  The distinction between the two options is that the enhanced version provides Contract Owners with a larger Non-Guaranteed Term Option component than would be available under the standard CPP Option in exchange for stricter allocation restrictions on the Non-Guaranteed Term Option component.  For the list of investment options available under this benefit please see "Income Benefit Investment Options" later in this prospectus.  It is possible, under certain enhanced versions of the option, for a Contract Owner to have 100% of their investment allocated to the Non-Guaranteed Term Option component.

Conditions Associated with the Capital Preservation Plus Option

A Contract Owner with an outstanding loan may not elect the CPP Option.

During the CPP program period, the following conditions apply:

•	If surrenders or contract maintenance charges are deducted from the contract subsequent to electing this option, the guarantee will be reduced proportionally.

•	Only one CPP Option program may be in effect at any given time.

•	No new purchase payments may be applied to the contract.

•	The Contract Owner may elect Dollar Cost Averaging for Living Benefits (see "Contract Owner Services" later in this prospectus).

•	Nationwide will not permit loans to be taken from the contract.

•	No optional benefit that assesses a charge to the GTOs may be added to the contract.

•
If, while the CPP Option is elected, the Annuitant dies and the Annuitant's spouse elects to continue the contract, the option will remain in effect and will continue until the end of the original program period.

If the contract is annuitized, surrendered or liquidated for any reason prior to the end of the program period, all guarantees are terminated.  A market value adjustment may apply to amounts transferred from a GTO due to annuitization.  A market value adjustment may apply to amounts surrendered or liquidated from a GTO and the surrender will be subject to the CDSC provisions of the contract.

After the end of the program period, or after termination of the option, the above conditions will no longer apply.

Investments During the Program Period

When the CPP Option is elected and after Nationwide receives all required information, Nationwide will declare the amount of the Contract Value that is available for allocation to the Fixed Account and/or the available underlying mutual funds.  The remainder of the Contract Value must be allocated to a Guaranteed Term Option, the length of which corresponds to the length of the CPP program period elected by the Contract Owner.

Nationwide makes only certain underlying mutual funds available when a Contract Owner elects the Capital Preservation Plus Option.  Nationwide selected the available underlying mutual funds on the basis of certain risk factors associated with the underlying mutual fund's investment objective.  The underlying mutual funds not made available in conjunction with the Capital Preservation Plus Option were excluded on the basis of similar risk considerations.

During the CPP program period, the following investment options are available for the Non-Guaranteed Term Option component:

1.	the Fixed Account; and/or

2.	a variable investment option, which could be one of the following:

a.	if the Custom Portfolio Asset Rebalancing Service is available, one of the models available through that service (see "Contract Owner Services"); or

b.	any combination of the underlying mutual funds listed under the section "Income Benefit Investment Options" found later in this prospectus.

Election of the CPP Option will not be effective unless and until Nationwide receives Sub-Account allocation instructions based on the list of available underlying mutual funds.  Allocations to underlying mutual funds other than those listed are not permitted during the program period.

Nationwide reserves the right to modify the list of available underlying mutual funds upon written notice to Contract Owners.  If an underlying mutual fund is deleted from the list of available underlying mutual funds, such deletion will not affect CPP Option programs already in effect.

Surrenders During the CPP Program Period

If, during the CPP program period, the Contract Owner takes a partial surrender from the contract, Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and GTOs.  The amount surrendered from each investment option will be in proportion to the value in each investment option at the time of the surrender request, unless Nationwide is instructed otherwise.  Surrenders may not be taken exclusively from the GTO.  In conjunction with the surrender, the value of the guarantee will be adjusted proportionally.  A market value adjustment may apply to amounts surrendered from GTOs and the surrender will be subject to the CDSC provisions of the contract.

Transfers During the CPP Program Period

Transfers to and from the Guaranteed Term Option are not permitted during the CPP program period.

Transfers between the Fixed Account and the Variable Account, and among Sub-Accounts are subject to the terms and conditions in the "Transfers Prior to Annuitization" provision.  During the CPP program period, transfers to underlying mutual funds that are not included in the CPP Option program are not permitted.

For those contracts that have elected an Enhanced CPP Option, transfers may be further limited during the program period.

Terminating the Capital Preservation Plus Option

Once elected, the CPP Option cannot be revoked, except as provided below.

If the Contract Owner elected a CPP program period matching a 7 year Guaranteed Term Option, upon reaching the 5th anniversary of the program, the Contract Owner may terminate the CPP Option.  Any termination instructions must be received at Nationwide's home office within 60 days after the option's 5th anniversary.

If the Contract Owner elected a CPP program period matching a 10 year Guaranteed Term Option, upon reaching the 7th anniversary of the program, the Contract Owner may terminate the CPP Option.  Any termination instructions must be received at Nationwide's home office within 60 days after the option's 7th anniversary.

If the Contract Owner terminates the CPP Option as described above, the charges associated with the CPP Option will no longer be assessed, all guarantees associated with the CPP Option will terminate, the contract's investment allocations will remain the same as when the program was in effect (unless Nationwide is instructed otherwise), and all conditions associated with the CPP Option are removed.

Fulfilling the Return of Principal Guarantee

At the end of the CPP program period, if the Contract Value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the Contract Value equals the guaranteed amount.  Amounts credited under the CPP Option are considered, for purposes of other benefits under this contract, earnings, not purchase payments.  If the Contract Owner does not elect to begin a new CPP Option program, the amount previously allocated to the GTO and any amounts credited under the guarantee will be allocated to the money market Sub-Account.

Election of the Capital Preservation Plus Lifetime Income Option

Beginning March 1, 2005 (or a later date if state law requires), at the end of any CPP program period or after terminating a CPP Option, the Contract Owner may elect to replace the CPP Option with the Capital Preservation Plus Lifetime Income Option (or an enhanced version thereof, if available) at the rates, conditions, allocation percentages, and prices in effect at that point in time.  Any such election must be received by Nationwide within 60 days before the end of the preceding CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Capital Preservation Plus Lifetime Income Option

The Capital Preservation Plus Lifetime Income Option ("CPPLI Option") is an optional benefit that provides both principal protection and the possibility of a lifetime income stream.

The CPP Lifetime Income Option is a two-phase option.  The first phase (the "preservation phase") is substantially the same as the CPP Option (see "Capital Preservation Plus Option").  Part of the Contract Value may be allocated to a GTO and the remainder is allocated to available non-GTO investment options.  At the end of the CPP program period, if the Contract Value is less than the Contract Value at the time the CPP program period began, Nationwide will credit the contract with an amount sufficient to equal the guaranteed amount.  Effective May 1, 2011, the only program period available in connection with the CPP Lifetime Income Option is the 10-year term.  Program periods of other durations that are in effect on May 1, 2011 will continue unchanged to the end of the existing program period.

Immediate Withdrawals

Contract Owners who are in the preservation phase of the option can elect the immediate withdrawal benefit and begin taking withdrawals of up to 6% of the guaranteed amount annually.  Election of this benefit changes some of the terms of the CPP Lifetime Income Option.  Refer to the "Immediate Withdrawal Benefit" subsection later in this provision.

The second phase of the CPP Lifetime Income Option (the "withdrawal phase") begins with establishing the lifetime withdrawal base.  Thereafter, the Contract Owner may take withdrawals from the contract equal to a certain percentage of that lifetime withdrawal base for the remainder of his/her life, regardless of the actual Contract Value.  This essentially provides the Contract Owner with an available lifetime stream of income.  Note, however, that this lifetime income stream is distinct from the annuitization phase of the contract.

In short, the preservation phase gives the Contract Owner the assurance of a principal guarantee and the withdrawal phase gives the Contract Owner the opportunity for a consistent lifetime income stream.  The preservation phase and withdrawal phase are discussed more thoroughly later in this provision.

Charges

The CPP Lifetime Income Option is provided for an additional charge at an annualized rate not to exceed 1.00% of the Daily Net Assets of the Variable Account.  Additionally, the interest rate of return credited to allocations made to the Guaranteed Term Options or Target Term Options will be reduced by not more than 1.00%.  For contracts issued on or after September 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.75%.  For contracts issued before September 15, 2008, or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.60%.

Nationwide may realize a profit from the charge assessed for this option.  All charges associated with the CPP Lifetime Income Option will be assessed until annuitization and the charge will remain the same (unless the Contract Owner elects a new CPP program or invokes the reset opportunity, discussed herein).

Availability

The Capital Preservation Plus Lifetime Income Option is only available at the time of application for contracts issued based on good order applications signed and dated on or prior to January 12, 2009.  After January 12, 2009, the Capital Preservation Plus Lifetime Income Option is only available to those Contract Owners that previously elected either the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option.  The person's life upon which the benefit depends (the "determining life") must be age 35 or older at the time of election.  For most contracts, the determining life is that of the primary Contract Owner.  For those contracts where the Contract Owner is a non-natural person, for purposes of this option, the determining life is that of the Annuitant, and all references in this option to "Contract Owner" shall mean Annuitant.  The CPP Lifetime Income Option is not available if any of the following optional benefits are elected: the C Schedule Option or a Lifetime Income Option.  Additionally, the CPP Lifetime Income Option may not be revoked or terminated except as described herein.  The Capital Preservation Plus Lifetime Income Option is not available on beneficially owned contracts.

The CPP Lifetime Income Option may also be elected by Contract Owners who previously elected the CPP Option.  Thus, the Contract Owner would be switching from the CPP Option to the CPP Lifetime Income Option.  Any such election to switch must occur at the end of a CPP program period or after terminating a CPP Option as described in the "Capital Preservation Plus Option" provision.  The newly elected CPP Lifetime Income Option will be added to the contract at the charges, rates and allocation percentages in effect at that point in time and the old CPP Option will be removed (including the charge).  Any election to switch from the CPP Option to the CPP Lifetime Income Option and complete instructions must be received by Nationwide within 60 days before the end of the CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Enhanced Capital Preservation Plus Lifetime Income Option

Nationwide may offer an enhanced version of the CPP Lifetime Income Option.  The Enhanced CPP Lifetime Income Option costs the same as the standard CPP Lifetime Income Option and operates similarly.  The distinction between the two options lies in the preservation phase of the option.  During the preservation phase of the Enhanced CPP Lifetime Income Option, Contract Owners will have a larger Non-GTO component than would be available during the preservation phase of the standard CPP Lifetime Income Option.  In exchange for this benefit, Nationwide will impose stricter allocation restrictions on the Non-GTO component.  For the list of investment options available under this benefit please see "Income Benefit Investment Options" found later in this prospectus.  It is possible, under certain enhanced versions of the option, for a Contract Owner to have 100% of their investment allocated to the Non-GTO component during the preservation phase.  Any Enhanced CPP Lifetime Income Option that Nationwide offers will be subject to the rates, conditions, and allocation percentages in effect at that point in time.  The Contract Owner may also elect Dollar Cost Averaging for Living Benefits (see "Contract Owner Services" later in this prospectus).

Preservation Phase of the CPP Lifetime Income Option

The first phase of the CPP Lifetime Income Option, the preservation phase, is similar to the CPP Option.  It enables the Contract Owner to allocate part of his/her Contract Value to the Fixed Account and/or certain underlying mutual funds in order to benefit from possible market appreciation, while preserving a return of principal guarantee.  The preservation phase of the CPP Lifetime Income Option generally operates the same as the CPP Option.

•
All of the terms and conditions associated with the CPP Option also apply to the preservation phase of the CPP Lifetime Income Option except that Contract Owners may not terminate the CPP Lifetime Income Option prior to the end of the CPP program period (see "Terminating the Capital Preservation Plus Option").

•	Market conditions determine the availability and allocation percentages of the various CPP program periods.

•	Withdrawals or contract maintenance charges that are deducted from the contract during the preservation phase will reduce the value of the guarantee proportionally.

•	If at the end of any CPP program period the Contract Value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the Contract Value equals the guaranteed amount.

•	Amounts credited to fulfill the principal guarantee are considered, for purposes of other benefits under this contract, earnings, not purchase payments.

During the preservation phase, for purposes of this option, Nationwide will consider a change in Contract Owner as a death of Contract Owner.

Options at the End of the Preservation Phase

Approximately 75 days before the end of a CPP program period, Nationwide will communicate the ensuing CPP program period end to the Contract Owner.  The communication will inform the Contract Owner of his/her options relating to the CPP Lifetime Income Option and will instruct him/her to elect how the contract should continue.  The Contract Owner must elect to: remain in the preservation phase of the option by electing a new CPP program; move into the withdrawal phase of the option; or terminate the option.  The Contract Owner's election is irrevocable.  Each of the options is discussed more thoroughly below.

Remaining in the preservation phase of the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the Contract Owner may elect to remain in the preservation phase of the CPP Lifetime Income Option by beginning a new CPP program.  If the Contract Owner elects this option, the new CPP program will be subject to the rates and conditions that are in effect at that point in time, and the guaranteed amount corresponding to the new CPP program will be the Contract Value as of the beginning of that CPP program period.  The charge, from that point forward, will be the then current charge for the CPP Lifetime Income Option.

Moving into the withdrawal phase of the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the Contract Owner may elect to begin the withdrawal phase of the CPP Lifetime Income Option (see "Withdrawal Phase of the CPP Lifetime Income Option" below).  During the withdrawal phase, Nationwide will continue to assess the same charge that was assessed during the prior CPP program.

Terminating the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the Contract Owner may elect to terminate the

CPP Lifetime Income Option.  Upon such an election, Nationwide will no longer assess the charge associated with the option, all benefits associated the option will terminate, and all conditions associated with the option are removed.  The contract's variable investment allocations will remain the same as they were prior to the termination (unless Nationwide is instructed otherwise) and the Contract Value previously allocated to the GTO and any amounts credited under the principal guarantee will be allocated to the money market Sub-Account.

If Nationwide does not receive the Contract Owner's instructions as to how the option/contract should continue prior to the end of the CPP program period, upon such CPP program period end, Nationwide will assume that the Contract Owner intends to terminate the CPP Lifetime Income Option.

Withdrawal Phase of the CPP Lifetime Income Option

Upon electing to begin the withdrawal phase, the Contract Owner must instruct Nationwide how to allocate their Contract Value among a select group of investment options.  A list of the investment options available during the withdrawal phase will be included in the election notice.  The Contract Owner may reallocate only among the limited investment options for the remainder of the withdrawal phase.

During the withdrawal phase of the option, Nationwide will not permit any additional purchase payments to the contract and Nationwide will not permit a change in Contract Owner (unless the change would result in using the same determining life).

At the beginning of the withdrawal phase of the CPP Lifetime Income Option, Nationwide will determine the lifetime withdrawal base, which is equal to the Contract Value as of the end of the CPP program period (including any amounts credited under the principal guarantee).

At any point in the withdrawal phase, the Contract Owner may begin taking the lifetime income stream by requesting a withdrawal from the contract.  All withdrawals taken from the contract during the withdrawal phase will be taken from each investment option in proportion to the value in each investment option at the time of the surrender request.

At the time the first withdrawal is requested during the withdrawal phase, Nationwide will determine the benefit amount under this option, referred to as the "lifetime withdrawal amount."  The lifetime withdrawal amount is determined by multiplying the lifetime withdrawal base by the corresponding Lifetime Withdrawal Percentage in the chart that follows.

Age of determining life:	Lifetime Withdrawal Percentage:
age 35 up to age 59½	4%
age 59½ through 66	5%
age 67 through 71	6%
age 72 or older	7%

The Lifetime Withdrawal Percentage is based on the age of the determining life as of the date of the first withdrawal during the withdrawal phase and will not change, except as described in the "Lifetime Withdrawal Base Reset Opportunity."

Thereafter, on each anniversary of the beginning of the withdrawal phase, the Contract Owner is entitled to withdrawal an amount equal to the lifetime withdrawal amount without reducing the lifetime withdrawal base.  The Contract Owner may continue to take annual withdrawals that do not exceed the lifetime withdrawal amount until the earlier of the Contract Owner's death or annuitization regardless of the actual value of the contract.  Thus, it is possible for the Contract Owner to take annual withdrawals equal to the lifetime withdrawal amount after the Contract Value is zero.  After the Contract Value falls to zero, the Contract Owner can continue to take annual withdrawals of no more than the lifetime withdrawal amount.

Withdrawal requests may be submitted systematically or directly by the Contract Owner.

Although withdrawals of the lifetime income amount do not reduce the lifetime withdrawal base, they do reduce the Contract Value and death benefit, and are subject to the CDSC provisions of the contract.  Lifetime withdrawal amounts not withdrawn in a given year are forfeited and may not be claimed in subsequent years.

Contract Owners are permitted to take withdrawals in excess of the lifetime withdrawal amount (provided that the Contract Value is greater than zero).  However, to the extent that a withdrawal exceeds that year's lifetime withdrawal amount, Nationwide will proportionally reduce the lifetime withdrawal base, which will result in lower lifetime withdrawal amounts in subsequent years.  The proportionate reduction will be equal to the amount withdrawn in excess of the lifetime withdrawal amount, divided by the Contract Value (after it is reduced by the lifetime withdrawal amount).  Once the Contract Value falls to zero, the Contract Owner is no longer permitted to take withdrawals in excess of the lifetime withdrawal amount.

Withdrawals taken before the Contract Owner is age 59½ may be subject to additional tax penalties.

Required Minimum Distribution Privilege

If you surrender an amount greater than your benefit amount for the sole purpose of satisfying Internal Revenue Code minimum distribution requirements for this contract, we will not reduce your income benefit base.  Nationwide reserves the right to modify or eliminate this required minimum distribution privilege.  The RMD privilege does not apply to beneficially owned contracts.

We will notify you if we discontinue or eliminate the required minimum distribution privilege.  If Nationwide exercises its right to modify or eliminate this privilege then any distribution in excess of your lifetime withdrawal amount will reduce your remaining lifetime withdrawal base.

Lifetime Withdrawal Base Reset Opportunity

On each 5-year anniversary of the beginning of the withdrawal phase, if the Contract Value exceeds the lifetime withdrawal base, the Contract Owner will have the opportunity to instruct Nationwide to reset the lifetime withdrawal base to equal the current Contract Value.

Nationwide will provide the Contract Owner with advance notice of any reset opportunity and will provide the Contract

Value information necessary for the Contract Owner to decide whether or not to invoke the reset opportunity.  If Nationwide does not receive and record a Contract Owner's election to reset the lifetime withdrawal base by the date stipulated in the notice, Nationwide will assume that the Contract Owner does not wish to reset the lifetime withdrawal base.

If the Contract Owner chooses to reset the lifetime withdrawal base, the following terms and conditions will apply:

•	The Contract Owner will be assessed the charge for the CPP Lifetime Income Option that is in effect as of the date of the election to reset the lifetime withdrawal base.

•	The Lifetime Withdrawal Percentages that are in effect as of the date of the election to reset the lifetime withdrawal base will apply.

•	The Lifetime Withdrawal Percentage applicable to the contract will continue to be based on the age of the determining life as of the date of the first surrender during the withdrawal phase.

Nationwide reserves the right to limit the number of reset opportunities to one.

Annuitization and the CPP Lifetime Income Option

Election of the CPP Lifetime Income Option does not restrict the Contract Owner's right to annuitize the contract.

If the Contract Owner elects to annuitize during the preservation phase, and any portion of the Contract Value has been allocated to a GTO, the Contract Owner must transfer the entire GTO allocation to another investment option (GTOs are not available during annuitization), and the transfer may result in a market value adjustment.  All guarantees associated with the preservation phase are terminated, the charge is removed, and the conditions associated with the CPP program are no longer applicable.  The amount to be annuitized will be the Contract Value after any market value adjustment has been applied.

If the Contract Owner elects to annuitize during the withdrawal phase, the charge is removed and the investment restrictions associated with the withdrawal phase are no longer applicable.

The amount to be annuitized will be the Contract Value.  Since surrenders from the contract during the withdrawal phase of the option reduce the Contract Value, and consequently, the amount to be annuitized, the Contract Owner should carefully weigh the option of annuitization against continuing with the lifetime income stream associated with the CPP Lifetime Income Option.

Succession of Rights and Termination of the CPP Lifetime Income Option

The following events will trigger an automatic termination of the CPP Lifetime Income Option:

•	a full surrender of the contract;

•	a full surrender of the death benefit proceeds; or

•	an election to annuitize the contract.

If any of the events listed above occur, the CPP Lifetime Income Option will terminate and Nationwide will no longer be obligated to fulfill the principal guarantee or to provide the lifetime withdrawal benefit.

Immediate Withdrawal Benefit

During the preservation phase of the CPP Lifetime Income Option, the Contract Owner can invoke the immediate withdrawal benefit.  This benefit permits the Contract Owner to take immediate withdrawals of up to 6% annually of the guaranteed amount until the benefit is exhausted.  The benefit may only be invoked during the preservation phase, specifically during the current CPP program period, but once it is invoked, withdrawals will be permitted both during the current CPP program period and after its maturity date, until the guaranteed amount is exhausted.  After the benefit is invoked, the Contract Owner's current CPP program period will remain in effect until its regular maturity date.  The CPP program period's ending does not automatically terminate the option.  However, the Contract Owner will receive notice that the Contract Value must be reallocated in order to continue the option (see "Options at the End of the CPP Program Period" later in this subsection).  As long as the Contract Owner reallocates the Contract Value upon the maturity of the current CPP program period, the Contract Owner will remain in the preservation phase of the option (subject to the limitations herein) and continue to receive immediate withdrawals for the duration of the option.  The investment options available upon the maturity of the CPP program period will be limited and may not include GTO options.

Invoking the immediate withdrawal benefit changes some of the conditions associated with the CPP Lifetime Income option, as indicated below:

•
Invoking the immediate withdrawal benefit changes the nature of the guarantee associated with the preservation phase.  Nationwide will not credit an amount to the contract so that the Contract Value equals the guaranteed amount at the end of the applicable CPP program period.  Instead, the CPP guarantee amount (as determined on the day the benefit is invoked) becomes the basis for determining the amount of the withdrawals permitted under the immediate withdrawal benefit.  This amount is referred to as the "immediate withdrawal base" and is guaranteed not to change as long as the option is not terminated or total annual withdrawals do not exceed the 6% limit (see "Determining the Immediate Withdrawal Base" and "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals" later in this subsection).

•
For purposes of the immediate withdrawal benefit, the CPP program period (during which the benefit is invoked) will remain in effect until its regular maturity date.  At the CPP program period's end, the Contract Owner will not be permitted to begin a new CPP program period.  Instead, the Contract Owner will be required to reallocate the Contract Value into certain limited investment options.  The Contract Owner will lose the value of remaining withdrawals if the Contract Value is not reallocated (see "Options at the End of the CPP Program Period").

•
The Contract Owner will remain in the preservation phase for the duration of the CPP Lifetime Income option once the immediate withdrawal benefit is invoked.  The Contract Owner will not be permitted to enter the lifetime withdrawal phase of the option.

•
The "Succession of Rights and Termination of the CPP Lifetime Income Option" provision no longer applies once the immediate withdrawal benefit is invoked (see instead, "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals" in this subsection).

•	Immediate withdrawals in excess of 6% annually will reduce the value of future immediate withdrawals (see "Impact of Withdrawals in Excess of 6%" later in this subsection).

•	No additional purchase payments are permitted once the immediate withdrawal benefit is invoked.

•	The immediate withdrawal benefit is non-cumulative. Withdrawals not taken in one Contract Year cannot be carried over to the following Contract Year.

•
Nationwide may discontinue offering the immediate withdrawal benefit.  If the benefit is discontinued, Contract Owners who have elected the CPP Lifetime Income Option will be permitted to invoke the benefit (subject to the conditions herein).

Immediate withdrawals are subject to the applicable CDSC provisions of the contract.  If taken prior to age 59½, the withdrawals could incur a penalty tax.  Minimum required distributions could cause annual withdrawals to exceed 6% (see "Impact of an Immediate Withdrawal (within the 6% limit)" in this subsection).

Invoking the Immediate Withdrawal Benefit.  A Contract Owner wishing to take an immediate withdrawal must affirmatively elect to invoke the benefit using a form approved by Nationwide.  Upon receipt of this affirmative election, Nationwide will determine the immediate withdrawal base.  Note:  A withdrawal request alone will not initiate the immediate withdrawal benefit, but will, instead, be treated as an ordinary withdrawal under the contract.

In addition, since the Contract Owner may only invoke the benefit during the preservation phase of the option, the CPP program period that is in effect at the time of the election will continue in effect until the program period ends.  In other words, invoking the immediate withdrawal benefit does not have any affect on the current CPP program period.

Options at the End of the CPP Program Period

For purposes of the immediate withdrawal benefit, the CPP program period (during which the benefit is invoked) will remain in effect until its regular maturity date.  The CPP program period is chosen by the Contract Owner and generally corresponds to the duration of any GTO option chosen by the Contract Owner.  Upon the CPP program period end, the Contract Owner will have two options:

•	reallocate the Contract Value among the limited available investment options; or

•	let the CPP Lifetime Income Option terminate.

Nationwide will communicate the ensuing CPP program period end to the Contract Owner approximately 60 days before the end of the period and this notice will include a list of the limited investment options available.  The Contract Owner must reallocate the Contract Value, including amounts allocated to the GTO, among the limited investment options available in order to continue receiving immediate withdrawals under the benefit.  If Nationwide does not receive the Contract Owner’s instructions prior to the end of the program period, Nationwide will assume that the Contract Owner intends to terminate the CPP Lifetime Income Option.  Note:  If the option is terminated, the Contract Owner will lose the value of the remaining immediate withdrawal base, i.e., lose any remaining payments (see "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals").

Determining the Immediate Withdrawal Base

The immediate withdrawal base is the dollar amount that Nationwide will use as the basis for determining how much the Contract Owner can withdraw under the benefit.  The immediate withdrawal base will be equal to the CPP guarantee amount (as determined on the day the benefit is invoked).  The immediate withdrawal base will not change unless the Contract Owner takes withdrawals in excess of 6% each year (i.e., the total amount of withdrawals in one year may not exceed 6% of the immediate withdrawal base).

For example, if the Contract Owner's initial investment at the beginning of the CPP program period was $100,000, assuming no surrenders are made during the CPP program period, the CPP guarantee amount at the end of the CPP program period will be $100,000.  If the Contract Owner invokes the immediate withdrawal benefit, the immediate withdrawal base becomes the CPP guarantee amount (i.e., $100,000).  The Contract Value will not be credited with any CPP guarantee amount at the end of the program period.

Taking an Immediate Withdrawal.  After the affirmative election to invoke the benefit has been made and received in good order by Nationwide, in order to take an immediate withdrawal, the Contract Owner must submit a surrender request to Nationwide.  Nationwide will process the request based upon the election of the withdrawal benefit.  Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and GTO when an immediate withdrawal is requested.  The amount surrendered from each investment option will be in proportion to the value in each investment option at the time of the surrender request.  Immediate withdrawals cannot be taken exclusively from the GTO. Amounts surrendered from the GTO could incur a market value adjustment.  Market value adjustments are applied to the Contract Value and not the amount of the withdrawal request.  Contract Owners can request that Accumulation Units not be surrendered from the GTO in order to avoid application of a market value adjustment.  Please refer to the GTO prospectus for examples of how market value adjustments are calculated.

Impact of Immediate Withdrawals (within the 6% limit).  The impact of an immediate withdrawal on the contract will depend on the immediate withdrawal base, the remaining immediate withdrawal base, and the amount of the gross surrender request.  Annual gross surrenders include required minimum distributions pursuant to the Internal Revenue Code and any applicable CDSC.

Remaining Immediate Withdrawal Base

The amount available or remaining for withdrawal under the benefit is referred to as the "remaining immediate withdrawal base."  This figure is used to track how much the Contract Owner has withdrawn and how much the Contract Owner has left to withdraw.

For example assume the following:

Immediate Withdrawal Base = $100,000
Contract Value = $31,000
Remaining Immediate Withdrawal Base = $56,000
Gross Withdrawal Request = $6,000

In the above example, the Contract Owner has already taken immediate withdrawals that have reduced the remaining immediate withdrawal base to $56,000.  Contract Value also includes any market value adjustments.  The impact of the gross withdrawal request is:

Immediate Withdrawal Base = $100,000
Contract Value = $25,000
Remaining Immediate Withdrawal Base = $50,000

Impact of Withdrawals in Excess of 6%. Withdrawals in excess of 6% will reduce the immediate withdrawal base (based on the formula described below), thereby reducing the amount of future immediate withdrawals available under the benefit.  This reduction could be significant.  Therefore, requesting surrenders in excess of 6% should be carefully considered.

The reduction to the immediate withdrawal base will be the greater of (i) the dollar amount of the withdrawal in excess of the 6% withdrawal or (ii) a proportionate reduction based on the ratio of the dollar amount of the excess withdrawal to the Contract Value (already adjusted for any applicable market value adjustment and the amount of the withdrawal request up to 6%) multiplied by the immediate withdrawal base.  The remaining immediate withdrawal base will also be reduced by this same amount.

For example:

Immediate Withdrawal Base = $100,000
Contract Value = $31,000
Remaining Immediate Withdrawal Base = $56,000
Gross Withdrawal Request = $11,000

The impact of the full withdrawal request will be calculated in two steps:

1)	The impact of the request up to 6% would be (6% of $100,000 = $6,000):

Permissible 6% Withdrawal = $6,000
Immediate Withdrawal Base = $100,000
Contract Value = $25,000
Remaining Immediate Withdrawal Base = $50,000

and

2)	Because the total request exceeded the allowable 6% by $5,000 ($11,000 - $6,000 = $5,000), the proportionate reduction (described above) is applied as follows:

5,000/25,000*100,000 = $20,000.

Therefore, the full impact of the request on the contract would be:

Immediate Withdrawal Base = $80,000
Contract Value = $20,000
Remaining Immediate Withdrawal Base = $30,000

The Contract Value is reduced by the dollar amount of the excess withdrawal request ($5,000).

Withdrawals in excess of 6% will not be permitted if Contract Value is zero.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross withdrawal being greater than 6%.  For example, the amount of the withdrawal request plus the applicable CDSC could exceed the 6% limit.  If applicable, Contract Owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the withdrawal (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 6% limit.  A reduction to the immediate withdrawal base will be applied as described in the "Impact of Withdrawals in Excess of 6%" provision if the gross withdrawal exceeds the 6% limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual withdrawals greater than the 6% limit permitted by this benefit (i.e., 6% of the immediate withdrawal base).  In such case, the reduction described in the "Impact of Withdrawals in Excess of 6%" provision will apply.

Minimum Required Distributions

Withdrawals taken pursuant to minimum required distribution rules under the Internal Revenue Code could also cause gross withdrawal requests to exceed 6% annually if the rules require a distribution greater than the 6% limit be distributed from the contract.  The reduction to the immediate withdrawal base will be applied as described in the "Impact of Withdrawals in Excess of 6%" provision if distributions result in gross withdrawals in excess of 6% annually.

How long will the immediate withdrawals last?  A Contract Owner can continue to take immediate withdrawals as long as there is remaining immediate withdrawal base value.  The number of years will depend on the amount and frequency of the withdrawals taken.  For example, it would take approximately 16 and 2/3 years for a $100,000 remaining immediate withdrawal base to be exhausted if immediate withdrawals did not exceed 6% annually.

Immediate withdrawals that do not exceed 6% annually reduce the remaining immediate withdrawal base by the dollar amount of each immediate withdrawal until the base reaches zero.  Once the remaining immediate withdrawal base reaches zero, the immediate withdrawal benefit is exhausted.

What happens if there is Contract Value but the Remaining Immediate Withdrawal Base is Zero?  If there is Contract Value left after the remaining immediate withdrawal base is exhausted, the Contract Owner can no longer take withdrawals under the immediate withdrawal benefit.  Withdrawals can still be taken subject to the CDSC provisions of the contract.  The charge associated with the CPP Lifetime Income option will continue to be assessed until the contract is terminated or annuitized.

What happens if the Contract Value is Zero, but there is Remaining Immediate Withdrawal Base Value?  If Contract Value reaches zero before the remaining immediate withdrawal base is zero, Nationwide will continue to pay the Contract Owner 6% of the immediate withdrawal base each Contract Year until the remaining immediate withdrawal base is zero.  Additionally, if the Contract Owner has invoked the benefit but has not requested regular or systematic withdrawals, Nationwide will automatically begin paying the Contract Owner the value of 6% of the current immediate withdrawal base until the remaining immediate withdrawal base is zero.  Once the remaining immediate withdrawal base reaches zero, the contract will automatically terminate.

Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals

The CPP Lifetime Income Option can be terminated at the end of a CPP program period.  Note: Termination of the option will cause the Contract Owner to lose any remaining immediate withdrawal base value, i.e., lose any remaining payments.

The option will automatically terminate if, at the end of the CPP program period during which the immediate withdrawal benefit is invoked, the Contract Owner does not instruct Nationwide how to reallocate the Contract Value (see, "Options at the End of the CPP Program Period").  Such automatic termination of the option will result in the Contract Owner losing any remaining immediate withdrawal base value.

If terminated, the contract's variable investment allocations will remain the same as they were prior to the termination (unless Nationwide is instructed otherwise) and any Contract Value previously allocated to the GTO will be allocated to the money market Sub-Account.  Nationwide will no longer assess the charge associated with the option, all benefits associated the option will terminate, and all conditions associated with the option will be removed.

Some contract events will trigger an automatic termination of the CPP Lifetime Income option, including:
•	A full surrender of the Contract Value;
•	A full surrender of the death benefit proceeds; or
•	An election to annuitize the contract (see, "Annuitization and the CPP Lifetime Income Option" in the "Capital Preservation Plus Lifetime Income Option" provision).

Automatic termination of the option will result in the Contract Owner losing any remaining immediate withdrawal base value.

Succession of Rights and the Immediate Withdrawal Benefit

Any remaining immediate withdrawal base value is guaranteed for as long as the CPP Lifetime Income Option is in force.  If by the terms of the contract the death of the Contract Owner results in the contract being continued, i.e. does not result in a full surrender of the death benefit proceeds, the CPP Lifetime Income Option will continue in force with the immediate withdrawal benefit invoked.  The values of the immediate withdrawal base and the remaining immediate withdrawal base remain the same as they were prior to the Contract Owner's death, i.e., the new owner will continue receiving withdrawals until the remaining immediate withdrawal base is zero.  If death of the Contract Owner occurs during the CPP program period, the new Contract Owner will be required to reallocate the Contract Value no sooner than the expiration of the corresponding GTO, in order to continue to receive the withdrawals and retain the benefit.

If the death of the Contract Owner results in the CPP Lifetime Income Option being terminated, the termination will result in the loss of any remaining immediate withdrawal base value.

Taxation of Withdrawals under the CPP Lifetime Income Option

Although the tax treatment is not clear, when the Contract Owner takes a withdrawal from the contract before the Annuitization Date, Nationwide will treat the following amount of the withdrawal as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the withdrawal; or (b) the guaranteed benefit amount immediately before the withdrawal; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the withdrawal.  A subsequent withdrawal under such circumstances could result in a loss that may be deductible.  Please consult a qualified tax advisor.

Lifetime Income Options - Generally

Unlike the Capital Preservation Plus Lifetime Income Option, the 5%, 7% and 10% Lifetime Income Options are designed exclusively for contract withdrawal benefits, with no principal protection period.  Nationwide determines a benefit base that it uses to calculate how much the Contract Owner can withdraw each year.  Additionally, if the Contract Owner delays taking withdrawals for 10 years, Nationwide will guarantee that the Current Income Benefit Base on the tenth L.Inc anniversary will be no less than the Original Income Benefit Base plus simple interest at a rate of 5%, 7%, or 10% annually for each of those 10 years.

Although the tax treatment for withdrawals under withdrawal benefits, such as the 5%, 7% or 10% Lifetime Income Option, is not clear, when the Contract Owner takes a withdrawal from the contract before the Annuitization Date, Nationwide will treat the following amount of the withdrawal as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the withdrawal; or (b) the guaranteed benefit amount immediately before the withdrawal; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the withdrawal.  A subsequent withdrawal under such circumstances could result in a loss that may be deductible.  Please consult a qualified tax advisor.

10% Lifetime Income Option

The 10% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must be between 45 and 85 years old at the time of application.  For contracts issued in the State of New York, the Contract Owner (or the Annuitant in the case of a non-natural Contract Owner) must be between 50 and 85 at the time of application.  For most contracts, the determining life is that of the primary Contract Owner.  For those contracts where the Contract Owner is a non-natural person, for purposes of this option, the determining life is that of the Annuitant, and all references in this option to "Contract Owner" shall mean Annuitant.  If in addition to the Annuitant, a Co-Annuitant or joint Annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

The 10% Lifetime Income Option may only be elected at the time of application. The 10% Lifetime Income Option may not be elected if any of the following optional benefits are elected: another Lifetime Income Option, the Capital Preservation Plus Lifetime Income Option or the C Schedule Option.  The 10% Lifetime Income Option is not available on beneficially owned contracts - those contracts that are inherited by a beneficiary and the beneficiary continues to hold the contract as a beneficiary (as opposed to treating the contract as his/her own) for tax purposes.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.20% of the Current Income Benefit Base.  For contracts issued on or after January 24, 2011, the current charge for the 10% Lifetime Income Option is 1.20% of the Current Income Benefit Base.  For contracts issued before January 24, 2011, the current charge for the 10% Lifetime Income Option is 1.00% of the Current Income Benefit Base.  The charge associated with the 10% Lifetime Income Option will not change, except, possibly, upon the Contract Owner’s election to reset the benefit base, as discussed herein. The charge will be assessed on each contract anniversary (the 10% L.Inc Anniversary) and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the Contract Owner is invested at the time the charge is taken.  Amounts redeemed as the 10% Lifetime Income Option charge will not reduce the current value of other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

Election of the 10% Lifetime Income Option requires that the Contract Owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract.   For the list of investment options available under this option please see "Income Benefit Investment Options" later in this prospectus.  Allocations to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The Contract Owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  Additionally, the Contract Owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 10% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Withdrawal

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value.  Each time the benefit base is recalculated, as described below, the resulting benefit base is the Current Income Benefit Base.  For the first 10 years after the 10% Lifetime Income Option is elected (provided no withdrawals are taken from the contract), the Current Income Base will equal the greater of:

(1)	the highest Contract Value on any 10% L.Inc Anniversary plus purchase payments submitted and credits applied after that 10% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)
Original Income Benefit Base with Roll-up: the Original Income Benefit Base, plus 10% of the Original Income Benefit Base for each 10% L.Inc Anniversary up to and including the 10th 10% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 10% L.Inc Anniversary, increased by a simple interest rate of 10% through the 10th 10% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 10% L.Inc Anniversary.

When a purchase payment is made on a date other than a 10% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 10% L.Inc Anniversary.

However, if at any time prior to the first withdrawal the Contract Value equals zero, no further income benefit base calculations will be made.  The Current Income Benefit Base will be set equal to the income benefit base calculated on the most recent 10% L.Inc Anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Withdrawals

At any time after the 10% Lifetime Income Option is elected, the Contract Owner may begin taking the lifetime income benefit by taking a withdrawal from the contract.  The first withdrawal under the contract constitutes the first lifetime income withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, lifetime income withdrawals reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first withdrawal, the Current Income Benefit Base is locked in and will not change unless the Contract Owner takes excess withdrawals, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first withdrawal from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner as indicated in the following tables.  State specific Lifetime Withdrawal Percentages, based on the approved table at the time of application, can be obtained from your registered representative or by contacting Nationwide’s service center.

For contracts issued on or after May 1, 2010:1

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%

1 The Contract Owner’s age at the time of first withdrawal is different for contracts issued in the State of New York.  See "Appendix D: State Variations" for more information.

For contracts issued on or after May 1, 2009, but before May 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts issued before May 1, 2009:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a withdrawal from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the Lifetime Withdrawal Percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of Lifetime Withdrawal Percentages at the higher age bands.  Consult a qualified tax advisor for more information.

At the time of the first withdrawal and on each 10% L.Inc anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be withdrawn from the contract before the next 10% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to withdrawal the current benefit amount will continue until the earlier of the Contract Owner’s death or annuitization.

Although withdrawals up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

Impact of Withdrawals in Excess of the Lifetime Withdrawal Percentage Limit

The Contract Owner is permitted to withdraw Contract Value in excess of that year’s benefit amount provided that the Contract Value is greater than zero.  Withdrawals in excess of the benefit amount will reduce the Current Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess withdrawals, the Current Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the withdrawal in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess withdrawal to the Contract Value (which has been reduced by the amount of the benefit amount withdrawn), multiplied by the Current Income Benefit Base.

In situations where the Contract Value exceeds the existing Current Income Benefit Base, excess withdrawals will typically result in a dollar amount reduction to the new

Current Income Benefit Base.  In situations where the Contract Value is less than the existing Current Income Benefit Base, excess withdrawals will typically result in a proportional reduction to the new Current Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a Contract Owner to withdraw Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess withdrawal is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.  In order to qualify for the RMD privilege, the Contract Owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide’s home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to Contract Owners and any withdrawal in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the Contract Owner is no longer permitted to submit additional purchase payments or take withdrawals in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

Nationwide offers an automatic reset of the income benefit base.  If, on any 10% L.Inc Anniversary, the Contract Value exceeds the existing Current Income Benefit Base, Nationwide will automatically reset the Current Income Benefit Base to equal that Contract Value.  This higher amount will be the new Current Income Benefit Base.  This automatic reset will continue until either the current price or the list of permitted investment options changes.

In the event the current price or the list of permitted investment options changes, reset opportunities still exist, but are no longer automatic.  An election to reset the Current Income Benefit Base must be made by the Contract Owner to Nationwide.  On or about each 10% L.Inc Anniversary, Nationwide will provide the Contract Owner with information necessary to make this determination.  Specifically, Nationwide will provide: the Contract Value; the Current Income Benefit Base; the current terms and conditions associated with the 10% Lifetime Income Option; and instructions on how to communicate an election to reset the benefit base.

If the Contract Owner elects to reset the Current Income Benefit Base, it will be at the then current terms and conditions of the option as described in the most current prospectus.  If Nationwide does not receive a Contract Owner’s election to reset the Current Income Benefit Base within 60 days after the 10% L.Inc Anniversary, Nationwide will assume that the Contract Owner does not wish to reset the Current Income Benefit Base.  If the Current Income Benefit Base is not reset, it will remain the same and the terms and conditions of the 10% Lifetime Income Option will not change (as applicable to that particular contract).

Contract Owners may cancel the automatic reset feature of the 10% Lifetime Income Option by notifying Nationwide as to such election.  Nationwide reserves the right to modify or terminate the automatic reset feature at any time upon written notice to Contract Owners.

Settlement Options

If, after beginning the lifetime income withdrawals, a Contract Owner’s Contract Value falls to zero and there is still a positive Current Income Benefit Base, Nationwide will provide the Contract Owner with one or more settlement options (in addition to the option of continuing to take or receive annual benefit payments).  Specifically, Nationwide will provide a notification to the Contract Owner describing the following three options, along with instructions on how to submit the election to Nationwide:

(1)	The Contract Owner can continue to take annual withdrawals of no more than the annual benefit amount until the death of the Contract Owner;

(2)	The Contract Owner can elect the Age Based Lump Sum Settlement Option, as described below; or

(3)	If the Contract Owner qualifies after a medical examination, the Contract Owner can elect the Underwritten Lump Sum Settlement Option, as described below.

The options listed above each result in a different amount ultimately received under the 10% Lifetime Income Benefit Option.  The Underwritten Lump Sum Settlement Option will generally pay a larger amount than the Age Based Lump Sum Settlement Option when a Contract Owner is healthier than the normal population.  Regardless of age or health, the Underwritten Lump Sum Settlement Option amount will never be less than the Age Based Lump Sum Settlement Option amount.  Election of the Age Based Lump Sum Settlement Option enables the Contract Owner to receive payment without a medical exam, which could potentially delay payment.  Before selecting a settlement option, consult with a qualified financial advisor to determine which option is best for you based on your individual financial situation and needs.

The Contract Owner will have 60 days from the date of Nationwide’s notification letter to make an election.  Once the Contract Owner makes an election, the election is irrevocable.  If the Contract Owner does not make an election within 60 days of the date of the notification letter, Nationwide will assume that the Contract Owner intends to continue to take withdrawals of the annual benefit amount.

Age Based Lump Sum Settlement Option

Under the Age Based Lump Sum Settlement Option, in lieu of taking withdrawals of the annual benefit amount, Nationwide will pay the Contract Owner a lump sum equal to the Contract

Owner’s most recently calculated annual benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner’s Age (as of the date the Age Based Lump Sum Option is elected)	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the 10% Spousal Continuation Benefit, if both spouses are living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the younger Contract Owner minus three years to determine the Annual Benefit Multiplier.  If only one spouse is living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the living spouse to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option

Under the Underwritten Lump Sum Settlement Option, in lieu of taking withdrawals of the annual benefit amount, for those who qualify based on a medical exam, Nationwide will pay the Contract Owner a lump sum based upon the attained age, sex, and health of the Contract Owner (and spouse if the 10% Spousal Continuation Benefit is elected).  Once Nationwide receives the Contract Owner’s election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the Contract Owner with a medical examination form, which must be completed by a certified physician chosen by the Contract Owner and returned to Nationwide’s home office within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount is issued to the Contract Owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the Contract Owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  Such information must be submitted by the Contract Owner to Nationwide on a Nationwide form that is attested to by a certified physician chosen by the Contract Owner.

Annuitization

If the Contract Owner elects to annuitize the contract, this option will terminate.  Specifically, the charge associated with the option will no longer be assessed and all benefits associated with the 10% Lifetime Income Option will terminate.

Death of Determining Life

For contracts with no Spousal Continuation Benefit, upon the death of the determining life, the benefits associated with the option terminate.  If the Contract Owner is also the Annuitant, the death benefit will be paid in accordance with the "Death Benefits" provision.  If the Contract Owner is not the Annuitant, the Contract Value will be distributed in accordance with the "Required Distributions’ section of "Appendix C: Contract Types and Tax Information."

For contracts with the Spousal Continuation Benefit, upon the death of the determining life, the surviving spouse continues to receive the benefit associated with the Lifetime Income Option for the remainder of his or her lifetime.  The Contract Value will reflect the death benefit and Spousal Continuation Benefit.

7% Lifetime Income Option

The 7% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must be between 50 and 85 years old at the time of  application.  For most contracts, the determining life is that of the primary Contract Owner.  For those contracts where the Contract Owner is a non-natural person, for purposes of this option, the determining life is that of the primary Annuitant, and all references in this option to "Contract Owner" shall mean primary Annuitant.  If in addition to the Annuitant, a Co-Annuitant or joint Annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

The 7% Lifetime Income Option is available under the contract at the time of application.  Effective November 1, 2010, the 7% Lifetime Income Option is only available for contracts issued in the State of New York.  (For contracts issued before May 1, 2007, the 7% Lifetime Income Option is available for election at any time after application.)  The 7% Lifetime Income Option may not be elected if a loan is outstanding or if any of the following optional benefits are elected: another Lifetime Income Option, the Capital Preservation Plus Lifetime Income Option, or the C Schedule Option.  The 7% Lifetime Income Option is not available on beneficially owned contracts - those contracts that are inherited by a beneficiary and the beneficiary continues to hold the contract as a beneficiary (as opposed to treating the contract as his/her own) for tax purposes.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.00% of the Current Income Benefit Base.  The current charge for the 7% Lifetime Income Option is 0.95% of the Current Income Benefit Base.  (Once a 7% Lifetime Income Option is elected, the charge percentage will not change, except, possibly, upon the Contract Owner’s election to reset the benefit base, as discussed herein.)  The charge will be assessed on each anniversary of the date the 7% Lifetime Income Option was added to the contract (the "7% L.Inc anniversary") and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the Contract Owner is invested at the time the charge is taken.  Amounts redeemed as the 7% Lifetime Income Option charge will not negatively impact calculations associated with other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

Election of the 7% Lifetime Income Option requires that the Contract Owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract.  For the list of investment options available under this option please see "Income Benefit Investment Options" later in this prospectus.  Allocation requests that fall outside of the Custom Portfolio Asset Rebalancing Service or to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The Contract Owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  Once this option is elected, contract loans are unavailable.  Additionally, the Contract Owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 7% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Surrender

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value.  Each time the benefit base is recalculated, as described below, the resulting benefit base is the Current Income Benefit Base.  Provided no withdrawals are taken from the contract, the Current Income Benefit Base will equal the greater of:

(1)	the highest Contract Value on any 7% L.Inc Anniversary plus purchase payments submitted and credits applied after that 7% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)
Original Income Benefit Base with Roll-up: the Original Income Benefit Base, plus 7% of the Original Income Benefit Base for each  7% L.Inc Anniversary up to and including the 10th 7% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 7% L.Inc Anniversary, increased by a simple interest rate of 7% through the 10th 7% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 7% L.Inc Anniversary.

When a purchase payment is made on a date other than a 7% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 7% L.Inc Anniversary.

However, if at any time prior to the first withdrawal the Contract Value equals zero, no further income benefit base calculations will be made.  The Current Income Benefit Base will be set equal to the income benefit base calculated on the most recent 7% L.Inc Anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Withdrawals

At any time after the 7% Lifetime Income Option is elected, the Contract Owner may begin taking the lifetime income benefit by taking a withdrawal from the contract.  The first withdrawal under the contract constitutes the first lifetime income withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, lifetime income withdrawals reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first withdrawal, the Current Income Benefit Base is locked in and will not change unless the Contract Owner takes excess withdrawals, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first withdrawal from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner as indicated in the following tables:

For contracts issued on or after November 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
50 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%

For contracts issued on or after May 1, 2009 and prior to November 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts issued prior to May 1, 2009:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a withdrawal from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the Lifetime Withdrawal Percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of Lifetime Withdrawal Percentages at the higher age bands.  Consult a qualified tax advisor for more information.

At the time of the first withdrawal and on each 7% L.Inc anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be withdrawn from the contract before the next 7% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to withdrawal the current benefit amount will continue until the earlier of the Contract Owner’s death or annuitization.

Although withdrawals up to the benefit amount do not reduce the Current Lifetime Benefit Base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross withdrawal being greater than the 7% Lifetime Withdrawal Percentage limit.  For example, the amount of the withdrawal request plus the applicable CDSC could exceed the 7% Lifetime Withdrawal Percentage limit.  If applicable, Contract Owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the withdrawal (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 7% Lifetime Income Percentage limit.  A reduction to the Current Income Benefit Base will be applied as described in the "Impact of Withdrawals in Excess of the 7% Lifetime Withdrawal Percentage Limit" provision if the gross withdrawal exceeds the 7% Lifetime Withdrawal Percentage limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual withdrawals greater than the 7% Lifetime Withdrawal Percentage limit permitted by this benefit.  In such case, the reduction described in the "Impact of Withdrawals in Excess of the 7% Lifetime Withdrawal Percentage Limit" provision will apply.

Impact of Withdrawals in Excess of the 7% Lifetime Withdrawal Percentage Limit

The Contract Owner is permitted to withdraw Contract Value in excess of that year’s benefit amount provided that the Contract Value is greater than zero.  Withdrawals in excess of the benefit amount will reduce the Current Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess wtihdrawals, the Current Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the withdrawal in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess wtihdrawal to the Contract Value (which has been reduced by the amount of the benefit amount withdrawn), multiplied by the Current Income Benefit Base.

In situations where the Contract Value exceeds the existing Current Income Benefit Base, excess withdrawals will typically result in a dollar amount reduction to the new Current Income Benefit Base.  In situations where the Contract Value is less than the existing Current Income Benefit Base, excess withdrawals will typically result in a proportional reduction to the new Current Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a Contract Owner to withdraw Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess withdrawal is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.  In order to qualify for the RMD privilege, the Contract Owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide’s home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to Contract Owners and any withdraw in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the Contract Owner is no longer permitted to submit additional purchase payments or take withdrawals in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

Nationwide offers an automatic reset of the income benefit base.  If, on any 7% L.Inc Anniversary, the Contract Value exceeds the existing Current Income Benefit Base, Nationwide will automatically reset the Current Income Benefit Base to equal that Contract Value.  This higher amount will be the new Current Income Benefit Base.  This automatic reset will continue until either the current price or the list of permitted investment options changes.

In the event the current price or the list of permitted investment options changes, reset opportunities still exist, but are no longer automatic.  An election to reset the Current Income Benefit Base must be made by the Contract Owner to Nationwide.  On or about each 7% L.Inc Anniversary, Nationwide will provide the Contract Owner with information necessary to make this determination.  Specifically, Nationwide will provide: the Contract Value; the Current Income Benefit Base; the current terms and conditions associated with the 7% Lifetime Income Option; and instructions on how to communicate an election to reset the benefit base.

If the Contract Owner elects to reset the Current Income Benefit Base, it will be at the then current terms and conditions of the option as described in the most current prospectus.  If Nationwide does not receive a Contract Owner’s election to reset the Current Income Benefit Base within 60 days after the 7% L.Inc Anniversary, Nationwide will assume that the Contract Owner does not wish to reset the Current Income Benefit Base.  If the Current Income Benefit Base is not reset, it will remain the same and the terms and conditions of the 7% Lifetime Income Option will not change (as applicable to that particular contract).

Contract Owners may cancel the automatic reset feature of the 7% Lifetime Income Option by notifying Nationwide as to such election.  Nationwide reserves the right to modify or terminate the automatic reset feature at any time upon written notice to Contract Owners.

Settlement Options

If, after beginning the lifetime income withdrawals, a Contract Owner’s Contract Value falls to zero and there is still a positive Current Income Benefit Base, Nationwide will provide the Contract Owner with one or more settlement options (in addition to the option of continuing to take or receive annual benefit payments).  Specifically, Nationwide will provide a notification to the Contract Owner describing the following three options, along with instructions on how to submit the election to Nationwide:

(1)	The Contract Owner can continue to take annual withdrawals of no more than the annual benefit amount until the death of the Contract Owner;

(2)	The Contract Owner can elect the Age Based Lump Sum Settlement Option, as described below; or

(3)	If the Contract Owner qualifies after a medical examination, the Contract Owner can elect the Underwritten Lump Sum Settlement Option, as described below.

The options listed above each result in a different amount ultimately received under the 7% Lifetime Income Benefit Option.  The Underwritten Lump Sum Settlement Option will generally pay a larger amount than the Age Based Lump Sum Settlement Option when a Contract Owner is healthier than the normal population.  Regardless of age or health, the Underwritten Lump Sum Settlement Option amount will never be less than the Age Based Lump Sum Settlement Option amount.  Election of the Age Based Lump Sum Settlement Option enables the Contract Owner to receive payment without a medical exam, which could potentially delay payment.  Before selecting a settlement option, consult with a qualified financial advisor to determine which option is best for you based on your individual financial situation and needs.

The Contract Owner will have 60 days from the date of Nationwide’s notification letter to make an election.  Once the Contract Owner makes an election, the election is irrevocable.  If the Contract Owner does not make an election within 60 days of the date of the notification letter, Nationwide will assume that the Contract Owner intends to continue to take withdrawals of the annual benefit amount.

Age Based Lump Sum Settlement Option

Under the Age Based Lump Sum Settlement Option, in lieu of taking withdrawals of the annual benefit amount, Nationwide will pay the Contract Owner a lump sum equal to the Contract Owner’s most recently calculated annual benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner’s Age (as of the date the Age Based Lump Sum Option is elected)	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the 7% Spousal Continuation Benefit, if both spouses are living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the younger Contract Owner minus three years to determine the Annual Benefit Multiplier.  If only one spouse is living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the living spouse to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option

Under the Underwritten Lump Sum Settlement Option, in lieu of taking withdrawals of the annual benefit amount, for those who qualify based on a medical exam, Nationwide will pay the Contract Owner a lump sum based upon the attained age, sex, and health of the Contract Owner (and spouse if the 7% Spousal Continuation Benefit is elected).  Once Nationwide receives the Contract Owner’s election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the Contract Owner with a medical examination form, which must be completed by a certified physician chosen by the Contract Owner and returned to Nationwide’s home office within 30 days.  Upon completion of underwriting by

Nationwide, the lump sum settlement amount is issued to the Contract Owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the Contract Owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  Such information must be submitted by the Contract Owner to Nationwide on a Nationwide form that is attested to by a certified physician chosen by the Contract Owner.

5% Lifetime Income Option

Effective November 1, 2010, the 5% Lifetime Income Option is no longer available for election.  The 5% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must have been between 45 and 85 years old at the time the 5% Lifetime Income Option was elected.  For most contracts, the determining life is that of the Contract Owner.  For those contracts where the Contract Owner is a non-natural person, for purposes of this option, the determining life is that of the Annuitant, and all references in this option to "Contract Owner" shall mean Annuitant.  If in addition to the Annuitant, a Co-Annuitant or joint Annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.00% of the Current Income Benefit Base.  The current charge for the 5% Lifetime Income Option is 0.85% of the Current Income Benefit Base.  (Once the 5% Lifetime Income Option is elected, the charge percentage will not change, except, possibly, upon the Contract Owner’s election to reset the benefit base, as discussed herein.)  The charge will be assessed on each anniversary of the date the 5% Lifetime Income Option was added to the contract (the "5% L.Inc anniversary") and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the Contract Owner is invested at the time the charge is taken.  Amounts redeemed as the 5% Lifetime Income Option charge will not negatively impact calculations associated with other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

Election of the 5% Lifetime Income Option requires that the Contract Owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract.  For the list of investment options available under this option please see "Income Benefit Investment Options" later in this prospectus.  Allocations to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The Contract Owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  Once this option is elected, contract loans are unavailable.  Additionally, the Contract Owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 5% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Surrender

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value.  Each time the benefit base is recalculated, as described below, the resulting benefit base is the Current Income Benefit Base.  Provided no withdrawals are taken from the contract, the Current Income Benefit Base will equal the greater of:

(1)	the highest Contract Value on any 5% L.Inc Anniversary plus purchase payments submitted and credits applied after that 5% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)
Original Income Benefit Base with Roll-up: the Original Income Benefit Base, plus 5% of the Original Income Benefit Base for each 5% L.Inc Anniversary up to and including the 10th 5% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 5% L.Inc Anniversary, increased by a simple interest rate of 5% through the 10th 5% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 5% L.Inc Anniversary.

When a purchase payment is made on a date other than a 5% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 5% L.Inc Anniversary.

However, if at any time prior to the first withdrawal the Contract Value equals zero, no further income benefit base calculations will be made.  The Current Income Benefit Base will be set equal to the income benefit base calculated on the most recent 5% L.Inc Anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Withdrawals

At any time after the 5% Lifetime Income Option is elected, the Contract Owner may begin taking the lifetime income benefit by taking a withdrawal from the contract.  The first withdrawal under the contract constitutes the first lifetime income withdrawal, even if such withdrawal is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the withdrawal request.  As with any withdrawal, lifetime income withdrawals reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first withdrawal, the Current Income Benefit Base is locked in and will not change unless the Contract Owner takes excess withdrawals, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first withdrawal from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner as indicated in the following tables:

For contracts issued on or after May 1, 2009 and prior to November 1, 2010:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts issued before May 1, 2009:

Contract Owner’s Age (at time of first withdrawal)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a withdrawal from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the lifetime withdrawal percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of lifetime withdrawal percentages at the higher age bands.  Consult a qualified tax advisor for more information.

At the time of the first withdrawal and on each 5% L.Inc anniversary thereafter, the Lifetime Withdrawal Percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be withdrawn from the contract before the next 5% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to withdraw the current benefit amount will continue until the earlier of the Contract Owner’s death or annuitization.

Although withdrawals up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross withdrawal being greater than the 5% Lifetime Withdrawal Percentage limit.  For example, the amount of the withdrawal request plus the applicable CDSC could exceed the 5% Lifetime Withdrawal Percentage limit.  If applicable, Contract Owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the withdrawal (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 5% Lifetime Withdrawal Percentage limit.  A reduction to the Current Income Benefit Base will be applied as described in the "Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit" provision if the gross withdrawal exceeds the 5% Lifetime Withdrawal Percentage limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual withdrawals greater than the 5% Lifetime Withdrawal Percentage limit permitted by this benefit.  In such case, the reduction described in the "Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit" provision will apply.

Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit

The Contract Owner is permitted to withdraw Contract Value in excess of that year’s benefit amount provided that the Contract Value is greater than zero.  Withdrawals in excess of the benefit amount will reduce the Current Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess withdrawals, the Current Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the withdrawal in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess withdrawal to the Contract Value (which has been reduced by the amount of the benefit amount withdrawn), multiplied by the Current Income Benefit Base.

In situations where the Contract Value exceeds the existing Current Income Benefit Base, excess withdrawals will typically result in a dollar amount reduction to the new Current Income Benefit Base.  In situations where the

Contract Value is less than the existing Current Income Benefit Base, excess withdrawals will typically result in a proportional reduction to the new Current Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a Contract Owner to withdraw Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess withdrawal is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.  In order to qualify for the RMD privilege, the Contract Owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide’s home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to Contract Owners and any withdrawal in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the Contract Owner is no longer permitted to submit additional purchase payments or take withdrawals in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

Nationwide permits Contract Owners to elect to automatically reset the Current Income Benefit Base on each 5% L.Inc anniversary after the first withdrawal from the contract.  For those who do not elect to automatically reset their Current Income Benefit Base, if the Contract Value exceeds the Current Income Benefit Base, the Contract Owner will have the opportunity to instruct Nationwide to reset the Current Income Benefit Base to equal the current Contract Value.  Nationwide will provide the Contract Owner with the Contract Value and Current Income Benefit Base information and will provide instructions on how to communicate an election to reset the Current Income Benefit Base.  If the Contract Owner elects to reset the Current Income Benefit Base, it will be at the then current terms and conditions of the option.  If Nationwide does not receive a Contract Owner’s election to reset the Current Income Benefit Base within 60 days after the 5% L.Inc anniversary, Nationwide will assume that the Contract Owner does not wish to reset the Current Income Benefit Base.

A Contract Owner’s election to automatically reset the Current Income Benefit Base or the automatic reset provisions included in contracts issued on or after May 1, 2007 will cease anytime the terms and conditions of the 5% Lifetime Income Option changes.  Nationwide will notify the Contract Owner anytime the terms and conditions of the 5% Lifetime Income Option changes and will provide the Contract Owner with an opportunity to confirm whether to reset the Current Income Benefit Base under the updated 5% Lifetime Income Option charge.  If the Contract Owner does not elect to reset the Current Income Benefit Base within 60 days after the 5% L.Inc anniversary date, the Current Income Benefit Base and 5% Lifetime Income Option charges will not change.  Contract Owners may cancel the election to automatically reset the Current Income Benefit Base at any time.  Nationwide reserves the right to modify or cancel the Contract Owners’ ability to automatically reset the Current Income Benefit Base.

Lump Sum Settlement Options for the Lifetime Income Option

If Contract Value is zero and the Current Income Benefit Base is greater than zero Nationwide will notify the Contract Owner of the following three options:

1)	The Contract Owner can continue to take withdrawals equal to the Lifetime Withdrawal Percentage until the death of the Contract Owner;

2)	The Contract Owner may elect the Age Based lump sum settlement option described below; or

3)	The Contract Owner may elect the Underwritten lump sum settlement option as described below.

The settlement option you select will affect the amount you ultimately receive under the 5% Lifetime Income Benefit Option.  Before you select a settlement option you should consult with your registered representative to determine which option is best for you based on your individual financial situation and needs.

The Contract Owner will have 60 days from the date of Nationwide’s notification letter to make an election.  Once the Contract Owner makes an election, the election is irrevocable.  If the Contract Owner does not make an election within the 60 days, Nationwide will assume that the Contract Owner desires to continue to take withdrawals under the Lifetime Income Option.

Age Based Lump Sum Settlement Option for the Lifetime Income Option

Instead of continuing to take withdrawals under Lifetime Income Option after the Contract Value falls to zero and the Current Income Benefit Base is greater than zero, Nationwide permits a Contract Owner to take an Age Based lump sum settlement equal to the Contract Owner’s current benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner’s Age	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the Spousal Continuation Benefit and both spouses are alive on the date this option is elected Nationwide will use the age of the younger Contract Owner minus three years to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option for the Lifetime Income Option

Under the Underwritten Lump Sum Settlement Option, in lieu of taking withdrawals of the annual benefit amount, for those who qualify based on a medical exam, Nationwide will pay the Contract Owner a lump sum based upon the attained age, sex, and health of the Contract Owner (and spouse if the 5% Spousal Continuation Benefit is elected).  Once Nationwide receives the Contract Owner’s election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the Contract Owner with a medical examination form, which must be completed by a certified physician chosen by the Contract Owner and returned to Nationwide’s home office within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount is issued to the Contract Owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the Contract Owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  Such information must be submitted by the Contract Owner to Nationwide on a Nationwide form that is attested to by a certified physician chosen by the Contract Owner.

Annuitization

If the Contract Owner elects to annuitize the contract, this option will terminate.  Specifically, the charge associated with the option will no longer be assessed and all benefits associated with the 5% Lifetime Income Option will terminate.

Death of Determining Life

For contracts with no Spousal Continuation Benefit, upon the death of the determining life, the benefits associated with the option terminate.  If the Contract Owner is also the Annuitant, the death benefit will be paid in accordance with the "Death Benefits" provision.  If the Contract Owner is not the Annuitant, the Contract Value will be distributed in accordance with the "Required Distributions" section of "Appendix C: Contract Types and Tax Information."

For contracts with the Spousal Continuation Benefit, upon the death of the determining life, the surviving spouse continues to receive the benefit associated with the Lifetime Income Option for the remainder of his or her lifetime.  The Contract Value will reflect the death benefit and Spousal Protection Feature.

Spousal Continuation Benefit

At the time the 10% Lifetime Income Option, 7% Lifetime Income Option, or the 5% Lifetime Income Option is elected, the Contract Owner may elect the corresponding Spousal Continuation Benefit (not available for contracts issued as Charitable Remainder Trusts).  The charge for the 10% Spousal Continuation Benefit will not exceed 0.30% of the Current Income Benefit Base.  The current charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base.  The 10% Spousal Continuation Benefit is not available for contracts issued in the State of New York.  The charge for the 7% Spousal Continuation Benefit will not exceed 0.30% of the Current Income Benefit Base.  The current charge for the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.  Effective November 1, 2010, the 7% Spousal Continuation Benefit is only available in the State of New York.  The current charge for the 5% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.  Effective November 1, 2010, the 5% Spousal Continuation Benefit is no longer available.

The Spousal Continuation Benefit allows a surviving spouse to continue to receive, for the duration of his/her lifetime, the benefit associated with the Lifetime Income Option, provided that the following conditions are satisfied:

(1)
For contracts electing the 10% or 5% Spousal Continuation Benefit, both spouses must be between 45 and 85 years old at the time of application.  For contracts that elect the 7% Spousal Continuation Benefit, both spouses must be between 50 and 85 years old at the time of application.

(2)
For contracts that elect the 10% or 5% Spousal Continuation Benefit, both spouses must be at least age 45 before either spouse is eligible to begin withdrawals.  For contracts that elect the 7% Spousal Continuation Benefit, both spouses must be age 50 before either spouse is eligible to begin withdrawals.  Note: the Internal Revenue Code imposes a penalty tax if a distribution is made before the Contract Owner reaches age 59½ unless certain exceptions are met.  See "Federal Tax Considerations’" in "Appendix C: Contract Types and Tax Information" for additional information.

(3)	Once the Spousal Continuation Benefit is elected, it may not be removed from the contract, except as provided below.

(4)	The Lifetime Withdrawal Percentage will be based on the age of the younger spouse as of the date of the first withdrawal from the contract.

(5)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner.  For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner.

(6)	Both spouses must be named as primary beneficiaries. For contracts with non-natural owners, both spouses must be named as Co-Annuitants.

(7)	No person other than the spouse may be named as Contract Owner, Annuitant or primary beneficiary.

(8)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the Contract Owner).

Note: The Spousal Continuation Benefit is distinct from the Spousal Protection Feature associated with the death benefits.  The Spousal Continuation Benefit allows a surviving spouse to continue receiving the lifetime income payments associated with the Lifetime Income Options.  In contrast, the Spousal Protection Feature is a death benefit bump-up feature associated with the death benefits.

Marriage Termination

If, prior to taking any withdrawals from the contract, the marriage terminates due to divorce, dissolution, or annulment, the Contract Owner may remove the Spousal Continuation Benefit from the contract.  Nationwide will remove the benefit and the associated charge upon the Contract Owner’s written request and evidence of the marriage termination satisfactory to Nationwide.  Once the Spousal Continuation Benefit is removed from the contract, the benefit may not be re-elected or added to cover a subsequent spouse.

If, after taking any withdrawals from the contract, the marriage terminates due to divorce, dissolution, or annulment, the Contract Owner may not remove the Spousal Continuation Benefit from the contract.

Risks Associated with Electing the Spousal Continuation Option

There are situations where a Contract Owner who elects the Spousal Continuation Benefit will not receive the benefits associated with the option.  This will occur if:

(4)	your spouse (Co-Annuitant) dies before you;

(5)	the contract is annuitized; or

(6)	withdrawals are taken after the withdrawal start date and the marriage terminates due to divorce, dissolution, or annulment.

Additionally, in the situations described in (1) and (3) above, not only will the Contract Owner not receive the benefits associated with the Spousal Continuation Benefit, but he/she must continue to pay for the option until annuitization.

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class B	X	X
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B		X
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II	X	X
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II	X	X
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II	X	X
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Dreyfus Stock Index Fund, Inc.: Service Shares	X	X
Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares	X	X
Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Service Shares
Federated Insurance Series - Federated Capital Appreciation Fund II: Service Shares	X	X
Federated Insurance Series - Federated Quality Bond Fund II: Service Shares	X	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2	X	X	X	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2	X	X	X	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2	X	X	X
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2	X	X
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 2	X	X
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Huntington VA Funds - Huntington VA International Equity Fund
HuntingtonVA Funds - Huntington VA Situs Fund
Invesco - Invesco V.I. Capital Appreciation Fund: Series II	X	X
Invesco - Invesco V.I. Capital Development Fund: Series II	X	X
Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy	X	X
Janus Aspen Series - Balanced Portfolio: Service Shares	X	X
Janus Aspen Series - Forty Portfolio: Service Shares	X	X
Janus Aspen Series - Global Technology Portfolio: Service II Shares
Janus Aspen Series - Overseas Portfolio: Service II Shares
Janus Aspen Series - Overseas Portfolio: Service Shares
MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Service Class	X	X
MFS® Variable Insurance Trust - MFS Value Series: Service Class	X	X
MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class
Nationwide Variable Insurance Trust – American Century NVIT Growth Fund: Class II
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class II
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II	X	X
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II		X
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT CardinalSM Aggressive Fund: Class II	X	X	X2
Nationwide Variable Insurance Trust - NVIT CardinalSM Balanced Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT CardinalSM Capital Appreciation Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT CardinalSM Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT CardinalSM Moderate Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT CardinalSM Moderately Aggressive Fund: Class II	X	X	X	X3

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Nationwide Variable Insurance Trust - NVIT CardinalSM Moderately Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class II
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II	X	X	X	X3
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class II
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class II
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class II
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Worldwide Leaders Fund: Class VI
Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class II
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class II	X	X
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class	X	X
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class	X	X
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Service Shares
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Service Shares
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares	X	X
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- Mid-Cap Fund®/VA: Service Shares
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class
PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class
PIMCO Variable Insurance Trust – Total Return Portfolio: Advisor Class
Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB	X	X
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
Putnam Variable Trust - Putnam VT Voyager Fund: Class IB	X	X
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II	X	X
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class II
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Class R1
Wells Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Custom Portfolio Asset Rebalancing Service
Conservative	X	X	X	X
Moderately Conservative	X	X	X	X
Balanced	X	X	X	X
Moderate	X	X	X	X
Capital Appreciation	X	X	X	X
Moderately Aggressive4	X	X	X	X3
Aggressive	X	X	X
Static Asset Allocation Models
American Funds Option (33% American Funds NVIT Asset Allocation Fund, 33% American Funds NVIT Bond Fund and 34% American Funds NVIT Growth-Income Fund)	X	X	X	X
Balanced Option (50% Nationwide NVIT Investor Dest. Moderate Fund and 50% Nationwide NVIT Investor Dest. Moderately Conservative Fund)	X	X	X	X
Capital Appreciation Option (50% Nationwide NVIT Investor Dest. Moderate Fund and 50% Nationwide NVIT Investor Dest. Moderately Aggressive Fund)	X	X	X2	X

1 This table provides a comprehensive list of all variable investment options that are available in connection with the respective optional benefit, as indicated with an "X."  Some of the indicated variable investment options may not be available to a particular Contract Owner due to the date the contract was issued, see "Appendix A: Underlying Mutual Funds."

2 The Enhanced CPPLI option is not available with this investment option.

3 This investment option is not available for contracts issued on or after March 2, 2009 that have elected a Lifetime Income Option.   Contract Owners with assets allocated to this investment option as of March 2, 2009 may remain so allocated and may apply additional purchase payments to this investment option.  Transfers into this investment option from another investment option are not permitted.  If the Contract Owner, at any time, transfers all the contract's assets out of this investment option, the investment option is no longer available to that Contract Owner.  Any Asset Rebalancing program in effect on March 2, 2009, that includes this investment option will continue to rebalance; however, the Contract Owner is not permitted to increase the percentage of Contract Value that is rebalanced into this investment option.  Any Dollar Cost Averaging for Living Benefits program in effect on March 2, 2009 will continue uninterrupted; however, the Contract Owner is not permitted to increase the percentage of Contract Value that is transferred into this investment option.

4 This investment option is not available for contracts issued on or after May 1, 2009 that have elected a Lifetime Income Option.   Contract Owners with assets allocated to this investment option as of May 1, 2009 may remain so allocated and may apply additional purchase payments to this investment option.  Transfers into this investment option from another investment option are not permitted.  If the Contract Owner, at any time, transfers all the contract's assets out of this investment option, the investment option is no longer available to that Contract Owner.  Any Asset Rebalancing program in effect on May 1, 2009, that includes this investment option will continue to rebalance; however, the Contract Owner is not permitted to increase the percentage of Contract Value that is rebalanced into this investment option.  Any Dollar Cost Averaging for Living Benefits program in effect on May 1, 2009 will continue uninterrupted; however, the Contract Owner is not permitted to increase the percentage of Contract Value that is transferred into this investment option.

Static Asset Allocation Models

A Static Asset Allocation Model is an allocation strategy comprised of two or more underlying mutual funds that together provide a unique allocation mix not available as a single underlying mutual fund.  Contract Owners that elect a Static Asset Allocation Model directly own Sub-Account units of the underlying mutual funds that comprise the particular model.  In other words, a Static Asset Allocation Model is not a portfolio of underlying mutual funds with one Accumulation Unit value, but rather, direct investment in a certain allocation of Sub-Accounts.  There is no additional charge associated with investing in a Static Asset Allocation Model.

Each of the Static Asset Allocation Models is just that: static.  The allocation or "split" between one or more Sub-Accounts is not monitored and adjusted to reflect changing market conditions.  However, a Contract Owner’s investment in a Static Asset Allocation Model is rebalanced quarterly to ensure that the assets are allocated to the percentages in the same proportion that they were allocated at the time of election.

Only one Static Asset Allocation Model may be elected at any given time.  Additionally, the entire Contract Value must be allocated to the elected model.

With respect to transferring into and out of a Static Asset Allocation Model, the models are treated like an underlying mutual fund and are subject to the "Transfers Prior to Annuitization" provision.  You may request to transfer from one model to another, or transfer from a model to a permitted underlying mutual fund.  Each transfer into or out of a Static Asset Allocation Model is considered one transfer event.

For additional information about the underlying mutual funds that comprise each Static Asset Allocation Model, see "Appendix A: Underlying Mutual Funds."

Removal of Variable Account Charges

For certain optional benefits, a charge is assessed only for a specified period of time.  To remove a Variable Account charge at the end of the specified charge period, Nationwide systematically re-rates the contract.  This re-rating results in lower contract charges, but no change in Contract Value or any other contractual benefit.

Re-rating involves two steps: the adjustment of contract expenses and the adjustment of the number of units in the contract.

The first step, the adjustment of contract expenses, involves removing the charge from the unit value calculation.  For example, on a contract where the only optional benefit elected was the 3% Extra Value Option, the Variable Account value will be calculated using unit values with Variable Account charges of 1.60% for the first 7 Contract Years.  At the end of that period, the contract will be re-rated, and the 0.45% charge associated with the 3% Extra Value Option will be removed.  From that point on, the Variable Account value will be calculated using the unit values with Variable Account charges at 1.15%.  Thus, the 3% Extra Value Option charge is no longer included in the daily Sub-Account valuation for the contract.

The second step of the re-rating process, the adjustment of the number of units in the contract, is necessary in order to keep the re-rating process from altering the Contract Value.  Generally, for any given Sub-Account, the higher the Variable Account charges, the lower the unit value, and vice versa.  For example, Sub-Account X with charges of 1.60% will have a lower unit value than Sub-Account X with charges of 1.15% (higher expenses result in lower unit values).  When, upon re-rating, the unit values used in calculating Variable Account value are dropped from the higher expense level to the lower expense level, the higher unit values will cause an incidental increase in the Contract Value.  In order to avoid this incidental increase, Nationwide adjusts the number of units in the contract down so that the Contract Value after the re-rating is the same as the Contract Value before the re-rating.

Ownership and Interests in the Contract

Contract Owner

Prior to the Annuitization Date, the Contract Owner has all rights under the contract, unless a joint owner is named.  If a joint owner is named, each joint owner has all rights under the contract.  Purchasers who name someone other than themselves as the Contract Owner will have no rights under the contract.

On the Annuitization Date, the Annuitant becomes the Contract Owner, unless the Contract Owner is a Charitable Remainder Trust.  If the Contract Owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the Contract Owner after annuitization.

Contract Owners of Non-Qualified Contracts may name a new Contract Owner at any time before the Annuitization Date.  Any change of Contract Owner automatically revokes any prior Contract Owner designation.  Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

Joint Owner

Joint owners each own an undivided interest in the contract.

Non-Qualified Contract Owners can name a joint owner at any time before annuitization.  However, joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners.

Generally, the exercise of any ownership rights under the contract must be in writing and signed by both joint owners.  However, if a written election, signed by both Contract Owners, authorizing Nationwide to allow the exercise of ownership rights independently by either joint owner is submitted, Nationwide will permit joint owners to act independently.  If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

If either joint owner dies before the Annuitization Date, the contract continues with the surviving joint owner as the remaining Contract Owner.

Contingent Owner

The contingent owner succeeds to the rights of a Contract Owner if a Contract Owner who is not the Annuitant dies before the Annuitization Date, and there is no surviving joint owner.

If a Contract Owner who is the Annuitant dies before the Annuitization Date, the contingent owner will not have any rights under the contract, unless such contingent owner is also the beneficiary.

The Contract Owner may name a contingent owner at any time before the Annuitization Date.

Annuitant

The Annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an Annuitant of greater age.

Only Non-Qualified Contract Owners may name someone other than himself/herself as the Annuitant.

The Contract Owner may not name a new Annuitant without Nationwide’s consent.

Contingent Annuitant

If the Annuitant dies before the Annuitization Date, the contingent Annuitant becomes the Annuitant.  The contingent Annuitant must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a contingent Annuitant of greater age.

If a contingent Annuitant is named, all provisions of the contract that are based on the Annuitant’s death prior to the Annuitization Date will be based on the death of the last survivor of the Annuitant and contingent Annuitant.

Co-Annuitant

A Co-Annuitant, if named, must be the Annuitant’s spouse.  The Co-Annuitant may be named at any time prior to annuitization and will receive the benefit of the Spousal Protection Feature (subject to the conditions set forth in the "Spousal Protection Feature" provision).

If either Co-Annuitant dies before the Annuitization Date, the surviving Co-Annuitant may continue the contract and will receive the benefit of the Spousal Protection Feature.

Joint Annuitant

The joint Annuitant is designated as a second person (in addition to the Annuitant) upon whose continuation of life any annuity payment involving life contingencies depend.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a joint Annuitant of greater age.

The Contract Owner may name a joint Annuitant at any time before the Annuitization Date.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the Annuitant dies before the Annuitization Date and there is no joint owner.  The Contract Owner can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

A contingent beneficiary will succeed to the rights of the beneficiary if no beneficiary is alive when the Annuitant dies. The Contract Owner can name more than one contingent beneficiary.  Multiple contingent beneficiaries will share the death benefit equally, unless otherwise specified.

Changes to the Parties to the Contract

Prior to the Annuitization Date (and subject to any existing assignments), the Contract Owner may request to change the following:

•	Contract Owner (Non-Qualified Contracts only);

•	joint owner (must be the Contract Owner’s spouse);

•	contingent owner;

•	Annuitant (subject to Nationwide’s underwriting and approval);

•	contingent Annuitant (subject to Nationwide’s underwriting and approval);

•	Co-Annuitant (must be the Annuitant’s spouse);

•	joint Annuitant (subject to Nationwide’s underwriting and approval);

•	beneficiary; or

•	contingent beneficiary.

The Contract Owner must submit the request to Nationwide in writing and Nationwide must receive the request at its home office before the Annuitization Date.  No change will be effective unless and until it is received and recorded at Nationwide's home office. Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed.  The change will not affect any action taken by Nationwide before the change was recorded.

In addition to the above requirements, any request to change the Contract Owner must be signed by the existing Contract Owner and the person designated as the new Contract Owner.  Nationwide may require a signature guarantee.

If the Contract Owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the Contract Owner died at the time of the change, regardless of whether the Contract Owner named a contingent Annuitant.

Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the contract (see "Purpose of the Contract" earlier in this prospectus).

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment*	Minimum Subsequent Payments**
Charitable Remainder Trust	$5,000	$500
IRA	$3,000	$500
Investment-Only	$3,000	$500
Non-Qualified	$5,000	$500
Roth IRA	$3,000	$500
SEP IRA	$3,000	$500
Simple IRA	$3,000	$500
Tax Sheltered Annuity***	$3,000	$500

*A Contract Owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.

**For subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $50.

Some states have different minimum initial and subsequent purchase payment amounts, and subsequent purchase payments may not be permitted in all states (see "Appendix D: State Variations").

*** Only available for individual 403(b) Tax Sheltered Annuity contracts subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

If the Contract Owner elected an Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one Annuitant cannot exceed $1,000,000 without Nationwide’s prior consent.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Nationwide prohibits subsequent purchase payments made after death of the Contract Owner(s), the Annuitant or Co-Annuitant. If upon notification of death of the Contract Owner(s), the Annuitant or Co-Annuitant, it is determined that death occurred prior to a subsequent purchase payment being made, Nationwide reserves the right to return the purchase payment subject to investment performance.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Purchase Payment Credits

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.  PPCs are available to all contracts except for those where the C Schedule Option has been elected.

Each time a Contract Owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.  The formula used to determine the amount of the PPC is as follows:

(Cumulative Purchase Payments x PPC%)
–	PPCs Paid to Date
=	PPCs Payable

Cumulative Purchase Payments = the total of all purchase payments applied to the contract(s) eligible to receive a PPC, including the current deposit, minus any surrenders.

PPC% = either 0.0%, 0.5%, or 1.0%, depending on the level of Cumulative Purchase Payments as follows:

If Cumulative Purchase Payments are . . .	Then the PPC% is . . .
$0 - $499,999	0.0% (no PPC is payable)
$500,000 - $999,999	0.5%
$1,000,000 or more	1.0%

PPCs Paid to Date = the total PPCs that Nationwide has already applied to this contract.

PPCs Payable = the PPCs that Nationwide will apply to the contract as a result of the current deposit.

For example, on March 1, Ms. Z makes an initial deposit of $200,000 to her contract.  Her contract is the only one eligible to receive PPCs.  For this deposit, she does not receive a PPC since her Cumulative Purchase Payments are less than $500,000.

On April 1, Ms. Z applies additional purchase payments of $350,000.  Cumulative Purchase Payments now equal $550,000.  Nationwide will apply PPCs to Ms. Z’s contract equal to $2,750, which is (0.5% x $550,000) - $0.

On May 1, Ms. Z takes a surrender of $150,000.  Cumulative Purchase Payments now equal $400,000.

On June 1, Ms. Z applies additional purchase payments of $500,000.  Cumulative Purchase Payments now equal $900,000.  Nationwide will apply PPCs to Ms. Z’s contract equal to $1,750, which is ($900,000 x 0.5%) - $2,750.  At this point in time, a total of $4,500 in PPCs have been applied to Ms. Z’s contract.

On July 1, Ms. Z applies additional purchase payments of $300,000.  Cumulative Purchase Payments now equal $1,200,000.  Nationwide will apply PPCs to Ms. Z’s contract equal to $7,500, which is ($1,200,000 x 1.0%) - $4,500.  At this point in time, a total of $12,000 in PPCs have been applied to Ms. Z’s contract.

For purposes of all benefits and taxes under these contracts, PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the Contract Owner cancels the contract pursuant to the contractual free look provision, Nationwide will recapture all PPCs applied to the contract.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the Contract Owner be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the Contract Owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free look period and are not subject to recapture.

When determining PPCs Nationwide will include the purchase payments in this contract, as well as the purchase payments of any other Nationwide annuity contract issued to an immediate family member within the 12 months before the purchase of this contract.  Immediate family members include spouses, children, or other family members living within the Contract Owner’s household.  In order to be considered for PPCs, the Contract Owner must notify Nationwide in writing of all Nationwide annuity contracts owned by the Contract Owner or immediate family members.

Pricing

Initial purchase payments allocated to Sub-Accounts will be priced at the Accumulation Unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete.  If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments allocated to Sub-Accounts will be priced at the available Accumulation Unit value next computed after the payment is received.  If a subsequent purchase payment is received at Nationwide's home office (along with all necessary information) after the close of the New York Stock Exchange, it will be priced at the Accumulation Unit value determined on the following Valuation day.

Except on the days listed below and on weekends, purchase payments, transfers and surrenders are priced every day.  Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

• New Year’s Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents’ Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

Nationwide also will not price purchase payments, surrenders or transfers if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the Variable Account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  If Nationwide is closed on days when the New York Stock Exchange is open, Contract Value may change and Contract Owners will not have access to their accounts.

Allocation of Purchase Payments

Nationwide allocates purchase payments to Sub-Accounts, the Fixed Account and/or Guaranteed Term Options as instructed by the Contract Owner.  Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value, then converted into Accumulation Units.  Nationwide reserves the right to limit or refuse purchase payments allocated to the Fixed Account at its sole discretion.

Contract Owners can change future allocations to the Sub-Accounts, Fixed Account or Guaranteed Term Options.  However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any Sub-Account.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The Contract Value is the sum of:

(1)	the value of amounts allocated to the Sub-Accounts of the Variable Account; and

(2)	amounts allocated to the Fixed Account; and

(3)	amounts allocated to a Guaranteed Term Option.

If charges are assessed against the whole Contract Value, Nationwide will deduct a proportionate amount from each Sub-Account, the Fixed Account and any Guaranteed Term Option based on current cash values.

Determining Variable Account Value – Valuing an Accumulation Unit

Sub-Account allocations are accounted for in Accumulation Units.  Accumulation Unit values (for each Sub-Account) are determined by calculating the net investment factor for the underlying mutual funds for the current Valuation Period and multiplying that result with the Accumulation Unit values determined on the previous Valuation Period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a Sub-Account from Valuation Period to Valuation Period.

For each Sub-Account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular Sub-Account invests, including the charges assessed against that Sub-Account for a Valuation Period.

The net investment factor for any particular Sub-Account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the Net Asset Value of the underlying mutual fund as of the end of the current Valuation Period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b)	is the Net Asset Value of the underlying mutual fund determined as of the end of the preceding Valuation Period.

(c)
is a factor representing the daily total Variable Account charges, which may include charges for optional benefits elected by the Contract Owner.  The factor is equal to an annualized rate ranging from 1.15% to 3.10% of the Daily Net Assets of the Variable Account, depending on which optional benefits the Contract Owner elects.

Based on the change in the net investment factor, the value of an Accumulation Unit may increase or decrease.  Changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of the underlying mutual fund shares because of the deduction of Variable Account charges.

Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Determining Fixed Account Value

Nationwide determines the value of the Fixed Account by:

(1)	adding all amounts allocated to the Fixed Account, minus amounts previously transferred or surrendered;

(2)	adding any interest earned on the amounts allocated to the Fixed Account; and

(3)	subtracting charges deducted in accordance with the contract.

Determining the Guaranteed Term Option Value

Nationwide determines the value of a Guaranteed Term Option by:

(1)	adding all amounts allocated to the Guaranteed Term Options, minus amounts previously transferred or surrendered (including any market value adjustment);

(2)	adding any interest earned on the amounts allocated to the Guaranteed Term Options; and

(3)	subtracting charges deducted in accordance with the contract.

Transfer Requests

Contract Owners may submit transfer requests in writing, over the telephone, or via the internet.  Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Generally, Sub-Account transfers will receive the Accumulation Unit value next computed after the transfer request is received.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via the internet or telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next business day after the exchange request is received by Nationwide (see "Managers of Multiple Contracts").

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors’ interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the underlying mutual fund.  Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading.  For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period).  For example, if a Contract Owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.  A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from the Fixed Account or a Guaranteed Term Option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.

In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the Contract Owner notifying them that:

(1) they have been identified as engaging in harmful trading practices; and

(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail on a Nationwide issued form.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the Contract Owner to submitting transfer requests via U.S. mail on a Nationwide issued form.

For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, overnight U.S. mail, and overnight delivery via private carrier.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisors/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple Contract Owners.  These multi-contract advisors will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisors, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail.  The one-day delay option permits multi-contract advisors to continue to submit transfer requests via the internet or telephone.  However, transfer requests submitted by multi-contract advisors via the internet or telephone will not receive the next available Accumulation Unit value.  Rather, they will receive the Accumulation Unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisors will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Contract Owners that are required to submit transfer requests via U.S. mail will be required to use a Nationwide issued form for their transfer request.  Nationwide will refuse transfer requests that either do not use the Nationwide issued form for their transfer request or fail to provide accurate and complete information on their transfer request form.  In the event that a Contract Owner’s transfer request is refused by Nationwide, they will receive notice in writing by U.S. Mail and will be required to resubmit their transfer request on a Nationwide issued form.

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide Contract Owner;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by Contract Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  Nationwide and any affected Contract Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected Contract Owner in their current underlying mutual fund allocation.

Transfers Prior to Annuitization

Transfers from the Fixed Account

A Contract Owner may request to transfer allocations from the Fixed Account to the Sub-Accounts or a Guaranteed Term Option only upon reaching the end of a Fixed Account interest rate guarantee period.  Fixed Account transfers must be made within 45 days after the end of the Fixed Account interest rate guarantee period.  The Fixed Account interest rate guarantee period is the period of time that the Fixed Account interest rate is guaranteed to remain the same.

Normally, Nationwide will permit 100% of the maturing Fixed Account allocations to be transferred.  However, Nationwide may limit the amount that can be transferred from the Fixed Account.  Nationwide will determine the amount that may be transferred and will declare this amount at the end of the Fixed Account interest rate guarantee period.  The maximum transferable amount will never be less than 10% of the Fixed Account allocation reaching the end of a Fixed Account interest rate guarantee period.

Contract Owners who use Dollar Cost Averaging may transfer from the Fixed Account under the terms of that program.

Nationwide reserves the right to limit the number of transfers from the Fixed Account to the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

If there is Contract Value allocated to the Fixed Account at the time the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option is elected, the Fixed Account interest rate guarantee period will end and that Contract Value may be transferred according to the terms of the option elected.

Transfers from a Guaranteed Term Option

A Contract Owner may request to transfer allocations from a Guaranteed Term Option to the Sub-Accounts and/or the Fixed Account at any time.  Transfers from a Guaranteed Term Option prior to maturity are subject to a market value adjustment.

Nationwide reserves the right to limit or refuse transfers to the Fixed Account and to limit the number of transfers out of the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the Guaranteed Term Options for a period of up to 6 months from the date of the transfer request.

Transfers from the Sub-Accounts

A Contract Owner may request to transfer allocations from the Sub-Accounts to the Fixed Account or a Guaranteed Term Option at any time.

Nationwide reserves the right to limit or refuse transfers to the Fixed Account and to limit the number of transfers from the Sub-Accounts to the Guaranteed Term Options to one per calendar year.

Transfers Among the Sub-Accounts

A Contract Owner may request to transfer allocations among the Sub-Accounts at any time, subject to terms and conditions imposed by this prospectus and the underlying mutual funds.

Transfers After Annuitization

After annuitization, the portion of the Contract Value allocated to fixed annuity payments and the portion of the Contract Value allocated to variable annuity payments may not be changed.

After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.  Guaranteed Term Options are not available after annuitization.

Right to Examine and Cancel

If the Contract Owner elects to cancel the contract, he/she may return it to Nationwide’s home office within a certain period of time known as the "free look" period.  Depending on the state in which the contract was purchased (and, in some states, if the contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer.  For ease of administration, Nationwide will honor any free look cancellation that is received at Nationwide’s home office or postmarked within 30 days after the contract issue date.  For contracts issued in the State of California, Nationwide will honor any free look cancellation that is received at Nationwide’s home office or postmarked within 35 days after the contract issue date.  The contract issue date is the date the initial purchase payment is applied to the contract.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any Purchase Payment Credits, Extra Value Option credits, withdrawals from the contract, and applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any Purchase Payment Credits, Extra Value Option credits, withdrawals from the contract, and applicable federal and state income tax withholding.

Where state law requires the return of purchase payments upon cancellation of the contract during the free look period, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the money market Sub-Account during the free look period.  After the free look period, Nationwide will reallocate the Contract Value among the Sub-Accounts based on the instructions contained on the application.  Where state law requires the return of Contract Value upon cancellation of the contract during the free look period, Nationwide will immediately allocate initial purchase payments to the investment options based on the instructions contained on the application.

Liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation.  Any additional amounts refunded to the Contract Owner will be paid by Nationwide.

Please see "Extra Value Options" for a description of the recapture of the amount credited under an Extra Value Option in the event the right to free look the contract is exercised.

Surrender (Redemption) Prior to Annuitization

Prior to annuitization and before the Annuitant’s death, Contract Owners may generally surrender some or all of their Contract Value.  Surrenders from the contract may be subject to federal income tax and/or a penalty tax.  See "Federal Income Taxes" in Appendix C: Contract Types and Tax Information.  Surrender requests must be in writing and Nationwide may require additional information.  When taking a full surrender, the contract must accompany the written request.  Nationwide may require a signature guarantee.

If an Extra Value Option was elected, and the amount withdrawn is or would be subject to a CDSC under the B Schedule CDSC schedule, then for the first 7 Contract Years only, Nationwide will recapture a portion of the amount credited under the Extra Value Option.  No recapture will take place after the 7th Contract Year.

Nationwide will pay any amounts surrendered from the Sub-Accounts within 7 days (see, "Pricing").  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

Nationwide is required by state law to reserve the right to postpone payment of assets in the Fixed Account and Guaranteed Term Options for a period of up to 6 months from the date of the surrender request.

Partial Surrenders (Partial Redemptions)

If a Contract Owner requests a partial surrender, Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and the Guaranteed Term Options.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

Partial surrenders are subject to the CDSC provisions of the contract.  If a CDSC is assessed, the Contract Owner may elect to have the CDSC deducted from either:

(a)	the amount requested; or

(b)	the Contract Value remaining after the Contract Owner has received the amount requested.

If the Contract Owner does not make a specific election, any applicable CDSC will be deducted from the amount requested by the Contract Owner.

The CDSC deducted is a percentage of the amount requested by the Contract Owner.  Amounts deducted for CDSC are not subject to subsequent CDSC.

Partial Surrenders to Pay Investment Advisory Fees

Some Contract Owners utilize an investment advisor(s) to manage their assets, for which the investment advisor assesses a fee.  Investment advisors are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications.  The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus.  Some Contract Owners authorize their investment advisor to take a partial surrender(s) from the contract in order to collect investment advisory fees.  Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

Upon full surrender, the Contract Value may be more or less than the total of all purchase payments made to the contract.  The Contract Value will reflect:

•	Variable Account charges;

•
a $30 Contract Maintenance Charge (this charge will be waived upon full surrender if the Contract Value is equal to or greater than $50,000 at the time of the full surrender or on any contract anniversary prior to the full surrender);

•	underlying mutual fund charges;

•	the investment performance of the underlying mutual funds;

•	any outstanding loan balance plus accrued interest;

•	any recapture of extra value credit;

•	amounts allocated to the Fixed Account and any interest credited;

•	amounts allocated to the Guaranteed Term Options, plus or minus any market value adjustment; and

•	Purchase Payment Credits (if applicable).

Full surrenders are subject to the CDSC provisions of the contract, where permitted by state law.  The CDSC-free withdrawal privilege does not apply to full surrenders of the contract.  For purposes of the CDSC-free withdrawal privilege, a full surrender is:

•	multiple surrenders taken within a Contract Year that deplete the entire Contract Value; or

•	any single net surrender of 90% or more of the Contract Value.

Surrender (Redemption) After Annuitization

After the Annuitization Date, surrenders other than regularly scheduled annuity payments are not permitted.

Surrenders Under Certain Plan Types

Surrenders Under a Tax Sheltered Annuity

Contract Owners of a Tax Sheltered Annuity may surrender part or all of their Contract Value before the Annuitant’s death, except as provided below:

(A)
Contract Value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

(1)	when the Contract Owner reaches age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

(2)
in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.

(B)	The surrender limitations described in Section A also apply to:

(1)	salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

(2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

(3)	all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

(C)
Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the Contract Owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions.  These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

•	the participant dies;

•	the participant retires;

•	the participant terminates employment due to total disability; or

•	the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment.  All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met.  However, Contract Value may be transferred to other carriers, subject to any sales charges.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940.  Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Loan Privilege

The loan privilege is only available to Contract Owners of Tax Sheltered Annuities.  Contract Owners of Tax Sheltered Annuities may take loans from the Contract Value beginning 30 days after the contract is issued up to the Annuitization Date.  Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code.  Nationwide may modify the terms of a loan to comply with changes in applicable law.

Minimum and Maximum Loan Amounts

Contract Owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount.  Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum non-taxable loan amount based on information provided by the participant or the employer.  Loans may be taxable if a participant has additional loans from other plans.

The total of all outstanding loans must not exceed the following limits:

Contract Values	Maximum Outstanding Loan Balance Allowed
up to $20,000	up to 80% of Contract Value (not more than $10,000)
$20,000 and over	up to 50% of Contract Value (not more than $50,000*)

*The $50,000 limit will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the Contract Value.

Maximum Loan Processing Fee

Nationwide charges a loan processing fee at the time each new loan is processed.  The loan processing fee, will not exceed $25 per loan processed.  This fee compensates Nationwide for expenses related to administering and processing loans.  Loans are not available in all states.  In addition, some states may not allow Nationwide to assess a loan processing fee.

The fee is taken from the Sub-Accounts, Fixed Account, and Guaranteed Term Options in proportion to the Contract Value at the time the loan is processed.

How Loan Requests are Processed

All loans are made from the collateral Fixed Account.  Nationwide transfers Accumulation Units in proportion to the assets in each Sub-Account to the collateral Fixed Account until the requested amount is reached.

If there are not enough Accumulation Units available in the contract to reach the requested loan amount, Nationwide next transfers Contract Value from the Fixed Account.  Contract Value transferred from the Fixed Account to meet the requested loan amount is not subject to the Fixed Account transfer limitations otherwise applicable under the contract.

Any remaining required collateral will be transferred from the Guaranteed Term Options.  Transfers from the Guaranteed Term Options may be subject to a market value adjustment.

No CDSC will be deducted on transfers related to loan processing.

Loan Interest

The outstanding loan balance in the collateral Fixed Account is credited with interest until the loan is repaid in full.  The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide.  The credited interest rate is guaranteed never to fall below the minimum interest rate required by applicable state law.

Specific loan terms are disclosed at the time of loan application or issuance.

Loan Repayment

Loans must be repaid in five years.  However, if the loan is used to purchase the Contract Owner’s principal residence, the Contract Owner has 15 years to repay the loan.

Contract Owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan.  Loan repayments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement.  Repayments are allocated to the Sub-Accounts in accordance with the contract, unless Nationwide and the Contract Owner have agreed to amend the contract at a later date on a case by case basis.

Loan repayments to the Guaranteed Term Options must be at least $1,000.  If the proportional share of the repayment to the Guaranteed Term Options is less than $1,000, that portion of the repayment will be allocated to the money market Sub-Account unless the Contract Owner directs otherwise and will be subject to any Variable Account charges applicable under the contract.

Distributions and Annuity Payments

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

•	the Contract Owner takes a full surrender of the contract;

•	the Contract Owner/Annuitant dies;

•	the Contract Owner who is not the Annuitant dies prior to annuitization; or

•	the Contract Owner annuitizes the contract.

Transferring the Contract

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

Grace Period and Loan Default

If a loan payment is not made when due, interest will continue to accrue.  A grace period may be available (please refer to the terms of the loan agreement).  If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower.  This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan.  Defaulted amounts, plus interest, are deducted from the Contract Value when the participant is eligible for a distribution of at least that amount.  Additional loans are not available while a previous loan is in default.

Assignment

Contract rights are personal to the Contract Owner and may not be assigned without Nationwide’s written consent.  Nationwide reserves the right to refuse to recognize assignments that alter the nature of the risks that Nationwide assumed when it originally issued the contract.

A Non-Qualified Contract Owner may assign some or all rights under the contract.  An assignment must occur before annuitization while the Annuitant is alive.  Once proper notice of assignment is recorded by Nationwide’s home office, the assignment will become effective.

Investment-Only Contracts, IRAs, Roth IRAs, SEP IRAs, Simple IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment.  Nationwide is not liable for any payment or settlement made before the assignment is recorded.  Assignments will not be recorded until Nationwide receives sufficient direction from the Contract Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.  Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset Rebalancing is the automatic reallocation of Contract Values to the Sub-Accounts on a predetermined percentage basis.  Asset Rebalancing is not available for assets held in the Fixed Account or the Guaranteed Term Options.  Requests for Asset Rebalancing must be on a Nationwide form.  Once Asset Rebalancing is elected, it will only be terminated upon specific instruction from the Contract Owner; manual transfers will not automatically terminate the program.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide.  If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day.  Each Asset Rebalancing reallocation is considered a transfer event.

Asset Rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan.  Contract Owners should consult a financial advisor to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows the Contract Owner to make regular, level investments over time.  Dollar Cost Averaging involves the automatic transfer of a specific amount from the Fixed Account and/or certain Sub-Accounts into other Sub-Accounts.  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Contract Owners direct Nationwide to automatically transfer specified amounts from the Fixed Account and the following Sub-Accounts:

•	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II

•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I

•	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I

•	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II

•	Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class

•	PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class

to any other Sub-Account(s)  Dollar Cost Averaging transfers may not be directed to the Fixed Account or Guaranteed Term Options.  Transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value at the time the program is requested.  Contract Owners that wish to utilize Dollar Cost Averaging should first inquire whether any Enhanced Fixed Account Dollar Cost Averaging programs are available.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will process transfers until either the value in the originating investment option is exhausted, or the Contract Owner instructs Nationwide to stop the transfers.  When a Contract Owner instructs Nationwide to stop the transfers, all amounts remaining in the originating Fixed Account or Sub-Account will remain allocated to the Fixed Account or Sub-Account, unless Nationwide is instructed otherwise.  Dollar Cost Averaging transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

Enhanced Fixed Account Dollar Cost Averaging

Nationwide may, periodically, offer Dollar Cost Averaging programs with an enhanced interest rate referred to as "Enhanced Fixed Account Dollar Cost Averaging".

Enhanced Fixed Account Dollar Cost Averaging involves the automatic transfer of a specific amount from an enhanced rate Fixed Account into any Sub-Account(s).  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Only new purchase payments to the contract are eligible for Enhanced Fixed Account Dollar Cost Averaging.  Enhanced Fixed Account Dollar Cost Averaging transfers may not be directed to the Fixed Account or Guaranteed Term Options.  Amounts allocated to the enhanced rate Fixed Account as part of and Enhanced Fixed Dollar Cost Averaging program earn a higher rate of interest than assets allocated to the standard Fixed Account.  Each enhanced rate is guaranteed for as long as the corresponding program is in effect.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will process transfers until either amounts allocated to the Fixed Account as part of an Enhanced Fixed Account Dollar Cost Averaging program are exhausted or the Contract Owner instructs Nationwide to stop the transfers.  When a Contract Owner instructs Nationwide to stop the transfers, Nationwide will automatically reallocate any amount remaining in the enhanced rate Fixed Account according to future investment allocation instructions, unless directed otherwise.  Enhanced Fixed Account Dollar Cost Averaging transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Enhanced Fixed Account Dollar Cost Averaging programs.  Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account, including an enhanced Fixed Account, for a period of up to 6 months from the date of the transfer request.

Dollar Cost Averaging for Living Benefits

Nationwide may periodically offer Dollar Cost Averaging programs with the Enhanced Capital Preservation Plus Lifetime Income Option and the Lifetime Income Options referred to as "Dollar Cost Averaging for Living Benefits."  Dollar Cost Averaging for Living Benefits involves the automatic transfer of a specific amount from the Fixed Account into another Sub-Account(s).  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Only new purchase payments to the contract are eligible for Dollar Cost Averaging for Living Benefits.  Only those investment options available for the Enhanced Capital Preservation Plus Lifetime Income Option and the Lifetime Income Options are available for use in the Dollar Cost Averaging for Living Benefits.  Dollar Cost Averaging for Living Benefits transfers may not be directed to the Fixed Account, Guaranteed Term Options, or to any investment option that is unavailable with the respective living benefit option.  Please refer to the "Income Benefits Investment Chart" earlier in this prospectus for the investment options available for these living benefits.

Once a Dollar Cost Averaging for Living Benefits program has begun, no transfers among or between Sub-Accounts is permitted until the Dollar Cost Averaging for Living Benefits program is completed or terminated.  The interest rate credited on amounts applied to the Fixed Account as part of Dollar Cost Averaging for Living Benefits programs may vary depending on the optional benefit elected.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will process transfers until either amounts allocated to the Fixed Account as part of a Dollar Cost Averaging for Living Benefits program are exhausted or the Contract Owner instructs Nationwide to stop the transfers.  When a Contract Owner instructs Nationwide to stop the transfers, Nationwide will automatically reallocate any amount remaining in the Fixed Account according to future investment allocation instructions, unless directed otherwise.  Dollar Cost Averaging for Living Benefits transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging for Living Benefits programs.  Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account, for a period of up to 6 months from the date of the transfer request.

Fixed Account Interest Out Dollar Cost Averaging

Nationwide may, periodically, offer a Dollar Cost Averaging program that permits the transfer of interest earned on Fixed Account allocations referred to as "Fixed Account Interest Out Dollar Cost Averaging."  Fixed Account Interest Out Dollar Cost Averaging involves the automatic transfer of the interest earned on Fixed Account allocations into any other Sub-Account(s).  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Fixed Account Interest Out Dollar Cost Averaging transfers may not be directed to the Fixed Account or Guaranteed Term Options.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will continue to process transfers until the Contract Owner instructs Nationwide to stop the transfers.  Fixed Account Interest Out Dollar Cost Averaging transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Fixed Account Interest Out Dollar Cost Averaging programs.  Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

Systematic Withdrawals

Systematic Withdrawals allow Contract Owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be in writing.

The withdrawals will be taken from the Sub-Accounts and the Fixed Account proportionately unless Nationwide is instructed otherwise.  Systematic Withdrawals are not available from the Guaranteed Term Options.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the Contract Owner.  The Internal Revenue Service may impose a 10% penalty tax if the Contract Owner is under age 59½ unless the Contract Owner has made an irrevocable election of distributions of substantially equal payments.

A CDSC may apply to amounts taken through systematic withdrawals.

If the Contract Owner takes Systematic Withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greater of the amount available under the CDSC-free withdrawal privilege, and a given percentage of the Contract Value that is based on the Contract Owner's age.  This translates into CDSC-free Systematic Withdrawals equal to the greatest of:

(1)	10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC;

(2)	an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code;

(3)	for those contracts with a Lifetime Income Option, withdrawals up to the annual benefit amount; or

(4)	a percentage of the Contract Value based on the Contract Owner’s age, as shown in the table below:

Contract Owner’s Age	Percentage of Contract Value
Under age 59½	5%
Age 59½ through age 61	7%
Age 62 through age 64	8%
Age 65 through age 74	10%
Age 75 and over	13%

The Contract Owner’s age is determined as of the date the request for Systematic Withdrawals is recorded by Nationwide’s home office.  For joint owners, the older joint owner’s age will be used.

If total amounts withdrawn in any Contract Year exceed the CDSC-free amount described above, those amounts will only be eligible for the CDSC-free withdrawal privilege described in the applicable CDSC provision.  The total amount of CDSC for that Contract Year will be determined in accordance with that provision.

The CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative.  Free amounts not taken during any Contract Year cannot be taken as free amounts in a subsequent Contract Year.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs.  Systematic Withdrawals are not available before the end of the ten-day free-look period (see "Right to Examine and Cancel").

Custom Portfolio Asset Rebalancing Service

For Contract Owners that have elected the CPP, CPPLI or a Lifetime Income Option, Nationwide makes available the Custom Portfolio Asset Rebalancing Service ("Custom Portfolio") at no extra charge.  Custom Portfolio is an asset allocation program that Contract Owners can use to build their own customized portfolio of investments, subject to certain limitations.  Asset allocation is the process of investing in different asset classes (such as equity funds, fixed income funds, and money market funds) and may reduce the risk and volatility of investing.  There are no guarantees that Custom Portfolio will result in a profit or protect against loss in a declining market.

Custom Portfolio offers several asset allocation models.  Each model is comprised of different percentages of standardized asset categories designed to meet different investment goals, risk tolerances, and investment time horizons.  The Contract Owner selects their model, then selects the specific underlying mutual funds (also classified according to standardized asset categories) and investment percentages within the model’s parameters, enabling the Contract Owner to create their own unique "Custom Portfolio."  Only one "Custom Portfolio" may be created and in effect at a time and the entire Variable Account Contract Value must participate in the model.

Note: Contract Owners should consult with a qualified investment advisor regarding the use of Custom Portfolio and to determine which model is appropriate for them.

Once the Contract Owner creates their "Custom Portfolio," that Contract Owner’s model is static.  This means that the percentage allocated to each underlying mutual fund will not change over time, except for quarterly rebalancing, as described below.  Note: allocation percentages within a particular model may subsequently change, but any such changes will not apply to existing model participants; the changes will only apply to participants that elect the model after the change implementation date.

To participate in Custom Portfolio, eligible Contract Owners must submit the proper administrative form to Nationwide’s home office.  While Custom Portfolio is elected, Contract Owners cannot participate in Asset Rebalancing.

Asset Allocation Models available with Custom Portfolio

The following models are available with Custom Portfolio:

Conservative:	Designed for Contract Owners that are willing to accept very little risk but still want to see a small amount of growth.
Moderately Conservative:	Designed for Contract Owners that are willing to accept some market volatility in exchange for greater potential income and growth.
Balanced:	Designed for Contract Owners that are willing to accept some market volatility in exchange for potential long-term returns.
Moderate:	Designed for Contract Owners that are willing to accept some short-term price fluctuations in exchange for potential long-term returns.
Capital Appreciation:	Designed for Contract Owners that are willing to accept more short-term price fluctuations in exchange for potential long-term returns.
Moderately Aggressive:	Designed for Contract Owners willing to accept sharp, short-term price fluctuations in exchange for potential long-term returns.
Aggressive:	Designed for Contract Owners that are willing to accept more sharp, short-term price fluctuations in exchange for potential higher long-term returns.

The specific underlying mutual funds available to comprise the equity and fixed income components of the models are contained in the election form, which is provided to Contract Owners at the time Custom Portfolio is elected.  At that time, Contract Owners elect their model and the specific underlying mutual funds and percentages that will comprise their "Custom Portfolio."

Quarterly Rebalancing

At the end of each calendar quarter, Nationwide will reallocate the Variable Account Contract Value so that the percentages allocated to each underlying mutual fund match the most recently provided percentages provided by the Contract Owner.  If the end of a calendar quarter is a Saturday, Sunday, recognized holiday, or any other day that the New York Stock Exchange is closed, the quarterly rebalancing will occur on the next business day.  Rebalancing will be priced using the unit value determined on the last Valuation Date of the calendar quarter.  Each quarterly rebalancing is considered a transfer event.

However, quarterly rebalancing transfers within your Custom Portfolio are not subject to Short-Term Trading Fees.

Changing Models or Underlying Mutual Fund Allocations

Contract Owners who have elected a Lifetime Income Option may change the underlying mutual fund allocations or percentages within their elected model or may change models and create a new "Custom Portfolio" within that new model.  Contract Owners who have elected the CPPLI and the CPP Option are not permitted to change models but can change the underlying mutual fund allocations or percentages within their elected model.  To implement one of these changes, Contract Owners must submit new allocation instructions to Nationwide’s home office in writing on Nationwide’s administrative form.  Any model and percentage changes will be subject to Short-Term Trading Fees and will count as a transfer event, as described in the "Transfer Restrictions" provision.

Nationwide reserves the right to limit the number of model changes a Contract Owner can make each year.

Terminating Participation in Custom Portfolio

Contract Owners can terminate participation in Custom Portfolio by submitting a written request to Nationwide’s home office.  In order for the termination to be effective, the termination request must contain valid reallocation instructions that are in accordance with the terms and conditions of the CPP Lifetime Income Option or Lifetime Income Option, as applicable.  Termination is effective on the date the termination request is received at Nationwide’s home office in good order.

Death Benefits

Death of Contract Owner

If a Contract Owner (including a joint owner) who is not the Annuitant dies before the Annuitization Date, no death benefit is payable and the surviving joint owner becomes the Contract Owner.

If no joint owner is named, the contingent owner becomes the Contract Owner.

If no contingent owner is named, the beneficiary becomes the Contract Owner.

If no beneficiary survives the Contract Owner, the last surviving Contract Owner’s estate becomes the Contract Owner.

Distributions will be made pursuant to the "Required Distributions for Non-Qualified Contracts" in Appendix C: Contract Types and Tax Information.

Death of Annuitant

If the Annuitant who is not a Contract Owner dies before the Annuitization Date, the contingent Annuitant becomes the Annuitant and no death benefit is payable.  If no contingent Annuitant is named, a death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the Annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries or contingent beneficiaries survive the Annuitant, the Contract Owner or the last surviving Contract Owner’s estate will receive the death benefit.  If the Contract Owner is a Charitable Remainder Trust and the Annuitant dies before the Annuitization Date, the death benefit will accrue to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.

If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death of Contract Owner/Annuitant

If a Contract Owner (including a joint owner) who is also the Annuitant dies before the Annuitization Date, a death benefit is payable to the surviving joint owner.

If there is no surviving joint owner, the death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the Contract Owner/Annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the Contract Owner/Annuitant, the last surviving Contract Owner’s estate will receive the death benefit.

If the Contract Owner/Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The recipient of the death benefit may elect to receive the death benefit:

(1)	in a lump sum;

(2)	as an annuity (please see the "Annuity Payment Options" section for additional information); or

(3)	in any other manner permitted by law and approved by Nationwide.

Nationwide will pay (or will begin to pay) the death benefit upon receiving proof of death and the instructions as to the payment of the death benefit.  Contract Value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.  If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the Contract Value will continue to be allocated according to the most recent allocation instructions until the first beneficiary provides Nationwide with instructions for payment of death benefit proceeds.  After the first beneficiary provides these instructions, the variable portion of the Contract Value for all beneficiaries will be allocated to the available money market Sub-Account until instructions are received from the beneficiary(ies) to allocate their Contract Value in another manner.  Any Contract Value allocated to the Fixed Account or GTO will remain invested and will not be allocated to the available money market Sub-Account.

Death Benefit Calculations

An applicant may elect either the standard death benefit or an available death benefit option under the contract for an additional charge.  If no election is made at the time of application, the death benefit will be the standard death benefit.

The value of each component of the applicable death benefit calculation will be determined as of the date of the Annuitant’s death, except for the Contract Value component, which will be determined as of the date described in the applicable death benefit calculation.

Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.  See the "Operation of the Contract" section for additional information.

Nationwide reserves the right to refuse purchase payments in excess of $1,000,000 (see "Synopsis of the Contracts"). If you do not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply to your contract.

Standard Death Benefit

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the standard death benefit will be the greatest of:

(1) (a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any 5 year contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that 5 year contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the standard death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1) (a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any 5 year contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that 5 year contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

The standard death benefit also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.  Please see "Spousal Protection Feature" later in this prospectus.

One-Year Enhanced Death Benefit II Option

For an additional charge at an annualized rate of 0.20% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Year Enhanced Death Benefit II Option at the time of application.  The One-Year Enhanced Death Benefit II Option is available beginning May 1, 2004 (or a later date if state law requires) and for contracts with Annuitants age 80 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)
(a)      if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

The One-Year Enhanced Death Benefit II Option also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.

One-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.10% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Year Enhanced Death Benefit Option at the time of application.  The One-Year Enhanced Death Benefit Option is only available until state approval is received for the One-Year Enhanced Death Benefit II Option.  This option is the same as the One-Year Enhanced Death Benefit II Option except for the price and there is no restriction on the Annuitant's age.

One-Month Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Month Enhanced Death Benefit Option at the time of application.  The One-Month Enhanced Death Benefit Option is available beginning May 1, 2004 (or a later date if state law requires) and for contracts with Annuitants age 75 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

The One-Month Enhanced Death Benefit Option also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.

Combination Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.40% of the Daily Net Assets of the Variable Account, an applicant can elect the Combination Enhanced Death Benefit Option at the time of application.  The Combination Enhanced Death Benefit is only available until state approval is received for the One-Month Enhanced Death Benefit Option and for contracts with Annuitants age 80 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)
(a)if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the death benefit will be the greater of (1) or (2) above.

The 5% interest anniversary value is equal to purchase payments, accumulated at 5% annual compound interest until the last contract anniversary prior to the Annuitant’s 81st birthday, proportionately adjusted for amounts surrendered.  The adjustment for amounts surrendered will reduce the accumulated value as of the most recent contract anniversary prior to each partial surrender in the same proportion that the Contract Value was reduced on the date of the partial surrender.  Such total accumulated amount, after the surrender adjustment, shall not exceed 200% of purchase payments adjusted for amounts surrendered.

If, after the first contract anniversary, the Fixed Account allocation becomes greater than 30% of the Contract Value due to the application of additional purchase payments, additional surrenders, or transfers among investment options, then for purposes of calculating the 5% interest anniversary value, 0% will accrue for that year.  The 30% threshold will come into effect only as a result of an action or actions by the Contract Owner (e.g., additional purchase payment, surrender or transfers).  If the 30% threshold is reached because of a combination of market performance and Contract Owner actions, and would not have been reached but for the market performance, interest will continue to accrue at 5%.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)
(a)      if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	The 5% interest anniversary value.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant’s death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

The Combination Enhanced Death Benefit also includes the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.

Spousal Protection Feature

The standard death benefit and the death benefit options include a Spousal Protection Feature at no additional charge.  The Spousal Protection Feature is not available for contracts issued as Charitable Remainder Trusts.  The Spousal Protection Feature allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse, provided the conditions described below are satisfied:

(1)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner.  For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner;

(2)	The spouses must be Co-Annuitants;

(3)	Both spouses must be age 85 or younger at the time the contract is issued;

(4)	Both spouses must be named as beneficiaries;

(5)	No person other than the spouse may be named as Contract Owner, Annuitant or primary beneficiary;

(6)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the Contract Owner); and

(7)	If the Contract Owner requests to add a Co-Annuitant after contract issuance, the date of marriage must be after

(8)	the contract issue date and Nationwide will require the Contract Owner to provide a copy of the marriage certificate.

If a Co-Annuitant dies before the Annuitization Date, the surviving spouse may continue the contract as its sole Contract Owner.  Additionally, if the death benefit value is higher than the Contract Value at the time of the first Co-Annuitant’s death, Nationwide will adjust the Contract Value to equal the death benefit value.  The surviving Co-Annuitant may then name a new beneficiary but may not name another Co-Annuitant.

If the marriage of the Co-Annuitant(s) terminates due to the death of a spouse, divorce, dissolution, or annulment, the Spousal Protection Feature terminates and the Contract Owner is not permitted to cover a subsequent spouse.

Additional purchase payments made to the contract after receiving the benefit of the Spousal Protection Feature are subject to the CDSC provisions of the contract.

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin.  Generally, the Contract Owner designates the Annuity Commencement Date at the time of application.  If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90 for Non-Qualified Contracts and the date the Contract Owner reaches age 70½ for all other contract types.

The Contract Owner may change the Annuity Commencement Date before annuitization.  This change must be in writing and approved by Nationwide.  The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant’s 90th birthday (or the 90th birthday of the oldest Annuitant if there are joint Annuitants) unless approved by Nationwide.

Annuity Commencement Date and Lifetime Income Options

If the Contract Owner elected a Lifetime Income Option, Nationwide will, approximately three months before the Annuity Commencement Date, notify the Contract Owner of the impending Annuity Commencement Date and give the Contract Owner the opportunity to defer the Annuity Commencement Date in order to preserve the benefit associated with the Lifetime Income Option.  Deferring the Annuity Commencement Date may have negative tax consequences.  See "Required Distributions for IRAs, SEP IRAs, Simple IRAs and Roth IRAs" in Appendix C: Contract Types and Tax Information, the "10% Lifetime Income Option," the "7% Lifetime Income Option," and the "5% Lifetime Income Option" provisions in this prospectus.  Consult a qualified tax advisor.

Annuitizing the Contract

Annuitization Date

The Annuitization Date is the date that annuity payments begin.  Annuity payments will not begin until the Contract Owner affirmatively elects to begin annuity payments.  If the Contract Owner has elected a Lifetime Income Option, an election to begin annuity payments will terminate all benefits, conditions, guarantees, and charges associated with the Lifetime Income Option.  The Annuitization Date will be the first day of a calendar month unless otherwise agreed.  The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

•	the age (or date) specified in your contract; or

•	the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide’s approval.

On the Annuitization Date, the Annuitant becomes the Contract Owner unless the Contract Owner is a Charitable Remainder Trust.

The Internal Revenue Code may require that distributions be made prior to the Annuitization Dates specified above.  (See the "Required Distributions" provision in Appendix C: Contract Types and Tax Information).

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the Annuitization Date, the Contract Owner must choose:

(1)	an annuity payment option; and

(2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Any allocations in the Fixed Account that are to be annuitized as a variable payment annuity must be moved to the Variable Account prior to the Annuitization Date.  There are no restrictions on Fixed Account transfers made in anticipation of annuitization.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the Contract Owner.

Fixed Annuity Payments

Fixed annuity payments provide for level annuity payments.  Premium taxes are deducted prior to determining fixed annuity payments.  The fixed annuity payments will remain level unless the annuity payment option provides otherwise.

Variable Annuity Payments

Variable annuity payments will vary depending on the performance of the underlying mutual funds selected.  The underlying mutual funds available during annuitization are those underlying mutual funds shown in the "Appendix A: Underlying Mutual Funds."  The Static Asset Allocation Models is not available after annuitization.

First Variable Annuity Payment

The following factors determine the amount of the first variable annuity payment:

•	the portion of purchase payments allocated to provide variable annuity payments;

•	the Variable Account value on the Annuitization Date;

•	the adjusted age and sex of the Annuitant (and joint Annuitant, if any) in accordance with the contract;

•	the annuity payment option elected;

•	the frequency of annuity payments;

•	the Annuitization Date;

•	the assumed investment return (the net investment return required to maintain level variable annuity payments);

•	the deduction of applicable premium taxes; and

•	the date the contract was issued.

Subsequent Variable Annuity Payments

Variable annuity payments after the first will vary with the performance of the underlying mutual funds chosen by the Contract Owner after the investment performance is adjusted by the assumed investment return factor.

The dollar amount of each subsequent variable annuity payment is determined by taking the portion of the first annuity payment funded by a particular Sub-Account divided by the Annuity Unit value for that Sub-Account as of the Annuitization Date.  This establishes the number of Annuity Units provided by each Sub-Account for each variable annuity payment after the first.

The number of Annuity Units comprising each variable annuity payment, on a Sub-Account basis, will remain constant, unless the Contract Owner transfers value from one underlying mutual fund to another.  After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.

The number of Annuity Units for each Sub-Account is multiplied by the Annuity Unit value for that Sub-Account for the Valuation Period for which the payment is due.  The sum of these results for all the Sub-Accounts in which the Contract Owner invests establishes the dollar amount of the variable annuity payment.

Subsequent variable annuity payments may be more or less than the previous variable annuity payment, depending on whether the net investment performance of the elected underlying mutual funds is greater or lesser than the assumed investment return.

Assumed Investment Return

An assumed investment return is the net investment return required to maintain level variable annuity payments.  Nationwide uses a 3.5% assumed investment return factor.  Therefore, if the net investment performance of each Sub-Account in which the Contract Owner invests exactly equals 3.5% for every payment period, then each payment will be the same amount.  To the extent that investment performance is not equal to 3.5% for given payment periods, the amount of the payments in those periods will not be the same.  Payments will increase from one payment date to the next if the annualized net rate of return is greater than 3.5% during that time.  Conversely, payments will decrease from one payment to the next if the annualized net rate of return is less than 3.5% during that time.

Nationwide uses the assumed investment rate of return to determine the amount of the first variable annuity payment.

Value of an Annuity Unit

Annuity Unit values for Sub-Accounts are determined by:

(1)
multiplying the Annuity Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account for the subsequent Valuation Period (see "Determining the Contract Value – Determining Variable Account Value – Valuing an Accumulation Unit"); and then

(2)	multiplying the result from (1) by a factor to neutralize the assumed investment return factor.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Nationwide reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100.  The payment frequency will be changed to an interval that will result in payments of at least $100.

Nationwide will send annuity payments no later than 7 days after each annuity payment date.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date.  If the Annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states.  Additionally, the annuity payment options available may be limited based on the Annuitant’s age (and the joint

Annuitant’s age, if applicable) or requirements under the Internal Revenue Code.

Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.  See the "Operation of the Contract" section for additional information.

Nationwide reserves the right to refuse purchase payments in excess of $1,000,000 (see "Synopsis of the Contracts").  If you do not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply to your contract.  If you are permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.

Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract is less than or equal to $2,000,000, the annuity payment options available are:

•	Single Life;

•	Standard Joint and Survivor; and

•	Single Life with a 10 or 20 Year Term Certain.

Each of the annuity payment options is discussed more thoroughly below.

Single Life

The Single Life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant.

Payments will cease with the last payment before the Annuitant’s death.  For example, if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one payment.  The Annuitant will only receive two annuity payments if he or she dies before the third payment date, and so on.   No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Standard Joint and Survivor

The Standard Joint and Survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint Annuitant.  After the death of either the Annuitant or joint Annuitant, payments will continue for the life of the survivor.

Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint Annuitant. As is the case of the Single Life annuity payment option, there is no guaranteed number of payments.  Therefore, it is possible that if both Annuitants die before the second annuity payment date, the Annuitants will receive only one annuity payment.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Single Life with a 10 or 20 Year Term Certain

The Single Life with a 10 or 20 Year Term Certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant’s lifetime or for the term selected, whichever is longer.  The term may be either 10 or 20 years.

If the Annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.

No withdrawals other than the scheduled annuity payments are permitted.
Any Other Option

Annuity payment options not set forth in this provision may be available.  Any annuity payment option not set forth in this provision must be approved by Nationwide.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 20 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Annuitization of Amounts Greater than $5,000,000

Additionally, we may limit the amount that may be annuitized on a single life to $5,000,000.  If the total amount to be annuitized is greater than $5,000,000, the Contract Owner must:

(1)	reduce the amount to be annuitized to $5,000,000 or less by taking a partial surrender from the contract;

(2)	reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Contract Value in excess of $5,000,000 to another annuity contract; or

(3)	annuitize the portion of the Contract Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.

Statements and Reports

Nationwide will mail Contract Owners statements and reports.  Therefore, Contract Owners should promptly notify Nationwide of any address change.

These mailings will contain:

•	statements showing the contract’s quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging or salary reduction programs).  Instead, confirmation of recurring transactions will appear in the contract’s quarterly statements;

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract Owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program.  Nationwide will notify Contract Owners by email when important documents (statements, prospectuses and other documents) are ready for a Contract Owner to view, print, or download from Nationwide’s secure server. To choose this option, go to www.nationwide.com/login.

Contract Owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple Contract Owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the Contract Owner(s).  Household delivery will continue for the life of the contracts

A Contract Owner can revoke their consent to household delivery and reinstitute individual delivery by calling 1-866-223-0303 or by writing to the address on page 1 of this prospectus.  Nationwide will reinstitute individual delivery within 30 days after receiving such notification.

Legal Proceedings

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is a subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings also could affect the outcome of one or more of the Company's litigations matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. Management believes, however, that based on their currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators. The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, compensation, the allocation of compensation, revenue sharing and bidding arrangements, market-timing, anticompetitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, and the use of side agreements and finite reinsurance agreements. The Company is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

A promotional and marketing arrangement associated with the Company's offering of a retirement plan product and related services in Alabama was investigated by the Alabama Attorney General, which assumed the investigation from the Alabama Securities Commission. On October 27, 2010, the State Attorney General announced a settlement agreement, subject to court approval, between the Company and the State of Alabama, the Alabama Department of Insurance, the Alabama Securities Commission, and the Alabama State Personnel Board. If the court approves the settlement agreement, the Company currently expects that the settlement will not have a material adverse impact on its consolidated financial position. It is not possible to predict what effect, if any, the settlement may have on the Company's retirement plan operations with respect to promotional and marketing arrangements in general in the future.

On September 10, 2009, Nationwide Retirement Solutions, Inc. (NRS) was named in a lawsuit filed in the Circuit Court for Montgomery County, Alabama entitled Twanna Brown, Individually and on behalf of all other persons in Alabama who are similarly situated, v Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc., Edwin "Mac" McArthur, Steve Walkley, Glenn Parker, Ulysses Lavender, Diana McLain, Randy Hebson, and Robert Wagstaff; and Unknown Defendants A-Z. On February 17, 2010, Brown filed an Amended Complaint alleging in Count One, that all the defendants were involved in a civil conspiracy and seeks to recover actual damages, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. In Count Two, although NRS is not named, it is alleged that the remaining defendants breached their fiduciary duties and seeks actual damages, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. In Count Three, although NRS is not named, the plaintiff seeks declaratory relief that the individual defendants breached their fiduciary duties, seeks injunctive relief permanently removing said defendants from their respective offices in the Alabama State Employees Association (ASEA) and PEBCO and costs and attorneys fees. In Count Four, it alleges that any money Nationwide paid belonged exclusively to ASEA for the use and benefit of its membership at large and not for the personal benefit of the individual defendants. Plaintiff seeks to recover actual damages from the individual defendants, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. On March 10, 2011, the plaintiff filed a Notice of Dismissal. The Company continues to defend this case vigorously.

On November 20, 2007, NRS and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc, Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the ASEA Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members. The class period is from November 20, 2001 to the date of trial. In the second amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract. The second amended class action complaint seeks a disgorgement of amounts paid, compensatory damages and punitive damages, plus interest, attorneys' fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled. On April 2, 2010, NRS and NLIC filed an answer. On June 4, 2010, the plaintiffs filed a motion for class certification. On July 8, 2010, the defendants filed their briefs in opposition to plaintiffs' motion for class certification. On October 17, 2010, Twanna Brown filed a motion to intervene in this case. On October 22, 2010, the parties to this action executed a stipulation of settlement that agrees to certify a class for settlement purposes only, that provides for payments to the settlement class, and that provides for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval. After a hearing on November 5, 2010, on November 9, 2010, the Court denied Brown's motion to intervene. On November 13, 2010, the Court issued a Preliminary Approval Order and held a Settlement Fairness Hearing on January 26, 2011. On November 22, 2010, Brown filed a Notice of Appeal with the Supreme Court of Alabama, appealing the Preliminary Approval Order. On January 25, 2011, the Alabama Supreme Court dismissed the appeal. Class notices were sent out on November 24, 2010. On December 3, 2010, Brown filed a motion with the trial court to stay this case. On December 22, 2010, Brown filed with the Alabama Supreme Court, a motion to stay all further Gwin trial court proceedings until Ms. Brown's appeal of the certification order is decided. On January 25, 2011, the Alabama Supreme Court denied Brown's motion to stay. On February 28, 2011, the Court entered its Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification. On March 3, 2011, ASEA and PEBCO filed a cross claim against NLIC and NRS seeking indemnification. On March 9, 2011, the Court severed the cross claim. NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on Behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et al. The plaintiffs seek to represent a class of all current or former NEA members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated ERISA by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On May 23, 2008, the Court granted the defendants' motion to dismiss. On June 19, 2008, the plaintiffs filed a notice of appeal. On December 20, 2010, the 9th Circuit Court of Appeals affirmed the dismissal of this case and entered judgment. The plaintiffs did not file a writ of certiorari with the US Supreme Court. NLIC intends to continue to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009". On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals. On March 2, 2011, the Company filed its brief in the 2nd Circuit Court of Appeals. NLIC continues to defend this lawsuit vigorously.

On May 14, 2010, NLIC was named in a lawsuit filed in the Western District of New York entitled Sandra L. Meidenbauer, on behalf of herself and all others similarly situated v. Nationwide Life Insurance Company. The plaintiff claims to represent a class of all individuals who purchased a variable life insurance policy from NLIC during an unspecified period. The complaint claims breach of contract, alleging that NLIC charged excessive monthly deductions and costs of insurance resulting in reduced policy values and, in some cases, premature lapsing of policies. The complaint seeks reimbursement of excessive charges, costs, interest, attorney's fees, and other relief. NLIC filed a motion to dismiss the complaint on July 23, 2010. NLIC filed a motion to disqualify the proposed class representative on August 27, 2010. Plaintiff filed a motion to amend the complaint on September 17, 2010, and NLIC filed an opposition to the motion to amend on November 2, 2010. Those motions have been fully briefed. NLIC continues to vigorously defend this case.

On October 22, 2010, NRS was named in a lawsuit filed in the United States District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACo Research Foundation, NACo Financial Services Corp., NACo Financial Center, and Nationwide Retirement Solutions, Inc. The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011. If the Court determines that the Plan is governed by ERISA, then Plaintiffs seek to represent a class of "All natural persons in the United States who are currently employed or previously were employed at any point during the six years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc." If the Court determines that the Plan is not governed by ERISA, then the Plaintiffs seek to represent a class of "All natural persons in the United States who are currently employed or previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc." The First Amended Complaint alleges ERISA Violation, Breach of Fiduciary Duty - NACo, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACo. The First Amended Complaint asks for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACo to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACo and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACo to forfeit the fees that NACo received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACo from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded. On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint. The Company intends to defend this case vigorously.

On December 27, 2006, NLIC and NRS were named as defendants in a lawsuit filed in Circuit Court, Cole County Missouri entitled State of Missouri, Office of Administration, and Missouri State Employees Deferred Comp Plan v NLIC and NRS. The complaint seeks recovery for breach of contract and breach of the implied covenant of good faith and fair dealing against NLIC and NRS as well as a breach of fiduciary duty against NRS. The complaint seeks to recover the amount of the market value adjustment withheld by NLIC ($18,586,380), prejudgment interest, loss of investment income from ING due to Nationwide's assessment of the market value adjustment, and an accounting. On March 8, 2007 the Company filed a motion to remove this case from state court to federal court in Missouri. On March 20, 2007 the State filed a motion to remand to state court and to stay court order. On April 3, 2007 the case was remanded to state court. On June 25, 2007 the Companies filed an Answer. On October 16, 2009, the plaintiff filed a partial motion for summary judgment. On November 20, 2009, the Companies filed a response to the plaintiff's motion for summary judgment and also filed a motion for summary judgment on behalf of the Companies. On February 26, 2010, the court denied Missouri's partial motion for summary judgment and granted Nationwide's motion for summary judgment and dismissed the case. On March 8, 2011, the Missouri Court of Appeals reversed the granting of Nationwide's motion for summary judgment and directed the trial court to enter judgment in favor of the State and against Nationwide in the amount of $18,586,380, plus statutory interest at the rate of 9% per annum from June 2, 2006. On March 22, 2011, the Companies filed with the Missouri Court of Appeals, a motion for rehearing and an application for transfer to the Supreme Court of Missouri. The Companies intend to defend this case vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.

To learn more about this product, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI and to request other information about this product please call our Service Center at 1-800-848-6331 (TDD 1-800-238-3035) or write to us at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-F4, Dublin, Ohio 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the product.  Information about us and the product (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811- 3330

Securities Act of 1933 Registration File No. 333-103094

Appendix A: Underlying Mutual Funds

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:

STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a Short-Term Trading Fee (see "Short-Term Trading Fees" earlier in the prospectus).

FF:
The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.   Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class B
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	Seeks high total investment return.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Franklin Portfolio Associates
Investment Objective:	Capital growth.

Federated Insurance Series - Federated Capital Appreciation Fund II: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received on or after May 1, 2004
Investment Advisor:	Federated Equity Management Company of Pennsylvania
Investment Objective:	Capital appreciation.

Federated Insurance Series - Federated Quality Bond Fund II: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Long-term capital growth.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company Boston, MA
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 2
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Designation: STTF

Huntington VA Funds - Huntington VA International Equity Fund
Investment Advisor:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks total return on its assets.

Huntington VA Funds - Huntington VA Situs Fund
Investment Advisor:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks long-term capital appreciation.

Invesco - Invesco V.I. Capital Appreciation Fund: Series II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco V.I. Capital Development Fund: Series II
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

Janus Aspen Series - Balanced Portfolio: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service II Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Designation: STTF

Janus Aspen Series - Overseas Portfolio: Service II Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Designation: STTF

Janus Aspen Series - Overseas Portfolio: Service Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Service Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	Seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Designation: STTF

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The Fund seeks long-term total return consistent with reasonable risk.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Baring International Investment Limited
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Baring International Investment Limited
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class VI (formerly, Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI)
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the MSCI, Inc. Europe, Australasia and Far East Index (“MSCI EAFE»Index”) as closely as possible before the deduction of Fund expenses.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - NVIT Worldwide Leaders Fund: Class VI (formerly, Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class VI)
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Designation: STTF

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Service Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.
Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Service Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2007
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Service Shares (formerly, Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Service Shares)
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Total Return Portfolio: Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	Capital growth and current income.

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited and Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Class R1
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Designation: STTF

Wells Fargo Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Condensed Financial Information

The following tables list the Condensed Financial Information (the Accumulation Unit value information for Accumulation Units outstanding) for contracts with no optional benefits (the minimum Variable Account charge of 1.15%) and contracts with all optional benefits available on December 31, 2010 (the maximum Variable Account charge of 3.10%).  The term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect Accumulation Unit information for a partial year only.  Should the Variable Account charges applicable to your contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your contract, such information can be obtained in the Statement of Additional Information FREE OF CHARGE by:

calling:                                  1-800-848-6331, TDD 1-800-238-3035
writing:                                  Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522
checking
on-line at:                           www.nationwide.com

The following Sub-Accounts were added to the Variable Account effective May 1, 2011, therefore; no Condensed Financial Information is available:

Nationwide Variable Insurance Trust
•	NVIT American Century Growth Fund: Class II

PIMCO Variable Insurance Trust
•	Total Return Portfolio: Advisor Class

No Additional Contract Options Elected (Total 1.15%)
(Variable account charges of 1.15% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class B - Q/NQ	13.034889	14.534214	11.50%	9,566	2010
	10.956904	13.034889	18.97%	7,506	2009
	18.690560	10.956904	-41.38%	9,752	2008
	18.032753	18.690560	3.65%	11,403	2007
	15.593547	18.032753	15.64%	12,362	2006
	15.081312	15.593547	3.40%	14,189	2005
	13.717395	15.081312	9.94%	17,296	2004
	10.000000	13.717395	37.17%	10,912	2003*

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B - Q/NQ	18.664793	23.356111	25.13%	71,375	2010
	13.235829	18.664793	41.02%	34,530	2009
	20.839679	13.235829	-36.49%	7,098	2008
	20.766243	20.839679	0.35%	2,537	2007
	18.394800	20.766243	12.89%	2,729	2006
	17.450976	18.394800	5.41%	3,459	2005
	14.826000	17.450976	17.71%	3,880	2004
	10.000000	14.826000	48.26%	2,202	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II - Q/NQ	12.627445	13.121239	3.91%	573,065	2010
	11.590410	12.627445	8.95%	373,101	2009
	11.914534	11.590410	-2.72%	249,327	2008
	11.008718	11.914534	8.23%	191,798	2007
	10.962430	11.008718	0.42%	195,760	2006
	10.918983	10.962430	0.40%	167,708	2005
	10.439405	10.918983	4.59%	50,059	2004
	10.000000	10.439405	4.39%	3,072	2003*

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II - Q/NQ	13.245674	14.908262	12.55%	11,605	2010
	11.377543	13.245674	16.42%	15,626	2009
	17.634281	11.377543	-35.48%	15,769	2008
	17.918223	17.634281	-1.58%	16,987	2007
	15.517116	17.918223	15.47%	16,612	2006
	15.018694	15.517116	3.32%	16,846	2005
	13.496328	15.018694	11.28%	17,491	2004
	10.000000	13.496328	34.96%	9,160	2003*

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II - Q/NQ	12.314461	14.482922	17.61%	161,247	2010
	9.597456	12.314461	28.31%	107,501	2009
	12.861436	9.597456	-25.38%	77,291	2008
	13.335329	12.861436	-3.55%	78,857	2007
	11.220590	13.335329	18.85%	50,705	2006
	10.000000	11.220590	12.21%	8,806	2005*

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ	12.084265	13.111331	8.50%	182,903	2010
	10.000000	12.084265	20.84%	38,056	2009*

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares - Q/NQ	17.477229	21.738352	24.38%	124,731	2010
	14.141452	17.477229	23.59%	54,779	2009
	20.707767	14.141452	-31.71%	44,517	2008
	21.088094	20.707767	-1.80%	46,223	2007
	18.645717	21.088094	13.10%	40,847	2006
	17.589721	18.645717	6.00%	42,152	2005
	14.599264	17.589721	20.48%	31,447	2004
	10.000000	14.599264	45.99%	3,846	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Dreyfus Stock Index Fund, Inc. - Service Shares - Q/NQ	13.701928	15.513376	13.22%	250,791	2010
	10.997151	13.701928	24.60%	218,562	2009
	17.749446	10.997151	-38.04%	226,260	2008
	17.103366	17.749446	3.78%	245,729	2007
	15.018123	17.103366	13.88%	242,875	2006
	14.547372	15.018123	3.24%	234,079	2005
	13.336012	14.547372	9.08%	138,026	2004
	10.000000	13.336012	33.36%	16,757	2003*

Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares - Q/NQ	13.793989	15.686839	13.72%	128,893	2010
	11.416659	13.793989	20.82%	58,068	2009
	16.434209	11.416659	-30.53%	38,359	2008
	15.560255	16.434209	5.62%	34,549	2007
	13.545393	15.560255	14.87%	37,988	2006
	13.160630	13.545393	2.92%	34,603	2005
	12.704382	13.160630	3.59%	14,671	2004
	10.000000	12.704382	27.04%	994	2003*

Dreyfus Variable Investment Fund - Opportunistic Small Cap Portoflio: Service Shares - Q/NQ	10.862462	14.046592	29.31%	3,059	2010
	8.737661	10.862462	24.32%	3,075	2009
	14.204831	8.737661	-38.49%	2,785	2008
	16.198118	14.204831	-12.31%	2,774	2007
	15.828751	16.198118	2.33%	3,045	2006
	15.169524	15.828751	4.35%	3,391	2005
	13.819561	15.169524	9.77%	4,479	2004
	10.000000	13.819561	38.20%	398	2003*

Federated Insurance Series - Federated Capital Appreciation Fund II: Service Shares - Q/NQ	13.356052	14.919895	11.71%	6,859	2010
	11.928954	13.356052	11.96%	7,572	2009
	17.158258	11.928954	-30.48%	9,509	2008
	15.832465	17.158258	8.37%	17,128	2007
	13.833020	15.832465	14.45%	20,094	2006
	13.760220	13.833020	0.53%	22,606	2005
	12.996293	13.760220	5.88%	27,234	2004
	10.000000	12.996293	29.96%	3,102	2003*

Federated Insurance Series - Federated Quality Bond Fund II: Service Shares - Q/NQ	12.141918	12.996350	7.04%	168,724	2010
	10.222693	12.141918	18.77%	154,198	2009
	11.186532	10.222693	-8.62%	164,140	2008
	10.764091	11.186532	3.92%	208,363	2007
	10.478252	10.764091	2.73%	221,518	2006
	10.496221	10.478252	-0.17%	217,733	2005
	10.277156	10.496221	2.13%	157,703	2004
	10.000000	10.277156	2.77%	20,117	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2 - Q/NQ	11.272730	12.541130	11.25%	485,392	2010
	9.200014	11.272730	22.53%	286,319	2009
	12.437405	9.200014	-26.03%	201,868	2008
	11.605434	12.437405	7.17%	74,525	2007
	10.713685	11.605434	8.32%	16,741	2006
	10.000000	10.713685	7.14%	1,739	2005*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2 - Q/NQ	11.165396	12.618539	13.01%	1,651,824	2010
	8.786820	11.165396	27.07%	735,817	2009
	13.227994	8.786820	-33.57%	299,412	2008
	12.169729	13.227994	8.70%	143,421	2007
	11.020914	12.169729	10.42%	61,530	2006
	10.000000	11.020914	10.21%	3,325	2005*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2 - Q/NQ	10.907377	12.495314	14.56%	51,353	2010
	8.411623	10.907377	29.67%	39,193	2009
	13.763321	8.411623	-38.88%	25,496	2008
	12.535369	13.763321	9.80%	25,457	2007
	11.229430	12.535369	11.63%	19,760	2006
	10.000000	11.229430	12.29%	3,875	2005*

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 - Q/NQ	14.632820	17.235639	17.79%	79,662	2010
	10.030983	14.632820	45.88%	85,295	2009
	22.256534	10.030983	-54.93%	82,415	2008
	15.460332	22.256534	43.96%	71,005	2007
	13.411310	15.460332	15.28%	35,049	2006
	10.000000	13.411310	34.11%	8,501	2005*

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2 - Q/NQ	13.589574	15.437284	13.60%	598,406	2010
	10.584588	13.589574	28.39%	497,697	2009
	18.724223	10.584588	-43.47%	455,007	2008
	18.705230	18.724223	0.10%	436,907	2007
	15.777855	18.705230	18.55%	317,963	2006
	15.118716	15.777855	4.36%	261,250	2005
	13.749992	15.118716	9.95%	137,706	2004
	10.000000	13.749992	37.50%	24,248	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 - Q/NQ	12.834093	15.713867	22.44%	195,959	2010
	10.146051	12.834093	26.49%	147,518	2009
	19.479922	10.146051	-47.92%	100,391	2008
	15.559606	19.479922	25.20%	112,728	2007
	14.769421	15.559606	5.35%	97,936	2006
	14.161509	14.769421	4.29%	97,177	2005
	13.892476	14.161509	1.94%	71,973	2004
	10.000000	13.892476	38.92%	10,372	2003*

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2 - Q/NQ	12.368667	13.149276	6.31%	2,085,109	2010
	10.836274	12.368667	14.14%	2,523,159	2009
	11.355411	10.836274	-4.57%	2,379,044	2008
	11.037441	11.355411	2.88%	2,294,105	2007
	10.721986	11.037441	2.94%	873,652	2006
	10.644691	10.721986	0.73%	286,600	2005
	10.335483	10.644691	2.99%	132,568	2004
	10.000000	10.335483	3.35%	20,689	2003*

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2 - Q/NQ	21.597277	27.448841	27.09%	554,162	2010
	15.633776	21.597277	38.14%	471,558	2009
	26.188192	15.633776	-40.30%	414,031	2008
	22.971128	26.188192	14.00%	355,875	2007
	20.673509	22.971128	11.11%	253,238	2006
	17.720724	20.673509	16.66%	204,921	2005
	14.380974	17.720724	23.22%	137,987	2004
	10.000000	14.380974	43.81%	17,648	2003*

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 - Q/NQ	18.170300	20.265788	11.53%	17,077	2010
	14.563164	18.170300	24.77%	6,116	2009
	26.289867	14.563164	-44.61%	6,353	2008
	22.722492	26.289867	15.70%	9,831	2007
	19.517361	22.722492	16.42%	10,476	2006
	16.621745	19.517361	17.42%	10,745	2005
	14.839398	16.621745	12.01%	11,290	2004
	10.000000	14.839398	48.39%	5,060	2003*

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R - Q/NQ	12.078842	13.471412	11.53%	242,690	2010
	9.682539	12.078842	24.75%	182,022	2009
	17.474744	9.682539	-44.59%	164,573	2008
	15.102611	17.474744	15.71%	148,288	2007
	12.967855	15.102611	16.46%	124,907	2006
	11.047743	12.967855	17.38%	101,380	2005
	10.000000	11.047743	10.48%	50,498	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 - Q/NQ	17.002078	21.233217	24.89%	19,427	2010
	10.944702	17.002078	55.35%	21,698	2009
	22.729091	10.944702	-51.85%	27,252	2008
	21.808314	22.729091	4.22%	34,299	2007
	19.017044	21.808314	14.68%	36,574	2006
	18.781893	19.017044	1.25%	31,674	2005
	16.690522	18.781893	12.53%	23,979	2004
	10.000000	16.690522	66.91%	6,401	2003*

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 2 - Q/NQ	13.803199	16.461351	19.26%	241,615	2010
	11.899829	13.803199	15.99%	258,618	2009
	16.513537	11.899829	-27.94%	285,803	2008
	17.168132	16.513537	-3.81%	394,501	2007
	14.828269	17.168132	15.78%	432,966	2006
	14.503361	14.828269	2.24%	375,400	2005
	13.218232	14.503361	9.72%	138,090	2004
	10.000000	13.218232	32.18%	23,994	2003*

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2 - Q/NQ	17.922968	22.717145	26.75%	362,509	2010
	14.038386	17.922968	27.67%	506,236	2009
	21.202291	14.038386	-33.79%	152,690	2008
	21.973252	21.202291	-3.51%	172,733	2007
	19.001500	21.973252	15.64%	138,228	2006
	17.672605	19.001500	7.52%	90,791	2005
	14.447416	17.672605	22.32%	37,505	2004
	10.000000	14.447416	44.47%	8,028	2003*

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 - Q/NQ	8.504046	9.268258	8.99%	102,030	2010
	6.604890	8.504046	28.75%	80,046	2009
	10.000000	6.604890	-33.95%	28,608	2008*

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3 - Q/NQ	16.349715	18.992316	16.16%	40,596	2010
	9.580883	16.349715	70.65%	47,421	2009
	20.479456	9.580883	-53.22%	58,710	2008
	16.098968	20.479456	27.21%	79,774	2007
	12.706625	16.098968	26.70%	50,692	2006
	10.000000	12.706625	27.07%	13,850	2005*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2 - Q/NQ	19.269721	20.649570	7.16%	5,884	2010
	14.224700	19.269721	35.47%	6,723	2009
	24.136152	14.224700	-41.06%	8,225	2008
	21.149341	24.136152	14.12%	15,490	2007
	17.616721	21.149341	20.05%	17,346	2006
	16.176154	17.616721	8.91%	21,371	2005
	13.806194	16.176154	17.17%	30,349	2004
	10.000000	13.806194	38.06%	11,581	2003*

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3 - Q/NQ	13.750921	14.735603	7.16%	308,757	2010
	10.139330	13.750921	35.62%	325,573	2009
	17.208279	10.139330	-41.08%	1,374,942	2008
	15.080228	17.208279	14.11%	843,770	2007
	12.559684	15.080228	20.07%	360,712	2006
	11.536447	12.559684	8.87%	125,053	2005
	10.000000	11.536447	15.36%	35,533	2004*

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3 - Q/NQ	14.785942	16.717648	13.06%	222,796	2010
	12.602913	14.785942	17.32%	170,062	2009
	12.004450	12.602913	4.99%	193,109	2008
	10.938098	12.004450	9.75%	191,833	2007
	9.805659	10.938098	11.55%	106,061	2006
	10.000000	9.805659	-1.94%	18,959	2005*

Huntington VA Funds - Huntington VA International Equity Fund - Q/NQ	10.000000	10.316321	3.16%	1,429	2010*

Huntington VA Funds - Huntington VA Situs Fund - Q/NQ	10.000000	11.291768	12.92%	1,307	2010*

Invesco - Invesco V.I. Capital Appreciation Fund: Series II - Q/NQ	11.840138	13.483719	13.88%	10,639	2010
	9.922204	11.840138	19.33%	16,441	2009
	17.495452	9.922204	-43.29%	19,234	2008
	15.841438	17.495452	10.44%	21,991	2007
	15.109879	15.841438	4.84%	21,353	2006
	14.077552	15.109879	7.33%	16,235	2005
	13.393156	14.077552	5.11%	12,723	2004
	10.000000	13.393156	33.93%	5,726	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Invesco - Invesco V.I. Capital Development Fund: Series II - Q/NQ	15.867684	18.582729	17.11%	31,967	2010
	11.305219	15.867684	40.36%	27,839	2009
	21.631595	11.305219	-47.74%	24,923	2008
	19.796443	21.631595	9.27%	27,427	2007
	17.225829	19.796443	14.92%	31,463	2006
	15.947910	17.225829	8.01%	27,423	2005
	13.996305	15.947910	13.94%	19,105	2004
	10.000000	13.996305	39.96%	225	2003*

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ	11.873555	12.755306	7.43%	138,758	2010
	10.000000	11.873555	18.74%	43,909	2009*

Janus Aspen Series - Balanced Portfolio: Service Shares - Q/NQ	16.150346	17.260958	6.88%	12,700	2010
	13.009955	16.150346	24.14%	15,306	2009
	15.679494	13.009955	-17.03%	11,815	2008
	14.383232	15.679494	9.01%	20,356	2007
	13.177656	14.383232	9.15%	19,447	2006
	12.381972	13.177656	6.43%	21,396	2005
	11.566752	12.381972	7.05%	32,350	2004
	10.000000	11.566752	15.67%	17,105	2003*

Janus Aspen Series - Forty Portfolio: Service Shares - Q/NQ	18.778978	19.765890	5.26%	201,858	2010
	13.010568	18.778978	44.34%	89,232	2009
	23.634716	13.010568	-44.95%	58,748	2008
	17.499988	23.634716	35.06%	24,691	2007
	16.224004	17.499988	7.86%	7,665	2006
	14.581300	16.224004	11.27%	5,460	2005
	12.504147	14.581300	16.61%	5,385	2004
	10.000000	12.504147	25.04%	257	2003*

Janus Aspen Series - Global Technology Portfolio: Service II Shares - Q/NQ	10.000000	11.266270	12.66%	7,187	2010*

Janus Aspen Series - Overseas Portfolio: Service II Shares - Q/NQ	22.855871	28.248365	23.59%	78,827	2010
	12.911924	22.855871	77.01%	215,940	2009
	27.333053	12.911924	-52.76%	283,141	2008
	21.591304	27.333053	26.59%	174,323	2007
	14.889076	21.591304	45.01%	100,992	2006
	11.408889	14.889076	30.50%	8,616	2005
	10.000000	11.408889	14.09%	5,949	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Janus Aspen Series - Overseas Portfolio: Service Shares - Q/NQ	33.886132	41.876759	23.58%	474	2010
	19.143301	33.886132	77.01%	1,592	2009
	40.540238	19.143301	-52.78%	1,593	2008
	32.037740	40.540238	26.54%	3,697	2007
	22.102874	32.037740	44.95%	3,698	2006
	16.946477	22.102874	30.43%	3,699	2005
	14.444423	16.946477	17.32%	5,764	2004
	10.000000	14.444423	44.44%	3,441	2003*

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Service Class - Q/NQ	14.013209	15.535406	10.86%	28,460	2010
	10.191716	14.013209	37.50%	30,583	2009
	16.360596	10.191716	-37.71%	35,636	2008
	14.908348	16.360596	9.74%	46,560	2007
	14.054703	14.908348	6.07%	58,769	2006
	13.641189	14.054703	3.03%	53,716	2005
	12.662180	13.641189	7.73%	16,126	2004
	10.000000	12.662180	26.62%	2,850	2003*

MFS® Variable Insurance Trust - MFS Value Series: Service Class - Q/NQ	16.019700	17.611740	9.94%	976,377	2010
	13.234707	16.019700	21.04%	1,045,304	2009
	19.906881	13.234707	-33.52%	160,684	2008
	18.718319	19.906881	6.35%	118,579	2007
	15.713331	18.718319	19.12%	72,636	2006
	14.930108	15.713331	5.25%	36,095	2005
	13.153700	14.930108	13.51%	6,874	2004
	10.000000	13.153700	31.54%	1,312	2003*

MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class - Q/NQ	10.000000	10.760516	7.61%	100,433	2010*

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class - Q/NQ	10.312225	10.732383	4.07%	966,491	2010
	9.205394	10.312225	12.02%	1,253,496	2009
	10.757043	9.205394	-14.42%	2,007,434	2008
	10.387234	10.757043	3.56%	1,791,832	2007
	10.084028	10.387234	3.01%	690,329	2006
	10.055878	10.084028	0.28%	125,018	2005
	10.094213	10.055878	-0.38%	65,827	2004
	10.000000	10.094213	0.94%	16,335	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class - Q/NQ	11.481440	13.575238	18.24%	3,748	2010
	9.462012	11.481440	21.34%	4,465	2009
	15.815002	9.462012	-40.17%	5,122	2008
	15.918034	15.815002	-0.65%	8,469	2007
	15.299187	15.918034	4.04%	7,683	2006
	15.040887	15.299187	1.72%	5,752	2005
	13.600525	15.040887	10.59%	5,170	2004
	10.000000	13.600525	36.01%	0	2003*

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class - Q/NQ	13.504527	16.400315	21.44%	73,609	2010
	10.394877	13.504527	29.92%	73,700	2009
	17.365394	10.394877	-40.14%	79,308	2008
	16.325586	17.365394	6.37%	1,473,999	2007
	14.524712	16.325586	12.40%	547,272	2006
	13.750324	14.524712	5.63%	21,220	2005
	12.279585	13.750324	11.98%	10,850	2004
	10.000000	12.279585	22.80%	0	2003*

NVIT American Century NVIT Multi Cap Value Fund: Class II - Q/NQ	12.455035	13.931081	11.85%	770,123	2010
	10.000000	12.455035	24.55%	24,889	2009*

NVIT American Funds NVIT Bond Fund: Class II - Q/NQ	10.514432	11.016128	4.77%	6,051,683	2010
	9.484428	10.514432	10.86%	3,441,979	2009
	10.645730	9.484428	-10.91%	1,276,507	2008
	10.458382	10.645730	1.79%	476,976	2007
	10.000000	10.458382	4.58%	36,431	2006*

NVIT American Funds NVIT Global Growth Fund: Class II - Q/NQ	10.326441	11.361285	10.02%	548,806	2010
	7.377345	10.326441	39.98%	419,828	2009
	12.162544	7.377345	-39.34%	321,643	2008
	10.759272	12.162544	13.04%	197,387	2007
	10.000000	10.759272	7.59%	29,820	2006*

NVIT American Funds NVIT Growth Fund: Class II - Q/NQ	8.605881	10.054668	16.83%	1,159,400	2010
	6.273149	8.605881	37.19%	947,533	2009
	11.375941	6.273149	-44.86%	828,110	2008
	10.285224	11.375941	10.60%	495,029	2007
	10.000000	10.285224	2.85%	134,316	2006*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT Federated NVIT High Income Bond Fund: Class I - Q/NQ	15.093811	16.882971	11.85%	13,587	2010
	10.458553	15.093811	44.32%	15,229	2009
	14.692698	10.458553	-28.82%	19,491	2008
	14.412770	14.692698	1.94%	33,077	2007
	13.182227	14.412770	9.33%	42,121	2006
	13.025117	13.182227	1.21%	53,160	2005
	11.968242	13.025117	8.83%	89,347	2004
	10.000000	11.968242	19.68%	2,458	2003*

NVIT Federated NVIT High Income Bond Fund: Class III - Q/NQ	11.969129	13.388591	11.86%	109,614	2010
	8.288832	11.969129	44.40%	108,149	2009
	11.662156	8.288832	-28.93%	122,554	2008
	11.436266	11.662156	1.98%	129,153	2007
	10.460288	11.436266	9.33%	102,554	2006
	10.000000	10.460288	4.60%	44,550	2005*

NVIT Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II - Q/NQ	7.733391	8.820667	14.06%	97,324	2010
	5.114540	7.733391	51.20%	30,982	2009
	10.000000	5.114540	-48.85%	2,461	2008*

NVIT Neuberger Berman NVIT Socially Responsible Fund: Class II - Q/NQ	7.952881	9.713768	22.14%	1,149,815	2010
	6.128884	7.952881	29.76%	2,015,768	2009
	10.000000	6.128884	-38.71%	2,408,312	2008*

NVIT NVIT Cardinal Aggressive Fund: Class II - Q/NQ	8.127013	9.235097	13.63%	81,041	2010
	6.363626	8.127013	27.71%	7,772	2009
	10.000000	6.363626	-36.36%	0	2008*

NVIT NVIT Cardinal Balanced Fund: Class II - Q/NQ	9.389621	10.247522	9.14%	6,915,872	2010
	7.927537	9.389621	18.44%	3,148,808	2009
	10.000000	7.927537	-20.72%	448,773	2008*

NVIT NVIT Cardinal Capital Appreciation Fund: Class II - Q/NQ	8.842676	9.823944	11.10%	13,616,562	2010
	7.204634	8.842676	22.74%	7,515,199	2009
	10.000000	7.204634	-27.95%	1,138,664	2008*

NVIT NVIT Cardinal Conservative Fund: Class II - Q/NQ	10.143105	10.708329	5.57%	3,133,824	2010
	9.078992	10.143105	11.72%	1,900,192	2009
	10.000000	9.078992	-9.21%	474,456	2008*

NVIT NVIT Cardinal Moderate Fund: Class II - Q/NQ	9.116587	10.036480	10.09%	13,561,034	2010
	7.562819	9.116587	20.54%	6,698,757	2009
	10.000000	7.562819	-24.37%	1,374,242	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Cardinal Moderately Aggressive Fund: Class II - Q/NQ	8.559890	9.587811	12.01%	2,511,540	2010
	6.841204	8.559890	25.12%	1,581,447	2009
	10.000000	6.841204	-31.59%	768,311	2008*

NVIT NVIT Cardinal Moderately Conservative Fund: Class II - Q/NQ	9.664334	10.416230	7.78%	3,813,929	2010
	8.307908	9.664334	16.33%	1,930,284	2009
	10.000000	8.307908	-16.92%	283,603	2008*

NVIT NVIT Core Bond Fund: Class II - Q/NQ	10.569931	11.156576	5.55%	696,503	2010
	9.846940	10.569931	7.34%	1,064,883	2009
	10.000000	9.846940	-1.53%	1,798	2008*

NVIT NVIT Core Plus Bond Fund: Class II - Q/NQ	11.340265	12.119428	6.87%	125,920	2010
	9.852755	11.340265	15.10%	42,831	2009
	10.000000	9.852755	-1.47%	14,176	2008*

NVIT NVIT Emerging Markets Fund: Class II - Q/NQ	33.815985	38.746446	14.58%	483	2010
	20.975923	33.815985	61.21%	483	2009
	50.440300	20.975923	-58.41%	483	2008
	35.146754	50.440300	43.51%	767	2007
	26.082562	35.146754	34.75%	767	2006
	19.938759	26.082562	30.81%	1,279	2005
	16.747920	19.938759	19.05%	1,280	2004
	10.000000	16.747920	67.48%	35	2003*

NVIT NVIT Emerging Markets Fund: Class VI - Q/NQ	20.083189	23.006594	14.56%	78,524	2010
	12.457530	20.083189	61.21%	50,527	2009
	29.909118	12.457530	-58.35%	60,364	2008
	20.803597	29.909118	43.77%	72,653	2007
	15.411174	20.803597	34.99%	45,587	2006
	11.767045	15.411174	30.97%	22,494	2005
	10.000000	11.767045	17.67%	7,932	2004*

NVIT NVIT Government Bond Fund: Class I - Q/NQ	12.304475	12.744590	3.58%	1,400,899	2010
	12.121741	12.304475	1.51%	2,022,923	2009
	11.383970	12.121741	6.48%	2,374,849	2008
	10.747750	11.383970	5.92%	1,924,880	2007
	10.520907	10.747750	2.16%	826,936	2006
	10.306612	10.520907	2.08%	239,662	2005
	10.097116	10.306612	2.07%	126,068	2004
	10.000000	10.097116	0.97%	24,373	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT International Equity Fund: Class VI - Q/NQ	6.993821	7.812388	11.70%	110,931	2010
	5.465521	6.993821	27.96%	59,432	2009
	10.000000	5.465521	-45.34%	9,687	2008*

NVIT NVIT International Index Fund: Class VIII - Q/NQ	8.412370	8.930901	6.16%	39,027	2010
	6.617105	8.412370	27.13%	12,193	2009
	11.762888	6.617105	-43.75%	9,749	2008
	10.879072	11.762888	8.12%	4,938	2007
	10.000000	10.879072	8.79%	394	2006*

NVIT NVIT Investor Destinations Aggressive Fund: Class II - Q/NQ	15.741444	17.836829	13.31%	575,015	2010
	12.518763	15.741444	25.74%	575,318	2009
	20.052686	12.518763	-37.57%	559,049	2008
	19.146442	20.052686	4.73%	501,208	2007
	16.572991	19.146442	15.53%	450,815	2006
	15.533235	16.572991	6.69%	326,252	2005
	13.780963	15.533235	12.72%	186,381	2004
	10.000000	13.780963	37.81%	39,679	2003*

NVIT NVIT Investor Destinations Balanced Fund: Class II - Q/NQ	11.550746	12.538559	8.55%	2,558,117	2010
	10.000000	11.550746	15.51%	976,583	2009*

NVIT NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ	12.110672	13.411681	10.74%	4,193,422	2010
	10.000000	12.110672	21.11%	1,520,438	2009*

NVIT NVIT Investor Destinations Conservative Fund: Class II - Q/NQ	12.471040	13.054060	4.67%	3,107,989	2010
	11.565462	12.471040	7.83%	2,130,762	2009
	12.449849	11.565462	-7.10%	1,471,803	2008
	11.952305	12.449849	4.16%	843,905	2007
	11.388958	11.952305	4.95%	773,895	2006
	11.152306	11.388958	2.12%	784,722	2005
	10.780499	11.152306	3.45%	615,201	2004
	10.000000	10.780499	7.80%	162,494	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Investor Destinations Moderate Fund: Class II - Q/NQ	14.218297	15.588745	9.64%	14,759,428	2010
	12.073397	14.218297	17.77%	12,723,507	2009
	15.902704	12.073397	-24.08%	9,825,685	2008
	15.226962	15.902704	4.44%	9,169,860	2007
	13.833145	15.226962	10.08%	6,334,735	2006
	13.283730	13.833145	4.14%	3,015,212	2005
	12.268354	13.283730	8.28%	1,607,992	2004
	10.000000	12.268354	22.68%	225,549	2003*

NVIT NVIT Investor Destinations Moderately Aggressive Fund: Class II - Q/NQ	15.230066	16.987195	11.54%	6,896,111	2010
	12.385996	15.230066	22.96%	7,304,794	2009
	18.263302	12.385996	-32.18%	7,158,893	2008
	17.406379	18.263302	4.92%	6,636,184	2007
	15.372992	17.406379	13.23%	4,518,346	2006
	14.524167	15.372992	5.84%	1,470,282	2005
	13.107980	14.524167	10.80%	880,437	2004
	10.000000	13.107980	31.08%	93,688	2003*

NVIT NVIT Investor Destinations Moderately Conservative Fund: Class II - Q/NQ	13.418114	14.393460	7.27%	4,179,935	2010
	11.848856	13.418114	13.24%	3,587,493	2009
	14.109371	11.848856	-16.02%	2,688,580	2008
	13.484310	14.109371	4.64%	2,426,440	2007
	12.581077	13.484310	7.18%	1,923,386	2006
	12.180624	12.581077	3.29%	1,428,811	2005
	11.499098	12.180624	5.93%	973,442	2004
	10.000000	11.499098	14.99%	104,433	2003*

NVIT NVIT Mid Cap Index Fund: Class I - Q/NQ	17.866024	22.288107	24.75%	101,217	2010
	13.216175	17.866024	35.18%	78,182	2009
	21.043186	13.216175	-37.19%	83,825	2008
	19.793057	21.043186	6.32%	87,102	2007
	18.220786	19.793057	8.63%	89,577	2006
	16.442762	18.220786	10.81%	89,379	2005
	14.372884	16.442762	14.40%	59,615	2004
	10.000000	14.372884	43.73%	10,508	2003*

NVIT NVIT Money Market Fund: Class I - Q/NQ	10.744251	10.620705	-1.15%	2,628,276	2010
	10.864686	10.744251	-1.11%	1,966,150	2009
	10.769904	10.864686	0.88%	1,510,999	2008
	10.397563	10.769904	3.58%	1,253,507	2007
	10.062340	10.397563	3.33%	864,340	2006
	9.914556	10.062340	1.49%	514,625	2005
	9.949175	9.914556	-0.35%	76,313	2004
	10.000000	9.949175	-0.51%	28,572	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi Sector Bond Fund: Class I - Q/NQ	12.556122	13.725856	9.32%	404,148	2010
	10.212412	12.556122	22.95%	252,542	2009
	12.491118	10.212412	-18.24%	192,261	2008
	12.078610	12.491118	3.42%	149,906	2007
	11.654865	12.078610	3.64%	113,884	2006
	11.538532	11.654865	1.01%	105,766	2005
	10.956856	11.538532	5.31%	47,128	2004
	10.000000	10.956856	9.57%	2,273	2003*

NVIT NVIT Multi-Manager International Growth Fund: Class VI - Q/NQ	8.176393	9.198227	12.50%	1,210,761	2010
	6.077196	8.176393	34.54%	1,873,432	2009
	10.000000	6.077196	-39.23%	1,942,365	2008*

NVIT NVIT Multi-Manager International Value Fund: Class II - Q/NQ	15.043154	15.746802	4.68%	386	2010
	11.750680	15.043154	28.02%	386	2009
	22.211152	11.750680	-47.10%	386	2008
	21.878393	22.211152	1.52%	386	2007
	18.081550	21.878393	21.00%	386	2006
	16.362769	18.081550	10.50%	386	2005
	13.794301	16.362769	18.62%	386	2004
	10.000000	13.794301	37.94%	0	2003*

NVIT NVIT Multi-Manager International Value Fund: Class VI - Q/NQ	10.576559	11.066662	4.63%	463,146	2010
	8.262755	10.576559	28.00%	369,443	2009
	15.610335	8.262755	-47.07%	914,797	2008
	15.377993	15.610335	1.51%	944,014	2007
	12.708823	15.377993	21.00%	312,250	2006
	11.499254	12.708823	10.52%	86,788	2005
	10.000000	11.499254	14.99%	34,361	2004*

NVIT NVIT Multi-Manager Large Cap Growth Fund: Class II - Q/NQ	8.070301	9.202757	14.03%	655,385	2010
	6.311593	8.070301	27.86%	1,099,010	2009
	10.000000	6.311593	-36.88%	1,337	2008*

NVIT NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ	7.934264	8.842733	11.45%	198,260	2010
	6.299706	7.934264	25.95%	167,831	2009
	10.000000	6.299706	-37.00%	6,027	2008*

NVIT NVIT Multi-Manager Mid Cap Growth Fund: Class II - Q/NQ	7.792888	9.742267	25.01%	904,247	2010
	6.221846	7.792888	25.25%	1,233,119	2009
	10.000000	6.221846	-37.78%	769,715	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ	8.648417	10.227396	18.26%	731,973	2010
	6.705806	8.648417	28.97%	1,002,459	2009
	10.000000	6.705806	-32.94%	1,438,590	2008*

NVIT NVIT Multi-Manager Small Cap Growth Fund: Class II - Q/NQ	12.037789	14.886743	23.67%	30,437	2010
	9.574786	12.037789	25.72%	29,826	2009
	18.117657	9.574786	-47.15%	24,581	2008
	16.739290	18.117657	8.23%	46,486	2007
	16.442630	16.739290	1.80%	18,385	2006
	15.439101	16.442630	6.50%	16,918	2005
	13.801295	15.439101	11.87%	12,916	2004
	10.000000	13.801295	38.01%	2,913	2003*

NVIT NVIT Multi-Manager Small Cap Value Fund: Class II - Q/NQ	17.430204	21.791420	25.02%	35,343	2010
	14.009965	17.430204	24.41%	39,410	2009
	20.935362	14.009965	-33.08%	39,469	2008
	22.830704	20.935362	-8.30%	43,628	2007
	19.723493	22.830704	15.75%	36,826	2006
	19.412385	19.723493	1.60%	31,723	2005
	16.785277	19.412385	15.65%	22,889	2004
	10.000000	16.785277	67.85%	2,201	2003*

NVIT NVIT Multi-Manager Small Company Fund: Class II - Q/NQ	17.232892	21.290055	23.54%	97,546	2010
	12.968402	17.232892	32.88%	101,136	2009
	21.282196	12.968402	-39.06%	224,549	2008
	21.130800	21.282196	0.72%	200,067	2007
	19.128034	21.130800	10.47%	158,258	2006
	17.275766	19.128034	10.72%	85,735	2005
	14.713013	17.275766	17.42%	52,566	2004
	10.000000	14.713013	47.13%	8,486	2003*

NVIT NVIT Nationwide Fund: Class II - Q/NQ	12.932384	14.474172	11.92%	739,769	2010
	10.419872	12.932384	24.11%	1,192,736	2009
	18.053627	10.419872	-42.28%	1,499,813	2008
	16.928560	18.053627	6.65%	1,174,551	2007
	15.101256	16.928560	12.10%	418,420	2006
	14.271744	15.101256	5.81%	9,785	2005
	13.181105	14.271744	8.27%	4,985	2004
	10.000000	13.181105	31.81%	2,098	2003*

NVIT NVIT Real Estate Fund: Class II - Q/NQ	7.211786	9.254814	28.33%	205,472	2010
	5.589945	7.211786	29.01%	178,182	2009
	10.000000	5.589945	-44.10%	5,866	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Short Term Bond Fund: Class II - Q/NQ	10.446897	10.576649	1.24%	442,723	2010
	9.866941	10.446897	5.88%	403,948	2009
	10.000000	9.866941	-1.33%	59,768	2008*

NVIT NVIT Worldwide Leaders Fund: Class VI - Q/NQ	13.313887	14.639901	9.96%	8,333	2010
	10.000000	13.313887	33.14%	1,352	2009*

NVIT Oppenheimer NVIT Large Cap Growth Fund: Class II - Q/NQ	12.937743	13.878241	7.27%	885,023	2010
	10.000000	12.937743	29.38%	14,425	2009*

NVIT Templeton NVIT International Value Fund: Class III - Q/NQ	12.934195	13.596896	5.12%	1,002,285	2010
	10.000000	12.934195	29.34%	1,411,608	2009*

NVIT Van Kampen NVIT Comstock Value Fund: Class II - Q/NQ	14.072345	16.059186	14.12%	467,172	2010
	11.098645	14.072345	26.79%	355,745	2009
	17.884339	11.098645	-37.94%	397,639	2008
	18.577828	17.884339	-3.73%	949,816	2007
	16.262888	18.577828	14.23%	453,418	2006
	15.826204	16.262888	2.76%	96,807	2005
	13.674044	15.826204	15.74%	45,580	2004
	10.000000	13.674044	36.74%	9,081	2003*

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4 - Q/NQ	12.874272	14.720264	14.34%	256,596	2010
	9.344243	12.874272	37.78%	265,118	2009
	15.846799	9.344243	-41.03%	296,107	2008
	15.116328	15.846799	4.83%	305,339	2007
	13.025388	15.116328	16.05%	273,346	2006
	11.553527	13.025388	12.74%	164,938	2005
	10.000000	11.553527	15.54%	81,272	2004*

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Service Shares - Q/NQ	19.886761	22.745144	14.37%	10,253	2010
	14.436640	19.886761	37.75%	10,324	2009
	24.476392	14.436640	-41.02%	10,882	2008
	23.343167	24.476392	4.85%	13,476	2007
	20.120354	23.343167	16.02%	14,608	2006
	17.844773	20.120354	12.75%	15,691	2005
	15.185545	17.844773	17.51%	19,884	2004
	10.000000	15.185545	51.86%	6,972	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4 - Q/NQ	2.527302	2.854752	12.96%	147,175	2010
	2.022443	2.527302	24.96%	67,821	2009
	9.574573	2.022443	-78.88%	62,506	2008
	10.000000	9.574573	-4.25%	28,629	2007*

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Service Shares - Q/NQ	3.685734	4.169505	13.13%	22,724	2010
	2.960382	3.685734	24.50%	25,666	2009
	13.977407	2.960382	-78.82%	29,875	2008
	14.207523	13.977407	-1.62%	43,307	2007
	13.158348	14.207523	7.97%	62,843	2006
	13.049343	13.158348	0.84%	62,281	2005
	12.141015	13.049343	7.48%	45,847	2004
	10.000000	12.141015	21.41%	10,370	2003*

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares - Q/NQ	13.298130	15.225622	14.49%	899,222	2010
	10.510501	13.298130	26.52%	1,245,937	2009
	17.324795	10.510501	-39.33%	1,408,510	2008
	16.828784	17.324795	2.95%	1,166,720	2007
	14.834684	16.828784	13.44%	547,989	2006
	14.192053	14.834684	4.53%	95,916	2005
	13.154162	14.192053	7.89%	69,371	2004
	10.000000	13.154162	31.54%	17,866	2003*

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- Mid-Cap Fund®/VA: Service Shares - Q/NQ	17.744186	21.584374	21.64%	127,476	2010
	13.113862	17.744186	35.31%	101,069	2009
	21.399140	13.113862	-38.72%	444,737	2008
	21.955079	21.399140	-2.53%	300,587	2007
	19.370473	21.955079	13.34%	131,048	2006
	17.860093	19.370473	8.46%	47,036	2005
	15.160168	17.860093	17.81%	40,388	2004
	10.000000	15.160168	51.60%	4,257	2003*

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class - Q/NQ	10.881912	11.764923	8.11%	37,149	2010
	10.000000	10.881912	8.82%	15,301	2009*

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ	10.961461	11.397306	3.98%	972,855	2010
	10.000000	10.961461	9.61%	718,570	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB - Q/NQ	11.656463	13.179160	13.06%	19,618	2010
	9.083964	11.656463	28.32%	22,663	2009
	14.990773	9.083964	-39.40%	26,777	2008
	16.140864	14.990773	-7.13%	30,248	2007
	14.086781	16.140864	14.58%	33,133	2006
	13.542179	14.086781	4.02%	34,344	2005
	12.329674	13.542179	9.83%	16,315	2004
	10.000000	12.329674	23.30%	1,928	2003*

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB - Q/NQ	14.934733	16.243221	8.76%	1,316	2010
	12.122313	14.934733	23.20%	1,430	2009
	21.880176	12.122313	-44.60%	1,430	2008
	20.426997	21.880176	7.11%	1,942	2007
	16.179193	20.426997	26.25%	1,986	2006
	14.587540	16.179193	10.91%	1,986	2005
	12.700361	14.587540	14.86%	1,986	2004
	10.000000	12.700361	27.00%	365	2003*

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB - Q/NQ	13.987700	16.702690	19.41%	7,052	2010
	8.633740	13.987700	62.01%	4,785	2009
	13.871050	8.633740	-37.76%	6,810	2008
	13.299138	13.871050	4.30%	6,500	2007
	12.759864	13.299138	4.23%	9,086	2006
	12.212644	12.759864	4.48%	8,899	2005
	11.762739	12.212644	3.82%	9,891	2004
	10.000000	11.762739	17.63%	3,534	2003*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio – II - Q/NQ	10.000000	10.555188	5.55%	3,888	2010*

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II - Q/NQ	10.918054	11.532700	5.63%	71,735	2010
	10.097843	10.918054	8.12%	68,338	2009
	11.408108	10.097843	-11.49%	1,180,775	2008
	10.969146	11.408108	4.00%	1,291,473	2007
	10.714855	10.969146	2.37%	433,087	2006
	10.428901	10.714855	2.74%	54,759	2005
	10.137329	10.428901	2.88%	32,933	2004
	10.000000	10.137329	1.37%	5,646	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class II - Q/NQ	18.967320	20.575707	8.48%	1,367	2010
	14.747139	18.967320	28.62%	1,535	2009
	17.547321	14.747139	-15.96%	1,556	2008
	16.685601	17.547321	5.16%	1,563	2007
	15.233456	16.685601	9.53%	3,065	2006
	13.742442	15.233456	10.85%	3,071	2005
	12.629396	13.742442	8.81%	3,461	2004
	10.000000	12.629396	26.29%	164	2003*

Van Eck VIP Trust - Global Hard Assets Fund: Class R1 - Q/NQ	10.000000	11.825485	18.25%	15,451	2010*

Wells Fargo Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund - Q/NQ	13.358197	16.739917	25.32%	44,598	2010
	8.853008	13.358197	50.89%	13,808	2009
	15.289624	8.853008	-42.10%	0	2008
	13.591399	15.289624	12.49%	0	2007
	11.200593	13.591399	21.35%	0	2006
	10.664779	11.200593	5.02%	0	2005
	10.000000	10.664779	6.65%	0	2004*

Maximum Contract Options Elected (Total 3.10%)
(Variable account charges of 3.10% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class B - Q/NQ	10.253944	11.208033	9.30%	0	2010
	8.792812	10.253944	16.62%	0	2009
	15.301802	8.792812	-42.54%	0	2008
	15.061957	15.301802	1.59%	0	2007
	13.285870	15.061957	13.37%	0	2006
	13.107223	13.285870	1.36%	0	2005
	12.161680	13.107223	7.77%	0	2004

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B - Q/NQ	15.051079	18.463065	22.67%	0	2010
	10.888056	15.051079	38.23%	0	2009
	17.489150	10.888056	-37.74%	0	2008
	17.780205	17.489150	-1.64%	0	2007
	16.065746	17.780205	10.67%	0	2006
	15.547106	16.065746	3.34%	0	2005
	13.474207	15.547106	15.38%	0	2004

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II - Q/NQ	10.983615	11.188033	1.86%	0	2010
	10.284462	10.983615	6.80%	0	2009
	10.784814	10.284462	-4.64%	0	2008
	10.166527	10.784814	6.08%	0	2007
	10.326944	10.166527	-1.55%	0	2006
	10.492436	10.326944	-1.58%	0	2005
	10.233466	10.492436	2.53%	0	2004

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II - Q/NQ	10.634491	11.733445	10.33%	0	2010
	9.318527	10.634491	14.12%	0	2009
	14.734347	9.318527	-36.76%	0	2008
	15.274633	14.734347	-3.54%	0	2007
	13.493120	15.274633	13.20%	0	2006
	13.321705	13.493120	1.29%	0	2005
	12.212151	13.321705	9.09%	0	2004

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II - Q/NQ	11.221044	12.936880	15.29%	0	2010
	8.921263	11.221044	25.78%	0	2009
	12.196336	8.921263	-26.85%	0	2008
	12.901691	12.196336	-5.47%	0	2007
	11.073466	12.901691	16.51%	0	2006
	10.000000	11.073466	10.73%	0	2005*

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ	11.924613	12.683088	6.36%	0	2010
	10.000000	11.924613	19.25%	0	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares - Q/NQ	14.066118	17.150860	21.93%	0	2010
	11.610534	14.066118	21.15%	0	2009
	17.344711	11.610534	-33.06%	0	2008
	18.020861	17.344711	-3.75%	0	2007
	16.253488	18.020861	10.87%	0	2006
	15.640441	16.253488	3.92%	0	2005
	13.242468	15.640441	18.11%	0	2004

Dreyfus Stock Index Fund, Inc. - Service Shares - Q/NQ	10.924784	12.125325	10.99%	0	2010
	8.944671	10.924784	22.14%	0	2009
	14.728065	8.944671	-39.27%	0	2008
	14.479129	14.728065	1.72%	0	2007
	12.968901	14.479129	11.64%	0	2006
	12.814400	12.968901	1.21%	0	2005
	11.983651	12.814400	6.93%	0	2004

Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares - Q/NQ	11.132297	12.410446	11.48%	0	2010
	9.399082	11.132297	18.44%	0	2009
	13.802657	9.399082	-31.90%	0	2008
	13.333094	13.802657	3.52%	0	2007
	11.839445	13.333094	12.62%	0	2006
	11.733920	11.839445	0.90%	0	2005
	11.355502	11.733920	1.55%	0	2004

Dreyfus Variable Investment Fund - Opportunistic Small Cap Portoflio: Service Shares - Q/NQ	8.795706	11.149943	26.77%	0	2010
	7.217638	8.795706	21.86%	0	2009
	11.970611	7.217638	-39.71%	0	2008
	13.926865	11.970611	-14.05%	0	2007
	13.882491	13.926865	0.32%	0	2006
	13.571167	13.882491	2.29%	0	2005
	12.612208	13.571167	7.60%	0	2004

Federated Insurance Series - Federated Capital Appreciation Fund II: Service Shares - Q/NQ	10.762012	11.785179	9.51%	0	2010
	9.805582	10.762012	9.75%	0	2009
	14.388496	9.805582	-31.85%	0	2008
	13.545346	14.388496	6.22%	0	2007
	12.072164	13.545346	12.20%	0	2006
	12.249599	12.072164	-1.45%	0	2005
	11.802304	12.249599	3.79%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Federated Insurance Series - Federated Quality Bond Fund II: Service Shares - Q/NQ	10.432720	10.946648	4.93%	0	2010
	8.960295	10.432720	16.43%	0	2009
	10.002438	8.960295	-10.42%	0	2008
	9.819422	10.002438	1.86%	0	2007
	9.750478	9.819422	0.71%	0	2006
	9.963215	9.750478	-2.14%	0	2005
	9.951590	9.963215	0.12%	0	2004

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2 - Q/NQ	10.271943	11.202483	9.06%	0	2010
	8.551895	10.271943	20.11%	0	2009
	11.794229	8.551895	-27.49%	0	2008
	11.227925	11.794229	5.04%	0	2007
	10.573159	11.227925	6.19%	0	2006
	10.000000	10.573159	5.73%	0	2005*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2 - Q/NQ	10.174021	11.271537	10.79%	0	2010
	8.167735	10.174021	24.56%	0	2009
	12.543972	8.167735	-34.89%	0	2008
	11.773904	12.543972	6.54%	0	2007
	10.876394	11.773904	8.25%	0	2006
	10.000000	10.876394	8.76%	0	2005*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2 - Q/NQ	9.938798	11.161361	12.30%	0	2010
	7.818906	9.938798	27.11%	0	2009
	13.051638	7.818906	-40.09%	0	2008
	12.127667	13.051638	7.62%	0	2007
	11.082197	12.127667	9.43%	0	2006
	10.000000	11.082197	10.82%	0	2005*

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 - Q/NQ	13.332991	15.395119	15.47%	0	2010
	9.323947	13.332991	43.00%	0	2009
	21.105881	9.323947	-55.82%	0	2008
	14.957678	21.105881	41.10%	0	2007
	13.235693	14.957678	13.01%	0	2006
	10.000000	13.235693	32.36%	0	2005*

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2 - Q/NQ	10.910636	12.149852	11.36%	0	2010
	8.669099	10.910636	25.86%	0	2009
	15.645403	8.669099	-44.59%	0	2008
	15.945844	15.645403	-1.88%	0	2007
	13.720116	15.945844	16.22%	0	2006
	13.410680	13.720116	2.31%	0	2005
	12.441944	13.410680	7.79%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 - Q/NQ	10.092914	12.114143	20.03%	0	2010
	8.139562	10.092914	24.00%	0	2009
	15.943213	8.139562	-48.95%	0	2008
	12.992170	15.943213	22.71%	0	2007
	12.579914	12.992170	3.28%	0	2006
	12.304098	12.579914	2.24%	0	2005
	12.313275	12.304098	-0.07%	0	2004

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2 - Q/NQ	10.609884	11.057037	4.21%	0	2010
	9.482361	10.609884	11.89%	0	2009
	10.136610	9.482361	-6.45%	0	2008
	10.052096	10.136610	0.84%	0	2007
	9.960755	10.052096	0.92%	0	2006
	10.087403	9.960755	-1.26%	0	2005
	9.991469	10.087403	0.96%	0	2004

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2 - Q/NQ	18.355509	22.869179	24.59%	2	2010
	13.554387	18.355509	35.42%	2	2009
	23.163116	13.554387	-41.48%	2	2008
	20.728729	23.163116	11.74%	2	2007
	19.029782	20.728729	8.93%	14	2006
	16.638846	19.029782	14.37%	416	2005
	13.774530	16.638846	20.79%	510	2004

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 - Q/NQ	15.571433	17.025062	9.34%	0	2010
	12.731492	15.571433	22.31%	0	2009
	23.447130	12.731492	-45.70%	0	2008
	20.675483	23.447130	13.41%	0	2007
	18.115422	20.675483	14.13%	0	2006
	15.737183	18.115422	15.11%	0	2005
	14.332315	15.737183	9.80%	0	2004

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R - Q/NQ	10.789957	11.796854	9.33%	0	2010
	8.823493	10.789957	22.29%	0	2009
	16.245750	8.823493	-45.69%	0	2008
	14.324501	16.245750	13.41%	0	2007
	12.546512	14.324501	14.17%	0	2006
	10.903135	12.546512	15.07%	0	2005
	10.000000	10.903135	9.03%	0	2004*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 - Q/NQ	13.212601	16.175617	22.43%	2	2010
	8.676502	13.212601	52.28%	2	2009
	18.382872	8.676502	-52.80%	2	2008
	17.995089	18.382872	2.15%	3	2007
	16.006713	17.995089	12.42%	18	2006
	16.125908	16.006713	-0.74%	524	2005
	14.618587	16.125908	10.31%	642	2004

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 2 - Q/NQ	11.145921	13.030417	16.91%	0	2010
	9.802418	11.145921	13.71%	0	2009
	13.877318	9.802418	-29.36%	0	2008
	14.719429	13.877318	-5.72%	0	2007
	12.968351	14.719429	13.50%	0	2006
	12.938669	12.968351	0.23%	0	2005
	12.029439	12.938669	7.56%	0	2004

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2 - Q/NQ	14.375565	17.861877	24.25%	0	2010
	11.486602	14.375565	25.15%	0	2009
	17.698412	11.486602	-35.10%	0	2008
	18.713312	17.698412	-5.42%	0	2007
	16.507141	18.713312	13.36%	0	2006
	15.660591	16.507141	5.41%	0	2005
	13.060042	15.660591	19.91%	0	2004

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 - Q/NQ	8.226101	8.788635	6.84%	0	2010
	6.517536	8.226101	26.21%	0	2009
	10.000000	6.517536	-34.82%	0	2008*

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3 - Q/NQ	14.898134	16.965288	13.88%	0	2010
	8.905778	14.898134	67.29%	0	2009
	19.420815	8.905778	-54.14%	0	2008
	15.575535	19.420815	24.69%	0	2007
	12.540124	15.575535	24.21%	0	2006
	10.000000	12.540124	25.40%	0	2005*

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2 - Q/NQ	16.067484	16.878726	5.05%	0	2010
	12.099493	16.067484	32.79%	0	2009
	20.944254	12.099493	-42.23%	0	2008
	18.723686	20.944254	11.86%	0	2007
	15.909084	18.723686	17.69%	0	2006
	14.901196	15.909084	6.76%	0	2005
	12.973831	14.901196	14.86%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3 - Q/NQ	12.283960	12.904183	5.05%	0	2010
	9.239891	12.283960	32.94%	0	2009
	15.998081	9.239891	-42.24%	0	2008
	14.303304	15.998081	11.85%	0	2007
	12.151583	14.303304	17.71%	0	2006
	11.385510	12.151583	6.73%	0	2005
	10.000000	11.385510	13.86%	0	2004*

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3 - Q/NQ	13.473631	14.933619	10.84%	0	2010
	11.715395	13.473631	15.01%	0	2009
	11.383625	11.715395	2.91%	0	2008
	10.582240	11.383625	7.57%	0	2007
	9.676941	10.582240	9.36%	0	2006
	10.000000	9.676941	-3.23%	0	2005*

Huntington VA Funds - Huntington VA International Equity Fund - Q/NQ	10.000000	10.282589	2.83%	0	2010*

Huntington VA Funds - Huntington VA Situs Fund - Q/NQ	10.000000	11.254934	12.55%	0	2010*

Invesco - Invesco V.I. Capital Appreciation Fund: Series II - Q/NQ	9.504594	10.610647	11.64%	0	2010
	8.125201	9.504594	16.98%	0	2009
	14.616017	8.125201	-44.41%	0	2008
	13.502003	14.616017	8.25%	0	2007
	13.136963	13.502003	2.78%	0	2006
	12.484939	13.136963	5.22%	0	2005
	12.116995	12.484939	3.04%	0	2004

Invesco - Invesco V.I. Capital Development Fund: Series II - Q/NQ	12.795848	14.689995	14.80%	0	2010
	9.300052	12.795848	37.59%	0	2009
	18.154238	9.300052	-48.77%	0	2008
	16.950287	18.154238	7.10%	0	2007
	15.045252	16.950287	12.66%	0	2006
	14.208510	15.045252	5.89%	0	2005
	12.720643	14.208510	11.70%	0	2004

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ	11.716690	12.338736	5.31%	0	2010
	10.000000	11.716690	17.17%	0	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Janus Aspen Series - Balanced Portfolio: Service Shares - Q/NQ	13.382126	14.020410	4.77%	0	2010
	10.996797	13.382126	21.69%	0	2009
	13.520189	10.996797	-18.66%	0	2008
	12.653335	13.520189	6.85%	0	2007
	11.825372	12.653335	7.00%	0	2006
	11.334260	11.825372	4.33%	0	2005
	10.801061	11.334260	4.94%	0	2004

Janus Aspen Series - Forty Portfolio: Service Shares - Q/NQ	15.359012	15.847510	3.18%	0	2010
	10.855174	15.359012	41.49%	0	2009
	20.117417	10.855174	-46.04%	0	2008
	15.196861	20.117417	32.38%	0	2007
	14.371580	15.196861	5.74%	0	2006
	13.175480	14.371580	9.08%	0	2005
	11.525834	13.175480	14.31%	0	2004

Janus Aspen Series - Global Technology Portfolio: Service II Shares - Q/NQ	10.000000	11.118524	11.19%	0	2010*

Janus Aspen Series - Overseas Portfolio: Service II Shares - Q/NQ	20.417535	24.737752	21.16%	0	2010
	11.766442	20.417535	73.52%	0	2009
	25.411524	11.766442	-53.70%	0	2008
	20.479334	25.411524	24.08%	0	2007
	14.405472	20.479334	42.16%	0	2006
	11.259564	14.405472	27.94%	0	2005
	10.000000	11.259564	12.60%	0	2004*

Janus Aspen Series - Overseas Portfolio: Service Shares - Q/NQ	27.909645	33.811698	21.15%	0	2010
	16.084135	27.909645	73.52%	0	2009
	34.750086	16.084135	-53.71%	0	2008
	28.017285	34.750086	24.03%	0	2007
	19.716764	28.017285	42.10%	0	2006
	15.420009	19.716764	27.86%	0	2005
	13.407697	15.420009	15.01%	0	2004

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Service Class - Q/NQ	11.135683	12.101997	8.68%	0	2010
	8.261847	11.135683	34.78%	0	2009
	13.530208	8.261847	-38.94%	0	2008
	12.578640	13.530208	7.56%	0	2007
	12.096390	12.578640	3.99%	0	2006
	11.976042	12.096390	1.00%	0	2005
	11.340219	11.976042	5.61%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

MFS® Variable Insurance Trust - MFS Value Series: Service Class - Q/NQ	13.065737	14.081083	7.77%	0	2010
	11.011503	13.065737	18.66%	0	2009
	16.896991	11.011503	-34.83%	0	2008
	16.209574	16.896991	4.24%	0	2007
	13.880274	16.209574	16.78%	0	2006
	13.452981	13.880274	3.18%	0	2005
	12.090719	13.452981	11.27%	0	2004

MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class - Q/NQ	10.000000	10.619427	6.19%	0	2010*

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class - Q/NQ	8.965097	9.146323	2.02%	0	2010
	8.163826	8.965097	9.81%	0	2009
	9.731969	8.163826	-16.11%	0	2008
	9.587526	9.731969	1.51%	0	2007
	9.494437	9.587526	0.98%	0	2006
	9.657941	9.494437	-1.69%	0	2005
	9.889863	9.657941	-2.35%	0	2004

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class - Q/NQ	9.247398	10.718412	15.91%	0	2010
	7.774322	9.247398	18.95%	0	2009
	13.256294	7.774322	-41.35%	0	2008
	13.612747	13.256294	-2.62%	0	2007
	13.346213	13.612747	2.00%	0	2006
	13.384063	13.346213	-0.28%	0	2005
	12.345804	13.384063	8.41%	0	2004

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class - Q/NQ	11.824071	14.076597	19.05%	0	2010
	9.284580	11.824071	27.35%	0	2009
	15.823661	9.284580	-41.32%	0	2008
	15.177163	15.823661	4.26%	0	2007
	13.773885	15.177163	10.19%	0	2006
	13.301110	13.773885	3.55%	0	2005
	12.117377	13.301110	9.77%	0	2004

NVIT American Century NVIT Multi Cap Value Fund: Class II - Q/NQ	12.290622	13.476225	9.65%	0	2010
	10.000000	12.290622	22.91%	0	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT American Funds NVIT Bond Fund: Class II - Q/NQ	9.773451	10.037844	2.71%	0	2010
	8.993354	9.773451	8.67%	0	2009
	10.297722	8.993354	-12.67%	0	2008
	10.321165	10.297722	-0.23%	0	2007
	10.000000	10.321165	3.21%	0	2006*

NVIT American Funds NVIT Global Growth Fund: Class II - Q/NQ	9.598315	10.352092	7.85%	0	2010
	6.995106	9.598315	37.21%	0	2009
	11.764963	6.995106	-40.54%	0	2008
	10.618081	11.764963	10.80%	0	2007
	10.000000	10.618081	6.18%	0	2006*

NVIT American Funds NVIT Growth Fund: Class II - Q/NQ	7.998790	9.161226	14.53%	0	2010
	5.947930	7.998790	34.48%	0	2009
	11.003922	5.947930	-45.95%	0	2008
	10.150195	11.003922	8.41%	0	2007
	10.000000	10.150195	1.50%	0	2006*

NVIT Federated NVIT High Income Bond Fund: Class I - Q/NQ	12.184103	13.359632	9.65%	0	2010
	8.612068	12.184103	41.48%	0	2009
	12.342412	8.612068	-30.22%	0	2008
	12.352212	12.342412	-0.08%	0	2007
	11.524223	12.352212	7.18%	0	2006
	11.615364	11.524223	-0.78%	0	2005
	10.887570	11.615364	6.68%	0	2004

NVIT Federated NVIT High Income Bond Fund: Class III - Q/NQ	10.906882	11.959804	9.65%	0	2010
	7.704980	10.906882	41.56%	0	2009
	11.059094	7.704980	-30.33%	0	2008
	11.064275	11.059094	-0.05%	0	2007
	10.323053	11.064275	7.18%	0	2006
	10.000000	10.323053	3.23%	0	2005*

NVIT Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II - Q/NQ	7.480276	8.363784	11.81%	0	2010
	5.046677	7.480276	48.22%	0	2009
	10.000000	5.046677	-49.53%	0	2008*

NVIT Neuberger Berman NVIT Socially Responsible Fund: Class II - Q/NQ	7.692638	9.210778	19.73%	0	2010
	6.047648	7.692638	27.20%	0	2009
	10.000000	6.047648	-39.52%	0	2008*

NVIT NVIT Cardinal Aggressive Fund: Class II - Q/NQ	7.861180	8.756975	11.40%	0	2010
	6.279343	7.861180	25.19%	0	2009
	10.000000	6.279343	-37.21%	0	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Cardinal Balanced Fund: Class II - Q/NQ	9.082783	9.717226	6.99%	0	2010
	7.822749	9.082783	16.11%	0	2009
	10.000000	7.822749	-21.77%	0	2008*

NVIT NVIT Cardinal Capital Appreciation Fund: Class II - Q/NQ	8.553603	9.315490	8.91%	0	2010
	7.109326	8.553603	20.32%	0	2009
	10.000000	7.109326	-28.91%	0	2008*

NVIT NVIT Cardinal Conservative Fund: Class II - Q/NQ	9.811808	10.154305	3.49%	0	2010
	8.959123	9.811808	9.52%	0	2009
	10.000000	8.959123	-10.41%	0	2008*

NVIT NVIT Cardinal Moderate Fund: Class II - Q/NQ	8.818601	9.517062	7.92%	0	2010
	7.462804	8.818601	18.17%	0	2009
	10.000000	7.462804	-25.37%	0	2008*

NVIT NVIT Cardinal Moderately Aggressive Fund: Class II - Q/NQ	8.280007	9.091525	9.80%	0	2010
	6.750662	8.280007	22.65%	0	2009
	10.000000	6.750662	-32.49%	0	2008*

NVIT NVIT Cardinal Moderately Conservative Fund: Class II - Q/NQ	9.348588	9.877270	5.66%	0	2010
	8.198147	9.348588	14.03%	0	2009
	10.000000	8.198147	-18.02%	0	2008*

NVIT NVIT Core Bond Fund: Class II - Q/NQ	10.224799	10.579445	3.47%	0	2010
	9.717023	10.224799	5.23%	0	2009
	10.000000	9.717023	-2.83%	0	2008*

NVIT NVIT Core Plus Bond Fund: Class II - Q/NQ	10.970067	11.492609	4.76%	0	2010
	9.722786	10.970067	12.83%	0	2009
	10.000000	9.722786	-2.77%	0	2008*

NVIT NVIT Emerging Markets Fund: Class II - Q/NQ	28.176274	31.648576	12.32%	0	2010
	17.829196	28.176274	58.03%	0	2009
	43.740296	17.829196	-59.24%	0	2008
	31.094195	43.740296	40.67%	0	2007
	23.538009	31.094195	32.10%	0	2006
	18.354177	23.538009	28.24%	0	2005
	15.727041	18.354177	16.70%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Emerging Markets Fund: Class VI - Q/NQ	17.940511	20.147216	12.30%	0	2010
	11.352281	17.940511	58.03%	0	2009
	27.806635	11.352281	-59.17%	0	2008
	19.732101	27.806635	40.92%	0	2007
	14.910641	19.732101	32.34%	0	2006
	11.613032	14.910641	28.40%	0	2005
	10.000000	11.613032	16.13%	0	2004*

NVIT NVIT Government Bond Fund: Class I - Q/NQ	10.647498	10.810828	1.53%	0	2010
	10.700397	10.647498	-0.49%	0	2009
	10.251268	10.700397	4.38%	0	2008
	9.874128	10.251268	3.82%	0	2007
	9.859690	9.874128	0.15%	0	2006
	9.852684	9.859690	0.07%	0	2005
	9.846665	9.852684	0.06%	0	2004

NVIT NVIT International Equity Fund: Class VI - Q/NQ	6.764988	7.407899	9.50%	0	2010
	5.393107	6.764988	25.44%	0	2009
	10.000000	5.393107	-46.07%	0	2008*

NVIT NVIT International Index Fund: Class VIII - Q/NQ	7.818940	8.137306	4.07%	0	2010
	6.274147	7.818940	24.62%	0	2009
	11.378270	6.274147	-44.86%	0	2008
	10.736284	11.378270	5.98%	0	2007
	10.000000	10.736284	7.36%	0	2006*

NVIT NVIT Investor Destinations Aggressive Fund: Class II - Q/NQ	12.713282	14.121735	11.08%	3,259	2010
	10.314039	12.713282	23.26%	3,261	2009
	16.854466	10.314039	-38.81%	3,264	2008
	16.418390	16.854466	2.66%	3,266	2007
	14.496756	16.418390	13.26%	3,663	2006
	13.859809	14.496756	4.60%	6,343	2005
	12.543658	13.859809	10.49%	6,343	2004

NVIT NVIT Investor Destinations Balanced Fund: Class II - Q/NQ	11.398134	12.128977	6.41%	0	2010
	10.000000	11.398134	13.98%	0	2009*

NVIT NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ	11.950737	12.973714	8.56%	0	2010
	10.000000	11.950737	19.51%	0	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Investor Destinations Conservative Fund: Class II - Q/NQ	10.666067	10.944522	2.61%	0	2010
	10.090576	10.666067	5.70%	0	2009
	11.080825	10.090576	-8.94%	0	2008
	10.853226	11.080825	2.10%	0	2007
	10.549197	10.853226	2.88%	0	2006
	10.537287	10.549197	0.11%	0	2005
	10.390939	10.537287	1.41%	0	2004

NVIT NVIT Investor Destinations Moderate Fund: Class II - Q/NQ	11.782881	12.663937	7.48%	18,209	2010
	10.206702	11.782881	15.44%	19,895	2009
	13.714855	10.206702	-25.58%	21,175	2008
	13.397773	13.714855	2.37%	24,976	2007
	12.415604	13.397773	7.91%	24,976	2006
	12.161677	12.415604	2.09%	24,976	2005
	11.458036	12.161677	6.14%	24,976	2004

NVIT NVIT Investor Destinations Moderately Aggressive Fund: Class II - Q/NQ	12.454242	13.617346	9.34%	8,469	2010
	10.332349	12.454242	20.54%	12,919	2009
	15.542404	10.332349	-33.52%	13,666	2008
	15.112881	15.542404	2.84%	14,359	2007
	13.615209	15.112881	11.00%	15,144	2006
	13.121486	13.615209	3.76%	16,209	2005
	12.080288	13.121486	8.62%	16,213	2004

NVIT NVIT Investor Destinations Moderately Conservative Fund: Class II - Q/NQ	11.286601	11.868304	5.15%	0	2010
	10.167161	11.286601	11.01%	0	2009
	12.350672	10.167161	-17.68%	0	2008
	12.042332	12.350672	2.56%	0	2007
	11.461131	12.042332	5.07%	0	2006
	11.318966	11.461131	1.26%	0	2005
	10.900641	11.318966	3.84%	0	2004

NVIT NVIT Mid Cap Index Fund: Class I - Q/NQ	14.253744	17.431426	22.29%	0	2010
	10.756251	14.253744	32.52%	0	2009
	17.472103	10.756251	-38.44%	0	2008
	16.766665	17.472103	4.21%	0	2007
	15.744582	16.766665	6.49%	0	2006
	14.493118	15.744582	8.63%	0	2005
	12.923532	14.493118	12.15%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Money Market Fund: Class I - Q/NQ	9.361404	9.071213	-3.10%	0	2010
	9.656837	9.361404	-3.06%	0	2009
	9.765229	9.656837	-1.11%	0	2008
	9.618391	9.765229	1.53%	0	2007
	9.495091	9.618391	1.30%	0	2006
	9.543386	9.495091	-0.51%	0	2005
	9.769427	9.543386	-2.31%	0	2004

NVIT NVIT Multi Sector Bond Fund: Class I - Q/NQ	10.585964	11.343968	7.16%	0	2010
	8.783114	10.585964	20.53%	0	2009
	10.959160	8.783114	-19.86%	0	2008
	10.811610	10.959160	1.36%	0	2007
	10.641635	10.811610	1.60%	0	2006
	10.746841	10.641635	-0.98%	0	2005
	10.410412	10.746841	3.23%	0	2004

NVIT NVIT Multi-Manager International Growth Fund: Class VI - Q/NQ	7.909010	8.722109	10.28%	0	2010
	5.996721	7.909010	31.89%	0	2009
	10.000000	5.996721	-40.03%	0	2008*

NVIT NVIT Multi-Manager International Value Fund: Class II - Q/NQ	13.171196	13.515587	2.61%	0	2010
	10.495599	13.171196	25.49%	0	2009
	20.239318	10.495599	-48.14%	0	2008
	20.339644	20.239318	-0.49%	0	2007
	17.147031	20.339644	18.62%	0	2006
	15.828386	17.147031	8.33%	0	2005
	13.612162	15.828386	16.28%	0	2004

NVIT NVIT Multi-Manager International Value Fund: Class VI - Q/NQ	9.447822	9.690812	2.57%	0	2010
	7.529576	9.447822	25.48%	0	2009
	14.512360	7.529576	-48.12%	0	2008
	14.585742	14.512360	-0.50%	0	2007
	12.295894	14.585742	18.62%	0	2006
	11.348831	12.295894	8.35%	0	2005
	10.000000	11.348831	13.49%	0	2004*

NVIT NVIT Multi-Manager Large Cap Growth Fund: Class II - Q/NQ	7.806312	8.726316	11.79%	0	2010
	6.227982	7.806312	25.34%	0	2009
	10.000000	6.227982	-37.72%	0	2008*

NVIT NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ	7.674657	8.384833	9.25%	0	2010
	6.216221	7.674657	23.46%	0	2009
	10.000000	6.216221	-37.84%	0	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi-Manager Mid Cap Growth Fund: Class II - Q/NQ	7.537934	9.237900	22.55%	0	2010
	6.139399	7.537934	22.78%	0	2009
	10.000000	6.139399	-38.61%	0	2008*

NVIT NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ	8.365535	9.697905	15.93%	0	2010
	6.616993	8.365535	26.43%	0	2009
	10.000000	6.616993	-33.83%	0	2008*

NVIT NVIT Multi-Manager Small Cap Growth Fund: Class II - Q/NQ	9.554020	11.582367	21.23%	0	2010
	7.752146	9.554020	23.24%	0	2009
	14.965054	7.752146	-48.20%	0	2008
	14.106303	14.965054	6.09%	0	2007
	14.134552	14.106303	-0.20%	0	2006
	13.538009	14.134552	4.41%	0	2005
	12.345324	13.538009	9.66%	0	2004

NVIT NVIT Multi-Manager Small Cap Value Fund: Class II - Q/NQ	13.474912	16.514540	22.56%	0	2010
	11.048833	13.474912	21.96%	0	2009
	16.843634	11.048833	-34.40%	0	2008
	18.740532	16.843634	-10.12%	0	2007
	16.514876	18.740532	13.48%	0	2006
	16.580442	16.514876	-0.40%	0	2005
	14.624984	16.580442	13.37%	0	2004

NVIT NVIT Multi-Manager Small Company Fund: Class II - Q/NQ	13.772382	16.679609	21.11%	0	2010
	10.572824	13.772382	30.26%	0	2009
	17.701030	10.572824	-40.27%	0	2008
	17.930864	17.701030	-1.28%	0	2007
	16.557154	17.930864	8.30%	0	2006
	15.253704	16.557154	8.55%	0	2005
	13.252203	15.253704	15.10%	0	2004

NVIT NVIT Nationwide Fund: Class II - Q/NQ	10.364947	11.372011	9.72%	0	2010
	8.519322	10.364947	21.66%	0	2009
	15.058676	8.519322	-43.43%	0	2008
	14.405951	15.058676	4.53%	0	2007
	13.108776	14.405951	9.90%	0	2006
	12.637236	13.108776	3.73%	0	2005
	11.906305	12.637236	6.14%	0	2004

NVIT NVIT Real Estate Fund: Class II - Q/NQ	6.975141	8.774897	25.80%	0	2010
	5.515499	6.975141	26.46%	0	2009
	10.000000	5.515499	-44.85%	0	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Short Term Bond Fund: Class II - Q/NQ	10.105744	10.029444	-0.76%	0	2010
	9.736749	10.105744	3.79%	0	2009
	10.000000	9.736749	-2.63%	0	2008*

NVIT NVIT Worldwide Leaders Fund: Class VI - Q/NQ	13.138174	14.161956	7.79%	0	2010
	10.000000	13.138174	31.38%	0	2009*

NVIT Oppenheimer NVIT Large Cap Growth Fund: Class II - Q/NQ	12.767002	13.425143	5.16%	1	2010
	10.000000	12.767002	27.67%	0	2009*

NVIT Templeton NVIT International Value Fund: Class III - Q/NQ	12.763453	13.152966	3.05%	0	2010
	10.000000	12.763453	27.63%	0	2009*

NVIT Van Kampen NVIT Comstock Value Fund: Class II - Q/NQ	11.317542	12.660907	11.87%	0	2010
	9.105570	11.317542	24.29%	0	2009
	14.968912	9.105570	-39.17%	0	2008
	15.864045	14.968912	-5.64%	0	2007
	14.165893	15.864045	11.99%	0	2006
	14.062094	14.165893	0.74%	0	2005
	12.394194	14.062094	13.46%	0	2004

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4 - Q/NQ	11.500623	12.890548	12.09%	0	2010
	8.515248	11.500623	35.06%	0	2009
	14.732284	8.515248	-42.20%	0	2008
	14.337576	14.732284	2.75%	0	2007
	12.602226	14.337576	13.77%	0	2006
	11.402376	12.602226	10.52%	0	2005
	10.000000	11.402376	14.02%	0	2004*

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Service Shares - Q/NQ	16.247507	18.216643	12.12%	0	2010
	12.032155	16.247507	35.03%	0	2009
	20.811338	12.032155	-42.18%	0	2008
	20.249435	20.811338	2.77%	0	2007
	17.803936	20.249435	13.74%	0	2006
	16.107036	17.803936	10.54%	0	2005
	13.982444	16.107036	15.19%	0	2004

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4 - Q/NQ	2.396223	2.653309	10.73%	0	2010
	1.956116	2.396223	22.50%	0	2009
	9.447861	1.956116	-79.30%	0	2008
	10.000000	9.447861	-5.52%	0	2007*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Service Shares - Q/NQ	2.946471	3.267477	10.89%	0	2010
	2.414209	2.946471	22.05%	0	2009
	11.629258	2.414209	-79.24%	0	2008
	12.059929	11.629258	-3.57%	0	2007
	11.393454	12.059929	5.85%	0	2006
	11.525843	11.393454	-1.15%	0	2005
	10.939304	11.525843	5.36%	0	2004

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares - Q/NQ	10.726633	12.039374	12.24%	0	2010
	8.648730	10.726633	24.03%	0	2009
	14.543646	8.648730	-40.53%	0	2008
	14.413133	14.543646	0.91%	0	2007
	12.960166	14.413133	11.21%	0	2006
	12.647460	12.960166	2.47%	0	2005
	11.958328	12.647460	5.76%	0	2004

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- Mid-Cap Fund®/VA: Service Shares - Q/NQ	14.077483	16.786718	19.25%	0	2010
	10.613467	14.077483	32.64%	0	2009
	17.668621	10.613467	-39.93%	0	2008
	18.494580	17.668621	-4.47%	0	2007
	16.644797	18.494580	11.11%	0	2006
	15.654699	16.644797	6.32%	0	2005
	13.555395	15.654699	15.49%	0	2004

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class - Q/NQ	10.737936	11.380251	5.98%	0	2010
	10.000000	10.737936	7.38%	0	2009*

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ	10.816432	11.024649	1.93%	0	2010
	10.000000	10.816432	8.16%	0	2009*

Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB - Q/NQ	10.205946	11.311753	10.83%	0	2010
	8.113633	10.205946	25.79%	0	2009
	13.659717	8.113633	-40.60%	0	2008
	15.005451	13.659717	-8.97%	0	2007
	13.358581	15.005451	12.33%	0	2006
	13.099775	13.358581	1.98%	0	2005
	12.166821	13.099775	7.67%	0	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB - Q/NQ	13.076339	13.941784	6.62%	0	2010
	10.827587	13.076339	20.77%	0	2009
	19.937709	10.827587	-45.69%	0	2008
	18.990187	19.937709	4.99%	0	2007
	15.342852	18.990187	23.77%	0	2006
	14.111015	15.342852	8.73%	0	2005
	12.532545	14.111015	12.59%	0	2004

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB - Q/NQ	12.247313	14.336308	17.06%	0	2010
	7.711514	12.247313	58.82%	0	2009
	12.639354	7.711514	-38.99%	0	2008
	12.363454	12.639354	2.23%	0	2007
	12.100219	12.363454	2.18%	0	2006
	11.813630	12.100219	2.43%	0	2005
	11.607365	11.813630	1.78%	0	2004

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio – II - Q/NQ	10.000000	10.416671	4.17%	0	2010*

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II - Q/NQ	9.559700	9.898730	3.55%	0	2010
	9.019403	9.559700	5.99%	0	2009
	10.394856	9.019403	-13.23%	0	2008
	10.197094	10.394856	1.94%	0	2007
	10.160587	10.197094	0.36%	0	2006
	10.087881	10.160587	0.72%	0	2005
	10.003184	10.087881	0.85%	0	2004

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class II - Q/NQ	16.498789	17.544974	6.34%	0	2010
	13.085802	16.498789	26.08%	0	2009
	15.884049	13.085802	-17.62%	0	2008
	15.409580	15.884049	3.08%	0	2007
	14.350761	15.409580	7.38%	0	2006
	13.205871	14.350761	8.67%	0	2005
	12.380465	13.205871	6.67%	0	2004

Van Eck VIP Trust - Global Hard Assets Fund: Class R1 - Q/NQ	10.000000	11.670296	16.70%	0	2010*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percentage Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Wells Fargo Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund - Q/NQ	12.060665	14.816129	22.85%	0	2010
	8.153961	12.060665	47.91%	0	2009
	14.366648	8.153961	-43.24%	0	2008
	13.029356	14.366648	10.26%	0	2007
	10.952907	13.029356	18.96%	0	2006
	10.638143	10.952907	2.96%	0	2005
	10.000000	10.638143	6.38%	0	2004*

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code").  Following is a general description of the various contract types.  Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are owned by nonnatural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the income earned inside the contract, unless the nonnatural person owns the contract as an "agent" of a natural person.

Individual Retirement Annuities (IRAs)

IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from Qualified Plans, Tax Sheltered Annuities and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

When the owner of an IRA attains the age of 70½, the Code requires that certain minimum distributions be made.  In addition, upon the death of the owner of an IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distributions may exceed the contract value.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established and the annuity contract's IRA endorsement.

As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.

Roth IRAs

Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from other Roth IRAs and individual retirement plans can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an individual retirement plan or other eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an individual retirement plan or other eligible retirement plan to a Roth IRA.

For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract's IRA endorsement.

Simplified Employee Pension IRAs (SEP IRA)

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA.  In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.

A SEP IRA plan must satisfy:

•	minimum participation rules;

•	top-heavy contribution rules;

•	nondiscriminatory allocation rules; and

•	requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

When the owner of a SEP IRA attains the age of 70½, the Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value. In addition, upon the death of the owner of a SEP IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Simple IRAs

A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:

•	vesting requirements;

•	participation requirements; and

•	administrative requirements.

The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.

A Simple IRA cannot receive rollover distributions except from another Simple IRA.

When the owner of a Simple IRA attains the age of 70½, the Code requires that certain minimum distributions be made. Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value.  In addition, upon the death of the owner of a Simple IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in Section 501(c)(3) of the Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees.  These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts.  These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.

When the owner of a Tax Sheltered Annuity attains the age of 70½, the Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value.  In addition, upon the death of the owner of a Tax Sheltered Annuity, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Final 403(b) Regulations issued by the Internal Revenue Service impose certain restrictions on non-taxable transfers or exchanges of one 403(b) Tax Sheltered Annuity contract for another.  Nationwide will no longer issue or accept applications for new and/or in-service transfers to new or existing Nationwide individual 403(b) Tax Sheltered Annuity contracts used for salary reduction plans not subject to ERISA.  Nationwide will continue to accept applications and in-service transfers for individual 403(b) Tax Sheltered Annuity contracts used for 403(b) plans that are subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

Commencing in 2009, Tax Sheltered Annuities must be issued pursuant to a written plan, and the plan must satisfy various administrative requirements.  You should check with your employer to ensure that these requirements will be satisfied in a timely manner.

Charitable Remainder Trusts

Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Code.  Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:

(1)	Waiver of sales charges. In addition to the any sales load waivers included in the contract, Charitable Remainder Trusts may also withdraw the difference between:

(a)	the contract value on the day before the withdrawal; and

(b)	the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).

(2)
Contract ownership at annuitization.  On the annuitization date, if the Contract Owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.

(3)
Recipient of death benefit proceeds.  With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.

While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex.  A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial advisor prior to purchasing the contract.  An annuity that has a Charitable Remainder Trust endorsement is not a charitable remainder trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust.

Investment Only (Qualified Plans)

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan.  The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401 and 408(a), of the Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract.  Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  Nothing in this prospectus should be considered to be tax advice.  Purchasers and prospective purchasers should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

IRAs, SEP IRAs and Simple IRAs

Distributions from IRAs, SEP IRAs and Simple IRAs are generally taxed as ordinary income when received.  If any of the amounts contributed to the Individual Retirement Annuity were non-deductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the contract owner attains the age of 59½ years, the income is subject to the regular income tax, and an additional penalty tax of 10% is generally applicable.  (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.)  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the contract owner;

•	attributable to the contract owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the contract owner, or the joint lives (or joint life expectancies) of the contract owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or non-taxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" satisfies the 5-year rule and meets 1 of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;

•	it is attributable to the contract owner’s disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The 5-year rule generally is satisfied if the distribution is not made within the 5-year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the contract owner;

•	attributable to the contract owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the contract owner, or the joint lives (or joint life expectancies) of the contract owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received.  A portion of each distribution after the annuitization date is excludable from income based on a formula established pursuant to the Code.  The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered.  Thereafter, all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the contract owner attains the age of 59½, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the contract owner;

•	attributable to the contract owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the contract owner, or the joint lives (or joint life expectancies) of the contract owner and his or her designated beneficiary; or

•	made to the contract owner after separation from service with his or her employer after age 55.

A loan from a Tax Sheltered Annuity generally is not considered to be a distribution, and is therefore generally not taxable.  However, if the loan is not repaid in accordance with the repayment schedule, the entire balance of the loan would be treated as being in default, and the defaulted amount would be treated as being distributed to the participant as a taxable distribution.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a non-qualified annuity contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner’s investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payments made with after-tax dollars.  Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged, amounts borrowed from the contract, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income.  The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner’s investment in the contract, divided by the expected return on the contract.  Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner’s death;

•	the result of a contract owner’s disability (as defined in the Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

•	is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of non-qualified contracts owned by individuals.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Code.  Therefore, income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Code.

If the annuitant dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.

Exchanges

As a general rule, federal income tax law treats exchanges of property in the same manner as a sale of the property.  However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity, provided that the obligee (the person to whom the annuity obligation is owed) is the same for both contracts.  If the exchange includes the receipt of property in addition to another annuity contract, such as cash, special rules may cause a portion of the transaction to be taxable.

Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal

In March 2008, the IRS issued Rev. Proc. 2008-24, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract.  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 12 months from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the tax-free status of the exchange may still be preserved despite a distribution or surrender from either contract if the contract owner can show that between the date of the direct transfer and the distribution or surrender, 1 of the conditions described under Section 72(q)(2) of the Code that would exempt the distribution from the 10% early distribution penalty (such as turning age 59½, or becoming disabled; but not a series of substantially equal periodic payments or an immediate annuity) or "other similar life event" such as divorce or loss of employment occurred.  Absent a showing of such an occurrence, Rev. Proc. 2008-24 concludes that the direct transfer would fail to qualify as a tax-free 1035 exchange, and the full amount transferred from the original contract would be treated as a taxable distribution, followed by the purchase of a new annuity contract.  Rev. Proc. 2008-24 applies to direct transfers completed on or after June 30, 2008.  Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.

Taxation of Lifetime Surrenders Under the Capital Preservation Plus Lifetime Income Option or a Lifetime Income Option

While the tax treatment for surrenders for benefits such as the Capital Preservation Plus Lifetime Income Option and the Lifetime Income Options is not clear under federal tax law, Nationwide intends to treat surrenders under these options as taxable to the extent that the cash value of the contract exceeds the contract owner’s investment at the time of the surrender.  Specifically, we intend to treat the following amount of each surrender as a taxable distribution:

The greater of:

(1)	A – C; or

(2)	B – C,

Where

A = the contract value immediately before the surrender;

B = the guaranteed annual benefit amount immediately before the surrender; and

C = the remaining investment in the contract.

In certain circumstances, this treatment could result in your contract value being less than the investment in the contract after such a surrender.  If you subsequently surrender your contract under such circumstances, you would have a loss that may be deductible.  If you purchase one of these options in an IRA, surrenders in excess of the annual benefit amount may be required to satisfy the minimum distribution requirements under the Code.  Please consult a qualified tax advisor.

Same-Sex Marriages, Domestic Partnership and Other Similar Relationships

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Code Sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.  If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in Section 401(a), an eligible deferred compensation plan described in Section 457(b) which is maintained by an eligible employer described in Section 457(e)(1)(A) or individual retirement plans; or

•	the distribution satisfies the minimum distribution requirements imposed by the Code.

In addition, under some circumstances, the Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.

Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding rate is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1)	the distribution is connected to the non-resident alien’s conduct of business in the United States;

(2)	the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and

(3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial consultant, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is 2 or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on non-qualified contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Required Distributions

The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial advisor for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death.  The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Simple IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from non-qualified contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is 0.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For non-qualified contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death.  For contracts other than non-qualified contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of 0.

Required Distributions for Non-Qualified Contracts

Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner’s death, provided however:

(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse’s death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

(a)	the death of the annuitant will be treated as the death of a contract owner;

(b)	any change of annuitant will be treated as the death of a contract owner; and

(c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs, SEP IRAs, Simple IRAs and Roth IRAs

Distributions from a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

(a)	the life of the contract owner or the joint lives of the contract owner and the contract owner’s designated beneficiary; or

(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner’s spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, SEP IRAs and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA or Simple IRA of the contract owner.

If the contract owner’s entire interest in a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner’s lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the minimum distribution requirement may exceed the contract value.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA) or before the entire contract value is distributed (in the case of a Roth IRA), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by 1 for each calendar year that elapsed thereafter; and

(c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the 5th year following the contract owner’s death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the greater of (a) the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by 1 for each year thereafter; or (b) the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by 1 for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the greater of (a) the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by 1 for each year thereafter; or (b) the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by 1 for each calendar year that elapsed thereafter; and

(c)
if there is no designated beneficiary, the applicable distribution period is the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by 1 for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, SEP IRAs and Simple IRAs, all or a portion of each distribution will be included in the recipient’s gross income and taxed at ordinary income tax rates.  The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs or Simple IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."

Tax Changes

The foregoing tax information is based on Nationwide’s understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial advisor for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Code, including the following:

•	generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as individual retirement plans, Tax Sheltered Annuities and Qualified Plans;

•
increasing the portability of various retirement plans by permitting individual retirement plans, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

In 2006, the Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans.  However, all of the other changes resulting from EGTRRA were scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation.  The sunset date for many of these provisions was extended to December 31, 2012 by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  However, if these changes are not further extended (or modified) by new legislation, the Code will be restored to its pre-EGTRRA form after December 31, 2012.  This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial advisor for further information relating to these  and other tax issues.

State Taxation

The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Purchasers and prospective purchasers should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

Appendix D: State Variations

Described below are the variations to certain prospectus disclosure resulting from state law or the instruction provided by state insurance authorities as of the date of this prospectus.  Information regarding a state’s requirements does not mean that Nationwide currently offers contracts within that jurisdiction.  These variations are subject to change without notice and additional variations may be imposed as required by specific states.  Please contact Nationwide or your registered representative for the most up to date information regarding state variations.

All states other than the State of New York:  The 7% Lifetime Income Option and 7% Spousal Continuation Benefit is not available, effective November 1, 2010.

Alabama - If the B Schedule is elected, subsequent purchase payments, if any, after the initial purchase payment may only be made until the later of the Contract Owner reaching age 63 or the third contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

If the L Schedule is elected, subsequent purchase payments may only be made until the later of the Contract Owner reaching age 66 or the sixth contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

California - For contracts issued in the State of California, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the money market Sub-Account during the free look period.  See "Right to Examine and Cancel" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Connecticut - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Hawaii - Joint owners are not limited to spouses. See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

If the Contract has been altered, Nationwide may rescind the contract and return Contract Value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment) any time during the two years following the Date of Issue or the lifetime of the Annuitant, whichever is shorter.  See "Synopsis of the Contracts" subsection "Purpose of the Contracts" earlier in this prospectus for more information.

Iowa - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Maryland - Transfers during the CPP Program Period are not permitted. See "Optional Contract Benefits, Charges and Deductions" subsection "Capital Preservation Plus Lifetime Income Option" subsection "Preservation Phase of the CPP Lifetime Income Option" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Massachusetts - The Long-Term Care/Nursing Home Waiver and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

If the B Schedule is elected, subsequent purchase payments, if any, after the initial purchase payment may only be made until the later of the Contract Owner reaching age 63 or the third contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

If the L Schedule is elected, subsequent purchase payments may only be made until the later of the Contract Owner reaching age 66 or the sixth contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

For purpose of the 10% Lifetime Income Option, Underwritten Lump Sum Settlement Option, the settlement amount shall be based upon the attained age, and health information provided by the Contract Owner.  See "Optional Contract Benefits, Charges and Deductions" subsection "10% Lifetime Income Option" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Minnesota - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Nevada - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

New Jersey - Charitable Remainder Trust contract type is not available.  See "Synopsis of the Contracts" earlier in this prospectus for more information.

Joint owners are not limited to spouses. See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

For CDSC-free partial surrenders, the amount required to meet IRS minimum distribution requirements is not included in the calculation to determine the amount that may be surrendered without CDSC.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" subsection "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus for more information.

The age based component of the calculation to determine the withdrawal amount that may be surrendered without CDSC under the Systematic Withdrawals program is not available.  See "Contract Owner Services" subsection "Systematic Withdrawals" earlier in this prospectus for more information.

The Spousal Protection Feature is referred to as the Secondary Life Protection Feature.  See "Death Benefits" subsection "Death Benefit Calculations" subsection and "Death Benefits" subsection "Spousal Protection Feature" earlier in this prospectus.

Total purchase payments may not exceed $2,000,000 or ($1,000,000 if an optional rider is elected).  See "Synopsis of the Contracts" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

A Contract Owner cannot meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.  See "Synopsis of the Contracts" subsection "Minimum Initial and Subsequent Purchase Payment" earlier in this prospectus for more information.

The calculations used to determine the amount of the One-Year Enhanced Death Benefit, One-Month Enhanced Death Benefit and Combination Enhanced Death Benefit if the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000 are not applicable.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The Spousal Continuation Benefits are referred to as Secondary Lifetime Continuation Benefits.  The Secondary Lifetime Continuation Benefit must be elected at the time of application (it is not available to be elected after contract issuance) and cannot be removed once added to a contract.  See "Optional Contract Benefits, Charges and Deductions" subsection "Spousal Continuation Benefit" earlier in this prospectus.

New Hampshire - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

New York - The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

If no purchase payment is received three (3) years prior to the Annuitization Date and, if the net amount to be applied to any annuity payment option at the Annuitization Date is less than $2,000, Nationwide has the right to pay this amount in one lump sum instead of periodic annuity payments.  See "Annuitizing the Contract" subsection "Frequency and Amount of Annuity Payments" earlier in this prospectus for more information.

The Combination Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The One Month Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The 10% Lifetime Income Option requires that the age of the person upon which the benefit depends (the "determining life") must be between 50 and 85 years old at the time of application.  See "Optional Contract Benefits, Charges and Deductions" subsection "10% Lifetime Income Option" earlier in this prospectus for more information.

The 10% Spousal Continuation Benefit is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Spousal Continuation Benefit" earlier in this prospectus for more information.

The Lifetime Withdrawal Percentages associated with the 10% Lifetime Income Option are as follows:

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
50 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%
See the "Lifetime Income Surrenders" subsection of "10% Lifetime Income Option" earlier in this prospectus.

The Fixed Account may be restricted or eliminated.  See "Investing in the Contract" subsection "The Fixed Account" earlier in this prospectus for more information.

North Dakota - The Beneficiary Protector II Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

Oregon - Joint owners are not limited to spouses. See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

The maximum transferable amount from the Fixed Account will never be less than 25% of the allocation reaching the end of an interest rate guarantee period.  See "Operation of the Contract" subsection "Transfers Prior to Annuitization" subsection "Transfers from the Fixed Account" earlier in this prospectus for more information.

The Enhanced Fixed Account Dollar Cost Averaging program offers a rate of interest of at least 0.05% over the standard declared rate for the Fixed Account.  See "Contract Owner Services" subsection "Enhanced Fixed Account Dollar Cost Averaging" earlier in this prospectus for more information.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000 that portion of the Death Benefit will be the Contract Value for the One-Year Enhanced Death Benefit, One-Month Enhanced Death Benefit and combination Enhanced Death.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus.

If the B Schedule is elected, subsequent purchase payments, if any, after the initial purchase payment may only be made until the later of the Contract Owner reaching age 63 or the third contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

If the L Schedule is elected, subsequent purchase payments may only be made until the later of the Contract Owner reaching age 66 or the sixth contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

For contracts issued prior to March 15, 2006, Nationwide reserves the right to refuse with respect to the Fixed Account: (1) the allocation of additional Purchase Payments to the Fixed Account, (2) any transfers from the Variable Account to the Fixed Account, and/or (3) renewal of Fixed Account allocations reaching the end of the current guaranteed interest rate period. For the preceding item no. (3), in the event the Contract Owner does not direct Nationwide as to the new allocation of Fixed Account proceeds reaching the end of the guaranteed rate period, Nationwide will transfer such Fixed Account proceeds to a money market Sub-Account.  See "Operation of the Contract" earlier in this prospectus for more information.

Puerto Rico - Nationwide will not charge premium taxes against the contract.  See "Synopsis of the Contracts" subsection "Taxation" earlier in this prospectus.

Pennsylvania - The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Rhode Island - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Texas - Contingent Deferred Sales Charge (CDSC) will not apply if the Contract Owner (or Annuitant if the Contract has a non-natural owner) is confined to a Long Term Care Facility or Hospital for a continuous 90 day period after the first Contract Anniversary.  A request for waiver must be in writing, include proof of confinement in a form satisfactory to Nationwide, and be recorded at the home office prior to the waiver of CDSC.  Written proof of confinement is a bill or a statement from the Physician or from the Long Term Care Facility or Hospital, as defined, that demonstrates the continuous 90-day confinement of the Contract Owner at the time of withdrawal or surrender occurring after the first Contract Anniversary.  The request for waiver must be received by Nationwide during the period of confinement or no later than 91 days after the confinement period ends.  If the request for waiver is received later than 91 days after the confinement period ends, the CDSC, if applicable, will be assessed.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Contingent Deferred Sales Charge  (CDSC) will not be charged if the Contract Owner (or a Joint Owner) is diagnosed by a Physician (who is not a party to the contract or an immediate family member of a party to the Contract) to have a Terminal Illness at any time after the Contract has been issued.  Written notice requesting a Terminal Illness waiver of CDSC and proof of Terminal Illness must be provided by the physician to Nationwide and recorded at the home office prior to the waiver of Surrender charges.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Vermont - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Washington - The Contingent Deferred Sales Charge (CDSC) free withdrawal privilege is available on surrenders (full and partial) of the contract equal to 10% of the net difference of purchase payments still subject to CDSC.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Long Term Care is referred to as Extended Care.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" subsection "Long-Term Care/Nursing Home and Terminal Illness Waiver" earlier in this prospectus for more information.

Prior to March 15, 2006, Nationwide did not assess a contract maintenance charge. Contracts issued after March 16, 2006 are assessed a contract maintenance charge.  See "Synopsis of the Contracts" subsection "Charges and Expenses" earlier in this prospectus for more information.

If the B Schedule is elected, subsequent purchase payments, if any, after the initial purchase payment may only be made until the later of the Contract Owner reaching age 63 or the third contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

If the L Schedule is elected, subsequent purchase payments may only be made until the later of the Contract Owner reaching age 66 or the sixth contract anniversary.  See "Operation of the Contract" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

For contracts issued prior to March 15, 2006, Nationwide reserves the right to refuse with respect to the Fixed Account: (1) the allocation of additional Purchase Payments to the Fixed Account, (2) any transfers from the Variable Account to the Fixed Account, and/or (3) renewal of Fixed Account allocations reaching the end of the current guaranteed interest rate period. For the preceding item no. (3), in the event the Contract Owner does not direct Nationwide as to the new allocation of Fixed Account proceeds reaching the end of the guaranteed rate period, Nationwide will transfer such Fixed Account proceeds to a money market Sub-Account.  See "Operation of the Contract" earlier in this prospectus for more information.

The Enhanced Fixed Account Dollar Cost Averaging program duration can not exceed 12 months. See "Contract Owner Services" subsection "Enhanced Fixed Account Dollar Cost Averaging" earlier in this prospectus for more information.

The Combination Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

Washington, D.C. - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Wisconsin - Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.